              As filed with Securities and Exchange Commission on
                                April 30, 1998
                                                       Registration No. 33-65263

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        -------------------------------
                                   FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 3
                        TO REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                       --------------------------------
                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)
                      NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)
                              501 Boylston Street
                          Boston, Massachusetts 02117
             (Address of depositor's principal executive offices)

                             MARIE C. SWIFT, ESQ.
                                    Counsel
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02117
                    (Name and address of agent for service)

                                  Copies to:
                             STEPHEN E. ROTH, ESQ.
                       Sutherland, Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004

                          ---------------------------
It is proposed that this filing will become effective (check appropriate box)

  [_] immediately upon filing pursuant to paragraph (b)
  [X] on May 1, 1998 pursuant to paragraph (b)
  [_] 60 days after filing pursuant to paragraph (a)(1)
  [_] on (date) pursuant to paragraph (a)(1) of Rule 485
  [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Modified Single Premium Variable Life Insurance Policies.

                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

           Modified Single Premium Variable Life Insurance Policies
                                   Issued by
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

  This prospectus describes individual modified single premium variable life insurance policies (the "Policies") offered by New England Life Insurance Company ("NELICO"), a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife").

  The Policies are issued in two forms: Single Insured and Last Survivor. A Single Insured Policy pays a death benefit on the death of a single named insured; a Last Survivor Policy pays a death benefit on the last of two named insureds to die. The death benefit provided by a Policy is the greater of the variable death benefit and the minimum guaranteed death benefit. The variable death benefit on any day is the amount determined by dividing the Policy's cash value by the applicable net single premium. The initial minimum guaranteed death benefit is based on premium payments made.

  You purchase the Policy with an initial premium. The minimum premium to purchase the Policy is $10,000. Additional payments may be made after the first Policy Year, subject to certain restrictions. You may, within limits, allocate premiums (net of any charges) to one or more of 13 investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in shares of one of the following series of the New England Zenith Fund (the "Zenith Fund"):

Loomis Sayles Small Cap Series            Loomis Sayles Balanced Series
Morgan Stanley International Magnum       Back Bay Advisors Managed Series
Equity Series                             Salomon Brothers Strategic Bond
Alger Equity Growth Series                Opportunities Series
                                          Back Bay Advisors Bond Income Series
Goldman Sachs Midcap Value
Davis Venture Value Series                Salomon Brothers U.S. Government
Westpeak Growth and Income Series         Series
Westpeak Stock Index Series               Back Bay Advisors Money Market
                                          Series

  Partial surrenders and Policy loans may be taken from time to time, subject to certain restrictions. In almost all cases, the Policies will be modified endowment contracts for federal income tax purposes. (See "Tax Treatment of Loans and Other Distributions.")

  A LOAN, DISTRIBUTION OR OTHER AMOUNT RECEIVED FROM A MODIFIED ENDOWMENT CONTRACT DURING THE LIFE OF AN INSURED WILL BE TAXED TO THE EXTENT OF ANY ACCUMULATED INCOME IN THE POLICY. ANY AMOUNTS THAT ARE TAXABLE WITHDRAWALS WILL BE SUBJECT TO A 10% ADDITIONAL TAX, WITH CERTAIN EXCEPTIONS, INCLUDING AN EXCEPTION FOR DISTRIBUTIONS MADE ON OR AFTER THE DATE WHEN THE POLICY OWNER ATTAINS AGE 59 1/2.

  The cash value of a Policy will vary daily with the investment experience of the mutual fund portfolios in which cash value in the Sub-Accounts is invested. There is no guaranteed minimum for cash value in the Sub-Accounts.

  You may cancel the Policy during the "right to return the Policy" period, which in most states is the 10-day period after you receive your Policy. The initial premium for the Policy will be invested in the Money Market Sub-Account until 15 days (in most states) after NELICO mails the confirmation for the initial premium. Thereafter, the Policy's cash value will be invested in the Sub-Accounts according to your instructions.

  It may not be advantageous to replace existing insurance with the Policy described in this prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS OF THE NEW ENGLAND ZENITH FUND. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  SHARES OF THE ZENITH FUND AND INTERESTS IN THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES AND INTERESTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               MAY 1, 1998

                               TABLE OF CONTENTS

GLOSSARY...................................................................  A-4
INTRODUCTION TO THE POLICIES...............................................  A-6
 The Policies..............................................................  A-6
 Comparison to Other Policies and Other Investments........................  A-6
 Diagram of Policy.........................................................  A-8
 Availability of the Policy................................................ A-10
 Policy Charges............................................................ A-10
 Right to Return the Policy................................................ A-12
 Receipt of Communications and Payments at NELICO's Home Office............ A-12
NELICO..................................................................... A-12
PREMIUMS................................................................... A-13
 Applying for a Policy..................................................... A-13
 Premium Payments.......................................................... A-13
 Right to Return the Policy................................................ A-14
 Lapse and Reinstatement................................................... A-14
ALLOCATION OF PREMIUM PAYMENTS AND TRANSFER OF CASH VALUE.................. A-14
 Allocation of Premium Payments............................................ A-14
 Amount Provided for Investment under the Policy........................... A-15
 Transfer Option........................................................... A-16
 Dollar Cost Averaging..................................................... A-17
 Asset Rebalancing......................................................... A-17
 Transfer and Reallocation Requests........................................ A-17
DEATH BENEFIT.............................................................. A-18
 How the Death Benefit is Determined....................................... A-18
 Minimum Guaranteed Death Benefit.......................................... A-18
 Adjustments to the Death Proceeds Payable................................. A-18
 Payment of Death Benefit Proceeds......................................... A-19
CASH VALUE AND CASH VALUE BENEFITS......................................... A-19
 Cash Value................................................................ A-19
 Net Investment Experience................................................. A-19
 Loan Privilege............................................................ A-19
 Effect of Policy Loan..................................................... A-20
 Surrender................................................................. A-21
 Partial Surrenders........................................................ A-21
 Effect of Partial Surrender on Cash Value and Death Benefit............... A-21
 Acceleration of Benefits Rider--Terminal Illness.......................... A-22
 Acceleration of Benefits Rider--Long-Term Care............................ A-22
 Payment of Proceeds....................................................... A-23
 Payment Options........................................................... A-23
CHARGES AND EXPENSES....................................................... A-24
 Deductions from Initial Premium........................................... A-24
 Deductions from Additional Payments....................................... A-24
 Monthly Deduction Deducted from Cash Value................................ A-24
 Daily Charges Deducted from the Variable Account Assets................... A-25
 Charges Deducted from Eligible Fund Assets................................ A-25
 Charges Deducted on Surrender or Partial Surrender........................ A-25
 Sales Charges............................................................. A-25
 Surrender Charge.......................................................... A-25
 State Premium Tax Charge.................................................. A-26
 Cost of Insurance Charge.................................................. A-26
 Administrative Charge..................................................... A-28

 Monthly Maintenance Charge............................................... A-28
 Mortality and Expense Risk Charge........................................ A-28
 Eligible Fund Expenses................................................... A-28
 Charges for Additional Services.......................................... A-28
 Charges for Income Taxes................................................. A-28
 Group or Sponsored Arrangements.......................................... A-29
THE VARIABLE ACCOUNT...................................................... A-29
 Investments of the Variable Account...................................... A-30
 Investment Management.................................................... A-33
OTHER POLICY FEATURES..................................................... A-34
 Policy Owner and Beneficiary............................................. A-34
 Exchange of Policy....................................................... A-34
NELICO'S DISTRIBUTION AGREEMENT........................................... A-34
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.......................... A-35
 Misstatement of Age or Sex............................................... A-35
 Suicide.................................................................. A-35
TAX CONSIDERATIONS........................................................ A-36
 Policy Proceeds.......................................................... A-36
 Definition of Life Insurance............................................. A-36
 Tax Treatment of Loans and Other Distributions........................... A-36
 Taxation of Accelerated Benefits Rider................................... A-37
 Special Treatment of Loans on the Policy................................. A-37
 Aggregation of Modified Endowment Contracts.............................. A-37
 Other Policy Owner Tax Matters........................................... A-38
 Charge for NELICO's Income Taxes......................................... A-39
MANAGEMENT................................................................ A-40
VOTING RIGHTS............................................................. A-43
RIGHTS RESERVED BY NELICO................................................. A-43
TOLL-FREE NUMBERS......................................................... A-44
REPORTS................................................................... A-44
ADVERTISING PRACTICES..................................................... A-44
LEGAL MATTERS............................................................. A-45
REGISTRATION STATEMENT.................................................... A-45
EXPERTS................................................................... A-45
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH VALUES
 AND ACCUMULATED PREMIUMS................................................. A-47
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION............................. A-59
APPENDIX C: EXAMPLE OF EFFECT OF NEGATIVE INVESTMENT PERFORMANCE ON
 CALCULATION OF SURRENDER CHARGES; EXAMPLE OF ADJUSTMENT TO PREMIUM TAX
 CHARGE RESULTING FROM ADDITIONAL PAYMENTS................................ A-81
APPENDIX D: EXAMPLES OF EFFECT OF SURRENDERS AND PARTIAL SURRENDERS ON
 OPERATION OF POLICY...................................................... A-82
APPENDIX E: LONG-TERM MARKET TRENDS....................................... A-84
APPENDIX F: DOLLAR COST AVERAGING......................................... A-86
FINANCIAL STATEMENTS......................................................  F-1

                                   GLOSSARY

  ADMINISTRATIVE CHARGE. This charge for administering the Policy is deducted from your cash value on each Monthly Deduction Date after the Policy Date, as part of the Monthly Deduction. (See "Charges and Expenses.")

  AGE. For purposes of this prospectus, the age of an insured refers to the insured's age at his or her last birthday. Joint insureds are assigned the same "joint equal age," which reflects the anticipated mortality of both insureds.

  CASH VALUE. A Policy's cash value is the sum of the amount of its cash value held in the Variable Account and, if there is an outstanding policy loan, the amount of its cash value held in NELICO's general account as a result of the loan. (See "Cash Value.")

  COST OF INSURANCE CHARGE. This charge for providing insurance protection is deducted from cash value on each Monthly Deduction Date after the Policy Date, as part of the Monthly Deduction. No cost of insurance charge is deducted on or after the Policy Anniversary when the age of the insured(s) is equal to
100. (See "Charges and Expenses.")

  ELIGIBLE FUNDS. Each Sub-Account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: Loomis Sayles Small Cap Series, Morgan Stanley International Magnum Equity Series, Alger Equity Growth Series, Goldman Sachs Midcap Value Series, Davis Venture Value Series, Westpeak Growth and Income Series, Westpeak Stock Index Series, Loomis Sayles Balanced Series, Back Bay Advisors Managed Series, Salomon Brothers Strategic Bond Opportunities Series, Back Bay Advisors Bond Income Series, Salomon Brothers U.S. Government Series, and Back Bay Advisors Money Market Series, all of which are series of the Zenith Fund. (See "The Variable Account.")

  FACE AMOUNT. The amount of the initial premium.

  HOME OFFICE. NELICO's office at 501 Boylston Street, Boston, Massachusetts 02116, (617) 578-2000.

  INVESTMENT START DATE. This is the latest of the date NELICO receives the initial premium for the Policy, the date when the last Part II of the Policy application or the Supplement to the Part I Application is signed, if any is required, and the Policy Date. It is the date when an amount is first provided for investment under the Policy. (See "Amount Provided for Investment Under the Policy.")

  ISSUE AGE. The age of an insured as of the last birthday on or before the Policy Date. In the case of a Last Survivor Policy, "issue age" refers to the joint equal age assigned to both insureds.

  LAST SURVIVOR POLICY. A Policy providing for the payment of a death benefit on the last of two named insureds to die.

  MINIMUM GUARANTEED DEATH BENEFIT. The minimum guaranteed death benefit on any day is the greater of total premiums paid or the cash value as of the most recent five-year anniversary of the Policy Date, as adjusted for any interim premium payments or withdrawals. See "Death Benefit."

  MONTHLY DEDUCTION. The Monthly Deduction is the aggregate amount of charges deducted from the Policy's cash value on each Monthly Deduction Date and includes the monthly cost of insurance charge, the monthly administrative charge, the monthly maintenance charge for certain Policies, the mortality and expense risk charge, and during the first ten Policy Years, the monthly sales charge and monthly state premium tax charge. Upon surrender, lapse or partial surrender, the applicable portion of the Monthly Deduction will also be deducted from the cash value. (See "Charges and Expenses.")

  MONTHLY DEDUCTION DATE. The last day of each Policy Month.

  NET ADDITIONAL PAYMENT. Each net additional payment is equal to the additional payment made less the applicable sales charge and state premium tax charge.

  NET CASH VALUE. On any day, the Policy's net cash value is equal to the cash value for that day, reduced by any outstanding Policy loan balance and also reduced by any Surrender Charge that would apply on surrender. (See "Cash Value.")

  NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period. (See "Net Investment Experience.")

  POLICY DATE. If you submit the initial premium payment with the application or during the underwriting process, the Policy Date is generally the later of the date when the last Part II of the application or the Supplement to the
Part I Application is signed, if any is required, and receipt of the premium payment. If you do not submit the initial premium with the application or during the underwriting process, the Policy Date will generally be the date NELICO receives the initial premium payment for the Policy. The Policy Date is the date used to determine all future cyclical periods under the Policy, e.g., Policy Months and Policy Years.

  POLICY LOAN BALANCE. Policy loans outstanding plus interest accrued to date.

  PREFERRED SURRENDER AMOUNT. This amount may be surrendered from the Policy's cash value during the Surrender Charge Period free of any Surrender Charge. This amount is equal to the greater of (a) cash value in excess of initial premium paid (minus any previous partial surrenders attributable to the initial premium) and (b) 10% of the initial premium paid (minus previous partial surrenders in that Policy Year).

  PREMIUMS. Premiums include all payments you make under the Policy other than loan repayments. (See "Premiums.")

  RIGHT TO RETURN THE POLICY PERIOD. Within 10 days (or more where required by applicable state insurance law) after you receive the Policy, you may cancel the Policy by returning the Policy to NELICO or its agent. If you choose to cancel the Policy, NELICO will refund any premiums paid (or any other amount that is required by state insurance law) with interest at the rate currently in use by NELICO.

  SINGLE INSURED POLICY. A Policy providing for the payment of a death benefit on the death of the insured named in the Policy.

  STATE PREMIUM TAX CHARGE. This charge for state premium taxes is deducted from your cash value on each Monthly Deduction Date for the first ten Policy Years, as part of the Monthly Deduction. If you make an additional payment, a charge for state premium taxes is deducted from the payment before allocation to the Sub-Accounts. (See "Charges and Expenses.")

  SURRENDER CHARGE. If, during the Surrender Charge Period, a Policy is totally surrendered or lapses or a partial surrender (other than a preferred partial surrender) is made, a Surrender Charge is taken from the cash value. The surrender charge is a deferred sales charge attributable to the initial premium. (See "Surrender Charge.")

  SURRENDER CHARGE PERIOD. The Surrender Charge Period is the first nine Policy Years.

  YOU. When used in this prospectus, "you" refers to the Policy Owner.

  ZENITH FUND. The New England Zenith Fund.

                         INTRODUCTION TO THE POLICIES

THE POLICIES

  The individual modified single premium variable life insurance policies offered by this prospectus are designed to provide lifetime insurance coverage for the insured(s) named in the Policy. They are not offered primarily as an investment.

  The following list provides a brief description of the basic features of the Policy. These and other features of the Policy are explained in more detail throughout the prospectus. You should be sure to read the entire prospectus for more complete information.

  -- PREMIUM PAYMENTS. You must pay an initial premium at least equal to our minimum single premium requirements. After the first Policy Year, you may make additional payments, subject to certain restrictions and limitations.

  -- INVESTMENT OF PREMIUMS. After an initial period in the Money Market Sub-
     Account, your initial premium is invested according to your instructions in one or more of the Sub-Accounts of the Variable Account corresponding to mutual fund portfolios. (See "Amount Provided for Investment In the Policy.") Any net additional payments will be invested according to your instructions in the Sub-Accounts. (See "Allocation of Premiums" and "Investment Options.")

  -- AVAILABLE PORTFOLIOS. The mutual fund portfolios available to you under the Policy include several common stock funds, including a fund which invests primarily in foreign securities, three bond funds, one managed fund, a balanced fund, and a money market fund. (See "Investments of the Variable Account.")

  -- LIMITS ON ALLOCATIONS. You may allocate your Policy's cash value to a maximum of 10 Sub-Accounts.

  -- TRANSFERS. Once fifteen days have passed (longer in certain states) after we mail the confirmation for the initial premium payment, you may transfer portions of the Policy's cash value among the Sub-Accounts. Currently, you are permitted twelve transfers each Policy Year without NELICO's consent. You will never be permitted less than four transfers each Policy Year without NELICO's consent (except for Policies issued in New York, where the minimum number of transfers permitted each Policy Year will never be less than twelve). (See "Transfer Option.")

  -- FLUCTUATING CASH VALUE. The cash value of the Policy will vary daily based on, among other things, the net investment experience of the Sub-Accounts to which amounts have been allocated. The cash value is not guaranteed. You bear the investment risk with respect to the cash value. (See "Cash Value" and "Charges and Expenses.")

  -- DEATH BENEFIT. The death benefit is the greater of the variable death benefit and the minimum guaranteed death benefit. (See "Death Benefit.")

  -- POLICY LOANS AND PARTIAL SURRENDERS. A loan privilege is available under the Policy. Partial surrenders also are allowed. (See "Loan Privilege" and "Partial Surrenders.")

  -- FEDERAL INCOME TAX CONSEQUENCES. Death benefits paid to the beneficiary under a life insurance contract generally are not subject to Federal income tax. Under current law, undistributed increases in cash value of a life insurance contract generally are not taxable. (See "Tax Considerations.") In almost all situations, the Policies are expected to be treated as modified endowment contracts. (See "Tax Treatment of Loans and Other Distributions.") Pre-death distributions (including partial surrenders and loans) from a modified endowment contract are included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. (See "Tax Considerations.")

COMPARISON TO OTHER POLICIES AND OTHER INVESTMENTS

  In many respects the Policies are similar to fixed-benefit life insurance. Like fixed-benefit life insurance, the Policies offer a death benefit and provide a cash value, loan privileges and surrender values.

  The Policies are different from fixed-benefit life insurance in that the death benefit will in most cases, and the cash value will always, vary to reflect the investment experience of the selected Sub-Accounts of the Variable Account.

  The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios to which cash value may be allocated invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  -- The Policy provides a death benefit based on NELICO's assumption of an actuarially calculated risk.

  -- If the net cash value is not sufficient to pay a Monthly Deduction because there is an excess Policy loan, the Policy will lapse with no value unless a payment is made. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from values of the Policy and from any additional premiums. These charges include various insurance, risk, administrative and state premium tax charges. (See "Charges and Expenses.")

  -- The Variable Account, not the Policy Owner, owns the mutual fund shares.

  -- Federal income tax liability on any earnings on the mutual fund investment is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another are accomplished without tax liability under current law.

  -- Dividends and capital gains are automatically reinvested.

  The chart on the following pages shows how the Policy operates.

                               DIAGRAM OF POLICY

                                PREMIUM PAYMENTS

      --Minimum initial premium required is $10,000.
      --Additional payments may be paid after the first Policy
        Year, within limits. See page A-13.

                   DEDUCTIONS FROM PREMIUMS BEFORE ALLOCATION

     -- From initial premium: NONE
     -- From additional payments:

           --6.5% charge for sales load expense (reduced to 5.10% for additional payments on Policies with initial premiums of $2,000,000 or more).

           --2.5% charge for state premium tax. See page A-24.

                             INVESTMENT OF PREMIUMS

 -- You direct the allocation of initial premiums and any net additional payments among 13 Sub-Accounts of the Variable Account. See pages A-14 to A-15 for rules and limits on allocations.

 -- The Sub-Accounts invest in corresponding portfolios of the New England
    Zenith Fund. See page A-29. Portfolios available are:
     Loomis Sayles Small Cap             Westpeak Stock Index Series
     Series                              Loomis Sayles Balanced Series
     Morgan Stanley                      Back Bay Advisors Managed Series

      International Magnum               Salomon Brothers Strategic Bond
      Equity Series                      Opportunities Series
     Alger Equity Growth Series          Back Bay Advisors Bond Income Series
     Goldman Sachs Midcap Value          Salomon Brothers U.S. Government
     Series                              Series
     Davis Venture Value Series          Back Bay Advisors Money Market
     Westpeak Growth and Income          Series
     Series

                                   CASH VALUE

 -- Cash value is equal to the initial premium and any net additional payments, as adjusted each day the New York Stock Exchange is open to reflect Sub-Account net investment experience, charges deducted and other Policy transactions (such as transfers and partial surrenders). See page A-19.

 -- Cash value varies from day to day. There is no minimum guaranteed cash value. The Policy may lapse if there is a Policy loan. See pages A-19 and A-20.

 -- Cash value can be transferred among the Sub-Accounts. See pages A-16 to A-17 for rules and limits. Policy loans reduce the amount available for allocations and transfers.

 -- Dollar cost averaging and asset rebalancing programs are available. See page A-17.
 -- Cash value is the starting point for calculating certain values under a Policy, such as the net cash value and the death benefit.

                           DEDUCTIONS FROM CASH VALUE

 -- Monthly Deduction from cash value for:
   -- cost of insurance (currently calculated as a percentage of cash value at an annual rate, depending on the issue age and risk class of the insured, ranging from:
           Single Insured Policy: 0.45% to 1.25% for standard risk class (0.70% to 1.90% for substandard risk class)
           Last Survivor Policy: 0.25% to 1.05% for standard risk class (0.40% to 1.60% for substandard risk class)
   -- Administrative charge, calculated as a percentage of cash value at an annual rate of 0.35% (currently reducing to 0.10% after ten years).* -- During first ten Policy Years, sales charge and state premium tax charge, calculated as percentages of cash value at annual rates of 0.40% and 0.25%, respectively.*
   -- Mortality and expense risk charge, calculated as a percentage of cash value at an annual rate of 0.90%.
   -- For Policies with cumulative premiums less than $50,000, a Monthly
      Maintenance Charge of $2.50 per month also is included in the Monthly Deduction.
   --------

   * For Policies with initial premiums of $2,000,000 or more, the 0.40% sales charge and the 0.25% state premium tax charge will be waived, and the 0.35% Administrative Charge currently will be waived after the tenth Policy Year.

See page A-24.

 -- Investment advisory fees and fund expenses are deducted from the assets of each Eligible Fund. See pages A-10 to A-11.


         CASH VALUE BENEFITS                         DEATH BENEFITS


 -- Loans may be taken for amounts         -- Income tax free to Beneficiary.
    up to 90% of net cash value at            (See "Tax Considerations.")
    a net interest rate charge of          -- Available as lump sum or under
    0.75%. Preferred loans are cur-           a variety of payment options.
    rently available (with a net           -- Greater of variable death bene-
    interest rate charge of 0%).              fit or minimum guaranteed death
    See pages A-19 to A-21 for                benefit.
    rules and limits.                         -- Variable death benefit is
 -- The Policy may be surrendered                determined by dividing the
    in full at any time for its net              cash value by the applicable
    cash value, less the Monthly                 net single premium. See page
    Deduction to the date of sur-                A-18.
    render. A declining sales                 -- Minimum guaranteed death
    charge of up to 8.0% of the                  benefit guarantees the ini-
    initial premium will apply to a              tial premium plus additional
    full surrender made during the               payments, less adjustments
    first nine Policy Years. Fed-                for partial surrenders, as
    eral taxes and a tax penalty                 long as there is not an ex-
    also may apply. See page A-21.               cess Policy loan. See page
 -- Partial surrenders may be made.              A-18. On each five-year an-
    A pro rata portion of the Sur-               niversary of the Policy Date
    render Charge may apply on par-              up to age 75, the minimum
    tial surrenders made during the              guaranteed death benefit
    first nine Policy Years. Fed-                will be reset as the greater
    eral taxes and a tax penalty                 of the minimum guaranteed
    also may apply. See page A-21                death benefit before the re-
    for rules and limits.                        calculation, and the cash
 -- Preferred surrender amounts                  value on that date. See page
    (with no surrender charges ap-               A-18. Proceeds paid will be
    plicable) are available.                     reduced by any Policy loan
 -- Payment options available. See               balance.
    page A-23.

AVAILABILITY OF FHE POLICY

  Generally, the Policies may be issued on the lives of insureds from the issue ages of 20 to 80. In the case of a Single Insured Policy, the proposed insured must meet NELICO's underwriting and other criteria for issuance. In the case of a Last Survivor Policy, both of the insureds must meet those criteria. (See "Applying for a Policy.")

  The Policies are currently intended for individual use and for use with certain retirement plans that qualify for tax benefited treatment under
Section 401(a) (but not Section 401(k)) of the Internal Revenue Code (the
"Code").

POLICY CHARGES

  -- DEDUCTIONS FROM INITIAL PREMIUM. NELICO deducts no charges from the initial premium before allocation to the Variable Account, although a monthly sales charge and state premium tax charge are deducted as part of the Monthly Deduction during the first ten Policy Years, and a Surrender Charge applies during the Surrender Charge Period (the first nine Policy Years).

  -- DEDUCTIONS FROM ADDITIONAL PAYMENTS. NELICO will deduct the following charges from an additional payment before allocation of the net additional payment to the Sub-Accounts you select:

    -- 6.5% sales charge (reduced to 5.10% for Policies with Initial
       Premiums of $2,000,000 or more).

    -- 2.5% state premium tax charge.

  -- MONTHLY DEDUCTION DEDUCTED FROM CASH VALUE. NELICO deducts a charge from the cash value on each Monthly Deduction Date after the Policy Date. This charge is the aggregate of the following charges, shown below at their current annual rates:

    -- Cost of insurance charge,* currently ranging from:
              Single Insured Policy: 0.45% to 1.25% for standard risk class (0.70% to 1.90% for substandard risk class)
              Last Survivor Policy: 0.25% to 1.05% for standard risk class (0.40% to 1.60% for substandard risk class)

    -- 0.35% Administrative Charge (currently reduced to 0.10% after the first ten Policy Years)**

    -- 0.40% sales charge (deducted during the first ten Policy Years only)**

    -- 0.25% state premium tax charge (deducted during the first ten Policy
       Years only)**

    -- 0.90% mortality and expense risk charge

    -- For Policies with cumulative premiums less than $50,000, a $2.50
       Monthly Maintenance Charge also is included in the Monthly Deduction
--------
 * No cost of insurance charge is deducted on or after the Policy Anniversary when the age of the insured(s) is equal to 100.

** For Policies with initial premiums of $2,000,000 or more, the 0.40% sales charge and 0.25% premium tax charge for the initial premium will be waived, and the 0.35% Administrative Charge currently will be waived after the tenth Policy Year.

  Each charge, except the $2.50 Monthly Maintenance Charge, is calculated as a percentage of cash value on the Monthly Deduction Date. Each charge is deducted pro rata from the cash value in the Sub-Accounts.

  The charges shown above may be changed to the following extent. The current cost of insurance charges are guaranteed not to exceed the maximum cost of insurance charges permitted under the 1980 Commissioners' Standard Ordinary Smoker/Nonsmoker Tables (or multiples of or additives to, in the case of substandard classifications). The rate of the state premium tax charge deducted as part of the Monthly Deduction will be adjusted downward proportionately if cash value increases as a result of an additional payment. The sales charge also will be monitored so that the total dollar amount deducted, as part of the Monthly Deduction and any Surrender Charge, does not exceed 9.0% of the initial premium. The Administrative Charge is guaranteed not to exceed an annual rate of 0.35% of cash value. The $2.50 Monthly Maintenance Charge will apply only if cumulative premiums paid are less than $50,000, and will terminate if cumulative premiums paid exceed $50,000.

  -- CHARGES DEDUCTED FROM ELIGIBLE FUND ASSETS. The value of shares of the
     Eligible Funds reflect charges and deductions from assets for investment advisory services and fund operating expenses.

ANNUAL SERIES OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1997 (FOR THE GOLDMAN SACHS MIDCAP VALUE SERIES, ANTICIPATED EXPENSES FOR 1998)
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE CAP OR EXPENSE
DEFERRAL)*

                         LOOMIS    MORGAN            GOLDMAN          WESTPEAK
                         SAYLES    STANLEY    ALGER   SACHS    DAVIS   GROWTH  WESTPEAK
                         SMALL  INTERNATIONAL EQUITY  MIDCAP  VENTURE   AND     STOCK
                          CAP      MAGNUM     GROWTH  VALUE    VALUE   INCOME   INDEX
                         SERIES EQUITY SERIES SERIES SERIES** SERIES   SERIES   SERIES
                         ------ ------------- ------ -------- ------- -------- --------
Management Fee.......... 1.00%       .90%      .75%    .75%    .75%     .70%     .25%
Other Expenses..........   --        .40%      .12%    .15%    .15%     .12%     .15%
                         -----      -----      ----    ----    ----     ----     ----
  Total Operating Ex-
   penses............... 1.00%      1.30%      .87%    .90%    .90%     .82%     .40%
                         =====      =====      ====    ====    ====     ====     ====

                                              SALOMON
                                             BROTHERS    BACK BAY  SALOMON   BACK BAY
                          LOOMIS  BACK BAY   STRATEGIC   ADVISORS  BROTHERS  ADVISORS
                          SAYLES  ADVISORS     BOND        BOND      U.S.     MONEY
                         BALANCED MANAGED  OPPORTUNITIES  INCOME  GOVERNMENT  MARKET
                          SERIES   SERIES     SERIES      SERIES    SERIES    SERIES
                         -------- -------- ------------- -------- ---------- --------
Management Fee..........   .70%     .50%       .65%        .40%      .55%      .35%
Other Expenses..........   .15%     .11%       .20%        .12%      .15%      .10%
                           ----     ----       ----        ----      ----      ----
  Total Operating Ex-
   penses...............   .85%     .61%       .85%        .52%      .70%      .45%
                           ====     ====       ====        ====      ====      ====

--------

 * The Total Operating Expenses are based on the amount of such expenses applied against assets at December 31, 1997, after giving effect to the applicable voluntary expense cap or expense deferral. For the Loomis Sayles Small Cap Series, Total Series Operating Expenses take into account a voluntary cap on expenses by TNE Advisers, Inc. ("TNE Advisers"), the Series' investment adviser, which will bear all expenses that exceed 1.00% of average daily net assets. In the absence of this cap or any other expense reimbursement arrangement, Total Operating Expenses for the Loomis Sayles Small Cap Series for the year ended December 31, 1997 would have been 1.14%. Total Operating Expenses for the Westpeak Growth and Income, Westpeak Stock Index, Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series are after giving effect to a voluntary expense cap. For each of these Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets. Without this cap or any other expense reimbursement arrangement, Total Operating Expenses for the Westpeak Stock Index Series for the year ending December 31, 1997 would have been 0.43%. Prior to May 1, 1998, the Goldman Sachs Midcap Value Series was subject to a voluntary expense cap, under which TNE Advisers bore those expenses (other than the management fee) that exceeded 0.15% of average daily net assets. Without this expense cap or any other expense reimbursement arrangement, Total Operating Expenses for the Goldman Sachs Midcap Value Series for the year ending December 31, 1997 would have been 0.86% of average daily net assets. Effective May 1, 1998 the Goldman Sachs Midcap Value Series is subject to the voluntary expense deferral described below for the six other Series shown, with an annual expense limit of .90% of net assets. For the six other Series shown, the Total Operating Expenses are after giving effect to a voluntary expense deferral. Under the deferral, expenses that exceed a certain limit are paid by TNE Advisers in the year in which they are incurred and transferred to the Series in a future year when actual expenses of the Series are below the limit. The limit on expenses for each of these Series is: 1.30% of average daily net assets for the Morgan Stanley International Magnum Equity Series; .90% of average daily net assets for the Alger Equity Growth, Davis Venture Value and Goldman Sachs Midcap Value (formerly Loomis Sayles Avanti Growth) Series; .85% of average daily net assets for the Loomis Sayles Balanced and Salomon Brothers Strategic Bond Opportunities Series; and .70% of average daily net assets for the Salomon Brothers U.S. Government Series. Absent the expense deferral, Total Operating Expenses for these Series for the year ended December 31, 1997 would have been: 1.59% for Morgan Stanley International Magnum Equity Series, 0.86% for Loomis Sayles Balanced Series, 0.87% for Salomon Brothers Strategic Bond Opportunities Series and 0.98% for Salomon Brothers U.S. Government Series. Total Operating Expenses for the Davis Venture Value Series for the year ended December 31, 1997 would have been 0.85% of average daily net assets; however, pursuant to the expense deferral arrangement, 0.05% was carried over from a previous year in which operating expenses exceeded the limit. The expense cap and expense deferral arrangements are voluntary and may be terminated at any time. (See attached prospectus of the New England Zenith Fund for more complete information.)

** Anticipated annual operating expenses for the Goldman Sachs Midcap Value
   Series are based on the management fee approved by shareholders of the Series that became effective on May 1, 1998, and other expenses actually incurred for the Series for 1997.

  -- SURRENDER CHARGE. If the Policy is surrendered or lapses or a partial surrender is taken during the first nine Policy Years (the Surrender Charge Period), a Surrender Charge may be deducted. The Surrender Charge is a deferred sales charge. The amount of this charge declines over the course of the Surrender Charge Period. The table below shows the Surrender Charge as a percentage of the portion of the amount surrendered subject to the Surrender Charge:

             POLICY YEAR                        CHARGE
             -----------                        ------
               1...............................  8.0%
               2...............................  8.0%
               3...............................  7.0%
               4...............................  6.0%
               5...............................  5.0%
               6...............................  4.0%
               7...............................  3.0%
               8...............................  2.0%
               9...............................  1.0%
              10...............................  0.0%

  The Surrender Charge is deducted from the amount surrendered.

  During the Surrender Charge period, a partial surrender is taken first from the "preferred surrender amount" free of any Surrender Charge and then from the cash value subject to the Surrender Charge. The "preferred surrender amount" is equal to the greater of (a) cash value on the date of surrender in excess of the initial premium paid (minus any previous partial surrenders attributable to the initial premium) and (b) 10% of the initial premium paid (minus previous partial surrenders in that Policy Year). If you make a full surrender during the Surrender Charge Period, the preferred surrender amount will be deducted from the amount of the full surrender before the Surrender Charge is calculated.

  For more information concerning the Surrender Charge, see "Surrender
Charge."

  For more information concerning the charges and expenses associated with the Policy, see "Charges and Expenses."

RIGHT TO RETURN THE POLICY

  You may cancel the Policy within 10 days (or more where required by applicable state insurance law) after you receive the Policy. The Policy may be returned to NELICO or your registered representative. Insurance coverage ends as soon as the Policy is returned (as determined by its postmark, if the Policy is mailed). If you choose to cancel the Policy, NELICO will refund any premiums paid (or any other amount that is required by state insurance law) with interest at the rate currently in use by NELICO.

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

  NELICO will treat your request for a Policy transaction, or your submission of a payment, as received at the Home Office if it is received there before the close of regular trading on the New York Stock Exchange on that day. If it is received after that time, or if the New York Stock Exchange is not open that day, then it will be treated as received on the next day when the New York Stock Exchange is open.

                                    NELICO

  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. NELICO was formerly a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). Effective August 30, 1996, New England Mutual merged into MetLife, a mutual insurance company whose principal office is at One Madison Avenue, New York, NY 10010. With the merger, New England Mutual's separate corporate existence ended, and MetLife became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company," and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is:
P.O. Box 9116, Boston, Massachusetts 02117.

                                   PREMIUMS

APPLYING FOR A POLICY

  Individuals wishing to purchase a Policy must submit an application and provide evidence of insurability of the proposed insured(s). The initial premium also must be paid before the Policy is issued. A Single Life Policy will be issued for an insured only if the insured is between the issue ages of 20 to 80 and satisfies our insurability requirements. A Last Survivor Policy will be issued on two insureds only if each of them is between the issue ages of 20 and 80 and each of them satisfies our insurability requirements. The ages of the two insureds may not be more than nine years apart on the Policy Date.

  Before accepting an application, NELICO conducts underwriting to determine insurability. The amount of the initial premium and the age of the insured(s) determines whether the insured initially may qualify for "simplified underwriting" at issue, which entails completion of a written questionnaire concerning the insured's health but does not entail a medical examination, or more detailed underwriting.

  NELICO reserves the right to reject an application or premium for any reason. If a Policy is not issued, any premium payment submitted will be returned to you plus interest at the rate currently in use by NELICO. If a Policy is issued, the Policy will be effective on the Policy Date.

PREMIUM PAYMENTS

  The minimum initial premium required for a Policy is $10,000, except with NELICO's consent. You may purchase a Policy with the proceeds of another life insurance policy, provided that the following conditions are met. First, the applicable application forms must be completed. Second, if the value to be applied from the existing policy to a Policy is subject to a policy loan, then an additional amount of at least $10,000 (above the amount of the policy loan) must be submitted as part of the initial premium, and any loan remaining against the new Policy cannot exceed 75% of the cash value of the Policy at issue. It may not be advantageous to replace existing insurance with a Policy.

  Additional payments may be made until the age of the insured(s) is equal to 100, subject to our underwriting requirements and the following rules. Except with respect to additional payments required in a grace period (see "Lapse and Reinstatement"), an additional payment must be at least $1,000, and only one additional payment may be made each Policy Year beginning with the second Policy Year. You may pay premiums by check or money order. A payment received after issuance of the Policy while a loan is outstanding generally is treated first as repayment of Policy loan interest due, second as repayment of a Policy loan, and last as an additional payment, unless you designate otherwise in writing when submitting the payment to NELICO. (See "Effect of Policy Loan.") If you have a Policy loan, it may be more advantageous to repay the loan than to make an additional payment, because an additional payment is subject to sales and state premium tax charges, whereas the loan repayment is not subject to any charges. (See "Loan Privilege" and "Deductions from Premiums.")

  No additional payments may be made on or after age 100 of the insured(s), except as may be required in a grace period. (See "Lapse and Reinstatement.") The tax consequences associated with continuing a Policy beyond age 100 of the insured(s) are unclear. A tax advisor should be consulted on this issue.

  If acceptance of an additional payment would immediately increase the death benefit by more than it would increase the cash value, we will require satisfactory evidence of insurability before accepting it. If the payment would not so affect the death benefit, we will accept it without underwriting. However, we reserve the right to reject an additional payment for any reason. If an additional payment is accepted, NELICO will credit your net additional payment, after deductions for sales and state premium tax charges, to your Policy's cash value as of the date the payment is received at NELICO's Home Office, if underwriting was not required, or the date underwriting was completed if underwriting was required. (See "Allocation of Premiums," "Charges and Expenses," and "Receipt of Communications and Payments at NELICO's Home Office.")

  If an additional payment is accepted, a proportional downward adjustment will be made in the rate of the state premium tax charge deducted as part of the Monthly Deduction. (See "Charges and Expenses" and Appendix C.)

RIGHT TO RETURN THE POLICY

  You may cancel the Policy within 10 days (or more where required by applicable state insurance law) after you receive the Policy. The Policy may be returned to NELICO or your registered representative. Insurance coverage ends as soon as the Policy is returned (as determined by its postmark, if the Policy is mailed). If you choose to cancel the Policy, NELICO will refund any premiums paid (or any other amount that is required by state insurance law) with interest at the rate currently in use by NELICO.

LAPSE AND REINSTATEMENT

  As a single premium policy, the Policy is designed to be fully paid-up when issued. Accordingly, it will not lapse, regardless of adverse investment experience, unless there are excessive Policy loans. See "Policy Loans." If a Policy loan is outstanding, and the net cash value on a Monthly Deduction Date is not enough to cover the entire Monthly Deduction for that Policy Month, the Policy will be in default. NELICO will notify you of the amount due to continue the Policy. The Policy provides a 62-day grace period from the date the Monthly Deduction was due (unless otherwise provided by state law) for paying an additional payment in an amount sufficient to cover three months of Monthly Deductions and loan interest due after the notice is sent. During the grace period, insurance coverage continues under your Policy, but if the insured dies (in the case of a Last Survivor Policy, if the last surviving insured dies) before the grace period payment is made, NELICO will deduct from the death proceeds the portion of the unpaid Monthly Deduction(s) for the period prior to the date of death.

  If your Policy has lapsed, it may be reinstated within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, NELICO's consent is required to reinstate. Reinstatement in all cases is subject to payment of certain charges described in the Policy and generally requires evidence of insurability that is satisfactory to NELICO. If a Policy lapses and is reinstated, the period the Policy was lapsed will not count for purposes of determining (i) the Surrender Charge on any date after reinstatement; (ii) whether the ten-year period during which the Monthly Deduction includes deductions for sales charges and state premium taxes is in effect; and (iii) whether the ten-year period during which higher administrative charges are deducted is in effect. For the purpose of determining the dates on which the minimum guaranteed death benefit will be recalculated, the period the Policy was lapsed will count. If the minimum guaranteed death benefit would have been recalculated during the period the Policy was lapsed, it will be recalculated upon reinstatement.

           ALLOCATION OF PREMIUM PAYMENTS AND TRANSFER OF CASH VALUE

ALLOCATION OF PREMIUM PAYMENTS

  The initial premium will be allocated to the Money Market Sub-Account as of the latest of the Policy Date, the date when the last Part II of the application for the Policy or the Supplement to the Part I Application is signed, if any is required, and the date the initial premium is received by NELICO. NELICO will mail you a confirmation for the initial premium (see "Right to Return the Policy") when your application for the Policy has been approved and the initial premium has been received, and fifteen days after the confirmation has been mailed, the cash value in the Money Market Sub-Account will be allocated to the Sub-Accounts according to your instructions. (For Policies issued in Maryland, this allocation to your selected Sub-Accounts will occur on the later of fifteen days after the confirmation has been mailed and 45 days after the date of Part I of the application.) (See "Investment Options.") Therefore, your selection of Sub-Accounts in the application does not take effect until after the end of the initial period described above, during which the cash value is allocated to the Money Market Sub-Account.

  Allocations of premium can be made to a maximum of 10 Sub-Accounts at any one time. The Policy provides that a minimum of 10% of the premium must be allocated to each Sub-Account selected, and that percentages allocated must be whole numbers; currently, however, NELICO is waiving the requirement of a 10% minimum and will permit any whole percentage to be allocated to a Sub-Account.

  You select the initial premium allocation when you apply for a Policy. This allocation will be used for any additional payments, unless you specify otherwise when submitting the payment. You also may change the allocation instructions for future payments at any time thereafter, provided that your Policy's cash value is distributed among no more than 10 Sub-Accounts at any one time. The change will be effective for additional payments accepted on or after the date when NELICO receives your instructions. The portion of an additional payment to be applied to each Sub-Account chosen must be a whole percent. (Under the Policy terms at least 10% of the payment must be allocated to each Sub-Account chosen, but NELICO is currently waiving this requirement.) You may change your instructions by telephone or by written request in a form satisfactory to NELICO. (See "Receipt of Communications and Payments at NELICO's Home Office.") See "Transfer and Reallocation Requests" below for information on how to request a transfer or reallocation by telephone.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  The initial premium is first invested under the Policy as of the investment start date. The investment start date is the latest of: the date when NELICO first receives the premium for the Policy, the date when the last Part II of the Policy application or the Supplement to the Part I Application is signed, if any is required, and the Policy Date. (For this purpose only, receipt of the premium means receipt by your registered representative if the payment is made with the application; otherwise, it means receipt by NELICO's Home Office.

  If you pay the initial premium with the application or during the underwriting process, the Policy Date is the later of the date when the last
Part II of the application or the Supplement to the Part I Application is signed, if any is required, and receipt of the premium payment. In this case the Policy Date and investment start date are the same. (In such cases, the initial premium will be maintained by NELICO or an affiliate in the general account, and will not earn interest prior to the investment start date.)

  If you pay the initial premium with the application, the insured will be covered under a temporary insurance agreement for a limited period that is described in the temporary insurance agreement form. Generally, coverage under the temporary insurance agreement begins on the later of the date when NELICO receives the premium payment for the Policy and the date when the last Part II of the application or the Supplement to the Part I Application is signed, if any is required. The maximum amount of coverage provided is the lesser of the amount of insurance applied for and $500,000 for standard and preferred risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). There may be variations to these provisions required by state law.

  If a Policy is issued, Monthly Deductions, including cost of insurance charges, begin as of the first Monthly Deduction Date, even if the Policy's issuance was delayed due to underwriting requirements, and will be in amounts based on the face amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period was for a lesser amount. If NELICO declines an application, it will refund the premium payment made plus interest at the rate currently in use by NELICO.

  If you do not submit the initial premium with the application or during the underwriting process, the Policy Date will generally be the date NELICO receives the initial premium payment for the Policy and will be the same as the investment start date. However, at your request and under limited circumstances, NELICO may assign your Policy a Policy Date that is prior to the investment start date in this situation. No charges will be deducted and no interest will be credited to the Policy for the period between the Policy Date and the investment start date.

TRANSFER OPTION

  Beginning fifteen days after NELICO mails the confirmation for the initial premium, you may transfer your Policy's cash value among the Sub-Accounts. (For Policies issued in Maryland, you may make Sub-Account transfers beginning with the later of fifteen days after NELICO mails the initial premium confirmation and 45 days after the date of Part I of the application.) Currently, you are permitted twelve transfers each Policy Year without NELICO's consent. You will never be permitted less than four transfers each Policy Year without NELICO's consent (except for Policies issued in New York, where the minimum number of transfers permitted each Policy Year will never be less than twelve). Currently, NELICO's rules for transfers require that the amount transferred from any Sub-Account must be at least $100. (If the full amount of cash value in a Sub-Account is less than $100, that full amount may be transferred). Currently, all transfers are subject to a maximum of $500,000 per transfer. In applying the $500,000 limit, NELICO will treat as one transfer all transfers that you request on the same day for all Policies you own. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by NELICO.

  A transfer will be effective as of the date when NELICO receives the transfer request at its Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office.") However, you should be aware that because transfer limitations may prevent you from making a transfer on the date you want to, your Policy's cash value may in the future be lower than it would have been had the transfer been made on the desired date.

  For transfers that NELICO determines to be based on "market-timing" (e.g., transfers under different Policies that are being requested under Powers of Attorney with a common attorney-in-fact or that are in NELICO's determination based on the recommendation of a common investment adviser or broker-dealer), the current transfer limitation is one transfer every 30 days, each transfer subject to a maximum of $500,000. In applying the limitation of one $500,000 transfer every 30 days, NELICO will treat as one transfer all transfers requested under different Policies that are being requested under Powers of Attorney with a common attorney-in-fact or that are, in NELICO's determination, based on the recommendation of a common investment adviser or broker-dealer. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by NELICO. If a transfer is executed under one Policy and, within the next 30 days, a transfer request for another Policy is determined by NELICO to be related to the executed transfer under this paragraph's rules, the transfer request will not be executed by NELICO. (In order for it to be executed, it would need to be requested again after the 30-day period and it, along with any other transfer requests that are collectively treated as a single transfer, would need to total no more than $500,000).

  NELICO's interest in applying these limitations on the maximum number and size of transfers is to protect the interests of both Policy Owners who are not engaging in significant transfer activity and Policy Owners who are engaging in such activity. NELICO has determined that the actions of Policy Owners engaging in significant transfer activity among Sub-Accounts may cause an adverse effect on the performance of the underlying Eligible Funds. The movement of significant Sub-Account values from one Sub-Account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because it must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in Eligible Fund transaction costs that must be indirectly borne by Policy Owners.

  Policy Owners will be notified, in advance, of any change in the limitation on the number or amount of transfers.

  See "Transfer and Reallocation Requests" for information regarding transfers made by written request and by telephone.

  Your Policy's cash value may be distributed among no more than ten Sub-Accounts at any one time.

DOLLAR COST AVERAGING

  NELICO offers an automated transfer privilege referred to here as dollar cost averaging. The main objective of dollar cost averaging is to shield investments from short term price fluctuations. Since the same dollar amount is transferred to selected Sub-Accounts each month, over time more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows Owners to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

  Under this feature you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts, subject to the limitation that cash value may not be allocated to more than 10 of the Sub-Accounts at any one time. A minimum of $100 must be transferred to each Sub-Account that you select under this feature. Currently, transfers made under the dollar cost averaging program will not be counted against the 12 transfers that may be made each year. You may select a dollar cost averaging program when you apply for the Policy or at a later date by contacting NELICO's Home Office. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. (See "Asset Rebalancing" below). You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. Transfers will continue until you notify us to stop making transfers or there no longer is sufficient cash value in the Sub-Account from which you are transferring cash value.

ASSET REBALANCING

  NELICO offers an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts each quarter to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help a Policy Owner "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that an Owner will not have losses.

  You may select an asset rebalancing program when you apply for the Policy or at a later date by contacting NELICO's Home Office. You specify the percentage allocations according to which your cash value will be reallocated among the Sub-Accounts. You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. (See "Dollar Cost Averaging" above). On the last day of each calendar quarter on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts to the extent necessary to return the allocation to your specifications. Asset rebalancing will continue until a written or telephone request to terminate is received at NELICO's Home Office. Currently, transfers made under an asset rebalancing program are not counted for purposes of the transfer rules described above.

TRANSFER AND REALLOCATION REQUESTS

  You may request a Sub-Account transfer or change the allocation of net additional payments by written request (which may be telecopied) to NELICO's Home Office or by telephoning NELICO. To request a transfer or reallocation by telephone, you should contact your registered representative or contact NELICO at 1-800-435-4117. Requests for transfers (up to NELICO's current limit each Policy Year) or reallocations by telephone will be automatically permitted. NELICO will use reasonable procedures, such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by NELICO to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If NELICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent instructions.

                                 DEATH BENEFIT

  If the insured under a Single Insured Policy dies, NELICO will pay a death benefit to the beneficiary. In the case of a Last Survivor Policy, NELICO will pay a death benefit on the last of the two insureds to die.

  HOW THE DEATH BENEFIT IS DETERMINED. The death benefit payable on any day is the greater of the variable death benefit and the minimum guaranteed death benefit. The variable death benefit is determined by dividing the Policy's cash value by the applicable net single premium set by the Internal Revenue Code. Net single premiums are based on the age, sex and smoker/nonsmoker status of the insured at the time of the calculation and decline over time. Set forth below are net single premiums for selected ages of male and female, nonsmoker insureds.

                                   NET SINGLE PREMIUM
                             -------------------------------
            AGE              MALE NONSMOKER FEMALE NONSMOKER
            ---              -------------- ----------------
            30..............     .19992          .17824
            40..............     .27992          .24926
            50..............     .38723          .34338
            60..............     .52085          .46422
            70..............     .66655          .61117

  As an example of how the variable death benefit is calculated, assume that the cash value of a Policy held by a 40-year-old male nonsmoker is $10,000. The variable death benefit would be $35,724 ($10,000 divided by the applicable net single premium of .27992).

MINIMUM GUARANTEED DEATH BENEFIT

  The minimum guaranteed death benefit guarantees, regardless of investment performance, that as long as there is not an "excess Policy loan," the death benefit will never be less than the initial premium paid plus additional payments, less adjustments for partial surrenders. On the Policy Date, the minimum guaranteed death benefit is equal to the initial premium paid. Thereafter, the minimum guaranteed death benefit will be increased by each additional payment, and decreased proportionately by any partial surrenders. The reduction at the time of a partial surrender will be based on the ratio of the cash value after the surrender to the cash value before the surrender. (See Appendix D for an example illustrating the effect of a partial surrender on a Policy.) At the end of the fifth Policy Year and every five years thereafter until the insured is (or insureds are) age 75, the guaranteed death benefit will be recalculated. On each of these days, the guaranteed death benefit is equal to the greater of: (i) the guaranteed death benefit before the recalculation; and (ii) the cash value on the date of recalculation.

  If, however, an "excess Policy loan" exists, the Policy may terminate. (See "Loan Privilege" for the definition of "excess Policy loan.")

ADJUSTMENTS TO THE DEATH PROCEEDS PAYABLE

  The death proceeds actually paid to the beneficiary are equal to the amount of the death benefit determined on the date of the insured's death, reduced by any Policy loan balance as of that date and by a pro rata portion of the Monthly Deduction for the portion of the Policy month elapsed since the last deduction prior to that date.

  The death proceeds may also be adjusted if the insured's age (or an insured's age under a Last Survivor Policy) was misstated in the application, if death results from the insured's suicide (or an insured's suicide under a Last Survivor Policy) within two years (or less if provided by state law) from the Policy's Date of Issue, or if limits on the death benefit are imposed by rider. (See "Limits to NELICO's Right to Challenge the Policy.")

PAYMENT OF DEATH BENEFIT PROCEEDS

  Death benefit proceeds will be paid in one sum unless the Policy Owner or payee chooses to put all or part of the proceeds under a payment option. (See "Payment of Proceeds" and "Payment Options.") Death benefit proceeds also may be paid pursuant to NELICO's Access Plus program. If the Access Plus program is elected, an Access Plus account will be established at State Street Bank & Trust Company at the time that death benefit proceeds are payable. The Access Plus account provides convenient access to proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street. A beneficiary may elect to have death benefit proceeds paid through the Access Plus program at any time prior to the payment of death benefit proceeds.

                      CASH VALUE AND CASH VALUE BENEFITS

CASH VALUE

  Your Policy's cash value includes its cash value in the Variable Account and, if you have an outstanding Policy loan, in NELICO's general account as a result of the loan. (See "Loan Privilege.") The cash value reflects premium payments, the net investment experience of the Policy's Sub-Accounts, interest credited on amounts held in the general account as a result of a loan, amounts deducted for Policy charges (including Monthly Deductions and any Surrender Charge that applies if you make a partial surrender), partial surrenders and transfers among the Policy's Sub-Accounts.

  Your Policy's net cash value is the cash value on any day, reduced by any Policy loan balance and also reduced by any applicable Surrender Charge. (See "Loan Privilege," "Surrender Charge," and "Monthly Deduction Deducted from Cash Value.") If you surrender your Policy, the net cash value will be reduced by the applicable portion of the Monthly Deduction for the period from the last deduction to the date of surrender.

  The amount provided for investment in the Policy (i.e., the cash value) is adjusted as of each day the New York Stock Exchange is open to reflect the net investment experience of the Sub-Accounts for that day. The Policy's cash value in the Variable Account may increase or decrease daily depending on the net investment experience of the Policy's Sub-Accounts. Unfavorable investment experience can reduce the net cash value to zero. Because there is no guaranteed minimum cash value in the Variable Account, you bear the entire investment risk with respect to cash value in the Variable Account.

  NET INVESTMENT EXPERIENCE. The net investment experience of the Policy's Sub-Accounts will affect the Policy's cash value and, in most circumstances, the death benefit. The net investment experience of the Sub-Accounts is determined as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading. A Sub-Account's net investment experience for any period reflects the investment experience of the underlying Eligible Fund shares for the same period. Currently, NELICO does not deduct any charges from the Variable Account for federal or state income taxes with respect to earnings or capital gains that may be attributable to the Variable Account. Should NELICO determine that this type of tax will be imposed, NELICO may make deductions from the Variable Account to pay these taxes. The imposition of such taxes would result in a reduction of your cash value. See "Daily Charges Deducted from Variable Account Assets" and "Charges Deducted from Eligible Fund Assets.")

  The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund and affect subsequent investment experience.

LOAN PRIVILEGE

  You may borrow all or part of the Policy's "loan value" once fifteen days have elapsed after we mail the confirmation for the initial premium. (For Policies issued in Maryland, you may make a Policy loan once fifteen days from the initial premium confirmation mailing and 45 days from the date of Part 1 of the application have elapsed.) NELICO will make the loan as of the date when a loan request is received at its Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office.") You should contact NELICO's Home Office or your registered representative for information regarding the procedures to follow for requesting a loan.

  The Policy's loan value is equal to 90% (or more where required by state law) of: the Policy's cash value minus the surrender charge. The amount of loan value available to be borrowed at any time is reduced by the amount of any Policy loan balance.

  A Policy loan may result in adverse tax consequences. (See "Tax
Considerations.")

  EFFECT OF POLICY LOAN. When Policy loan proceeds are paid to you, cash value in the amount of the loan is taken from the Sub-Accounts and transferred to NELICO's general account as collateral for the loan. When you make a loan repayment, cash value held as collateral is transferred from the general account back to the Sub-Accounts, and thereby increases the cash value in the Sub-Accounts by the amount of the repayment. Unless you specify a different allocation, cash value transferred for a Policy loan is taken from the Sub-Accounts of the Variable Account in proportion to the cash value in each. All loan repayments are allocated, unless you request otherwise, to repay the loans made against the Sub-Accounts of the Variable Account in proportion to the cash value in each.

  The interest rate charged on Policy loans is 6.0% per year, accrues daily, and is due on the Policy Anniversary. If not paid at that time, the interest accrued on the loan is added to the loan, and an amount equal to the unpaid interest is deducted from the Policy's cash value in the Sub-Accounts in proportion to the amount in each. Amounts taken as collateral for a loan earn interest at not less than a 5.25% rate per year. Currently, on preferred loans, the rate credited is a 6.0% annual rate (and this rate will be guaranteed where state law so requires). "Preferred loans" are loans that represent an amount less than or equal to the excess of cash value over premiums paid (as adjusted for any partial surrenders). Interest earned on amounts held in NELICO's general account as collateral for a Policy loan is credited to the Policy's Sub-Accounts on the Policy Anniversary, in proportion to the cash value in each.

  The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, the death benefit and cash value of the Policy can be permanently affected by a Policy loan, even if it is repaid. In addition, any proceeds payable under a Policy are reduced by the amount of any outstanding Policy loan balance.

  The following procedures will be applied to payments received while a Policy loan is outstanding. Such a payment is treated first as a repayment of Policy loan interest due, then as repayment of a Policy loan, and last as an additional payment (if no previous additional payment has been made in that Policy Year), unless you designate otherwise in writing to NELICO. (If a previous additional payment has been made in that Policy Year, the portion of the payment in excess of any outstanding Policy loan balance will be returned). If a Policy loan is outstanding, it may be more advantageous to repay the loan than to make an additional payment, because an additional payment is subject to sales and state premium tax charges, and the loan repayment is not subject to charges.

  If a Policy loan is outstanding, and the net cash value on a Monthly Deduction Date is not enough to cover the entire Monthly Deduction for the Policy Month, NELICO will notify you that the Policy is going to terminate unless a sufficient payment is made within the 62-day grace period. (This situation is referred to as an "excess Policy loan.") The Policy will terminate without value 62 days after the notice is mailed (unless otherwise provided by state law) unless a sufficient amount is paid to NELICO within that time. (See "Lapse and Reinstatement.") If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

  If you purchase a Policy with the proceeds of another life insurance policy that has an outstanding policy loan (see "Premium Payments"), the following conditions must be met. First, the applicable application forms must be completed. Second, if the value to be applied from the existing policy to a Policy is subject to a policy loan, then an additional amount of at least $10,000 (above the amount of the policy loan) must be submitted as part of the initial premium, and any loan remaining against the new Policy cannot exceed 75% of the cash value of the Policy at issue. It may not be advantageous to replace existing insurance with a Policy.

  Department of Labor ("DOL") regulations set forth requirements for participant loans under retirement plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). Generally, the DOL regulations will apply to plans that qualify under Sections 401(a) and 401(k) of the Internal Revenue Code (the "Code") and certain plans qualifying under Section 403(b) of the Code. If the retirement plan is subject to ERISA, the plan fiduciary authorized to oversee/direct the plan loan program must fulfill the requirements of the regulations including charging a "commercially reasonable" rate of interest. The policy loan interest rate may not be considered "commercially reasonable" within the meaning of the DOL regulations. In addition, the DOL regulations require that a plan loan be adequately secured but provide that not more than 50% of the participant's vested account balance (including the Policy's cash value) be used as security for the loan. The DOL regulations and applicable tax law may also contain other requirements for plan loans. Therefore, plan loan provisions may differ from Policy loan provisions. If you are a participant in a retirement plan subject to ERISA, you should consult with the fiduciary administering the plan loan program. Failure of the plan loan program to comply with the requirements of the DOL regulations and of tax law may result in penalties under the Code and under ERISA.

SURRENDER

  You may surrender a Policy for its net cash value, less the applicable portion of the Monthly Deduction to the date of surrender, at any time while the insured (or at least one insured under a Last Survivor Policy) is living by submitting a request conforming to NELICO's administrative procedures. The net cash value of the surrendered Policy is determined as of the date when a surrender request is received at NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office.") The net cash value equals the cash value, reduced by any Policy loan balance and also reduced by any applicable Surrender Charge (see "Surrender Charge"). Upon surrender, the applicable portion of the Monthly Deduction will be deducted from net cash value. (See "Monthly Deduction Deducted from Cash Value.") You may elect in writing to have all or part of the surrender amount applied to a payment option. (See "Payment Options.") A surrender may result in adverse tax consequences. (See "Tax Considerations.")

  When you make a full surrender, the requested surrender amount is taken first from the preferred surrender amount. For more information about the preferred surrender amount, see "Surrender Charge."

PARTIAL SURRENDERS

  You may make a partial surrender of cash value once fifteen days have passed after we mail the confirmation for the initial premium payment. (For Policies issued in Maryland, you may make partial surrenders once fifteen days from the confirmation mailing and 45 days from the date of Part 1 of the application have passed.) The following rules and limits apply to partial surrenders. In each Policy Year, partial surrenders will be limited, except with the consent of NELICO, to: 20% of the net cash value on the day the first partial surrender is made for the Policy Year; or, if less, the Policy's loan value less the amount of any Policy loan balance on that day. The minimum amount for a partial surrender is $500. Currently, NELICO does not limit the maximum amount of a partial surrender as long as the cash value immediately after the partial surrender is at least $10,000. A partial surrender made in excess of the preferred surrender amount may be subject to a Surrender Charge. (See "Surrender Charge" and "Monthly Deduction.") If any charges apply, they will be deducted from the amount requested to be surrendered. There are no limits on the number of partial surrenders that may be made during a Policy Year. However, there are tax consequences. (See "Tax Considerations.")

  When you make a partial surrender, the requested surrender amount is taken first from the preferred surrender amount. For more information about the preferred surrender amount, see "Surrender Charge."

  EFFECT OF PARTIAL SURRENDER ON CASH VALUE AND DEATH BENEFIT. A partial surrender reduces the minimum guaranteed death benefit based on the ratio of the cash value immediately after the partial surrender to the cash value just before the partial surrender. See "Death Benefit" and Appendix D.

  You should be aware that the net cash value paid upon a partial surrender may not be reinvested in the Policy except as additional payments, which are subject to the charges described under "Charges and Expenses."

  The amount paid to you as the result of a partial surrender is equal to the amount requested to be surrendered less any amount deducted for the Surrender Charge. The applicable portion of the Monthly Deduction (based on the portion of the Policy Month elapsed and on the proportion of cash value withdrawn) will be deducted from the cash value remaining. (See "Surrender Charge" and "Monthly Deduction Deducted from Cash Value.") Unless you specify a different allocation, the partial surrender is effected by reducing the Policy's cash value in the Sub-Accounts in proportion to the amount of cash value in each. The amount of net cash value paid upon partial surrender is determined as of the date when a request conforming to NELICO's administrative procedures is received at NELICO's Home Office. NELICO's administrative procedures can be determined by contacting your registered representative or NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office," "Payment of Proceeds," and "Payment Options.")

ACCELERATION OF BENEFITS RIDER--TERMINAL ILLNESS

  NELICO offers a rider benefit that will allow you to receive an accelerated payment of benefits. This advance payment of benefits is available where certain special circumstances exist, as described briefly below.

  If the insured is diagnosed as terminally ill, as defined in the rider, you may request an accelerated payment of benefits. (In the case of a Last Survivor Policy, both insureds, or the surviving insured under the Policy, must be diagnosed as terminally ill in order to request the benefit.) The rider is available in states where it has been approved. Once available, it will be added to new Policies at issue and may be requested by owners of issued Policies.

  The accelerated benefit is calculated using the Policy's Eligible Proceeds, multiplied by the applicable Payout Factor. The Policy's Eligible Proceeds are equal to the death benefit, less an amount to cover Monthly Deductions that would be made in the event of death. The Payout Factor used will be determined by NELICO as of the date a written request for an accelerated benefit is received by NELICO at its Home Office. The rider lists various considerations which may influence the Payout Factor. Once eligibility for an accelerated benefit payment is determined, NELICO will notify you of the Payout Factor and payment terms which will apply to the benefit.

  The accelerated benefit payment made to you will be reduced by any outstanding Policy loan balance. NELICO's consent is necessary to obtain payment of a partial accelerated benefit.

  Exercise of the accelerated benefits rider is irrevocable and subject to a number of conditions as set forth in the rider, including evidence satisfactory to NELICO.

ACCELERATION OF BENEFITS RIDER--LONG-TERM CARE

  NELICO may offer in the future a second rider benefit that will allow you to receive an accelerated payment of benefits. This advance payment of benefits will be available where certain special circumstances exist, as described briefly below. The right to exercise the rider will be subject to certain conditions contained in the rider.

  NELICO WILL MAKE THIS ACCELERATED BENEFITS RIDER AVAILABLE TO YOU ONLY IF:
(1) YOUR STATE INSURANCE DEPARTMENT HAS APPROVED THE RIDER, (2) NELICO BELIEVES THAT THE RIDER WILL MEET THE DEFINITION OF AN ACCELERATED DEATH BENEFIT FOR FEDERAL INCOME TAX PURPOSES AND (3) NELICO BELIEVES THAT THE AVAILABILITY OF THE RIDER WILL NOT JEOPARDIZE THE QUALIFICATION OF THE POLICY AS LIFE INSURANCE UNDER FEDERAL INCOME TAX LAW.

  If the accelerated benefits-long term care rider is offered, it is expected to provide that if one or more of the insured(s) is receiving qualified long-term care services, as defined in the rider and by the Internal Revenue Code, you may request an accelerated payment of benefits. The payment may be subject to discounting and charges. Payment will be subject to evidence satisfactory to NELICO.

PAYMENT OF PROCEEDS

  NELICO will ordinarily pay any surrender, partial surrender, loan or death benefit proceeds payable from the Sub-Accounts within seven days after receipt at the Home Office of a request, or proof of death of an insured, in a form satisfactory to NELICO. (See "Receipt of Communications and Payments at NELICO's Home Office.") However, NELICO may delay payment (except when a loan is made to pay a premium to NELICO) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or Sub-Account transfers impractical, or (iii) if the SEC orders the Variable Account or orders the Zenith Fund or its successor or any other Eligible Fund to postpone payment or transfer of variable benefits.

  NELICO may withhold payment of surrender, partial surrender or loan proceeds to the extent that those proceeds are derived from a Policy Owner's check that has not yet cleared. In those cases, NELICO will process the surrender or loan to the extent of Policy values for which the Policy Owner has made full payment. The balance of the surrender, partial surrender or loan proceeds will be paid when the Policy Owner's check has cleared. NELICO may also delay payment if it considers whether to contest the Policy. NELICO will pay interest on the death benefit proceeds from the date they become payable to the date they are paid in one sum or, if a payment option was selected, to the effective date of the option. (See "Payment Options.")

PAYMENT OPTIONS

  The Policy's death benefit and any partial surrender or surrender of net cash value will be paid in one sum unless the Policy Owner or payee chooses to put all or part of the proceeds under a payment option. You can choose a combination of payment options. The selection of a payment option and the naming of a payee must be in written form satisfactory to NELICO. You can make, change or revoke the selection before the death of the insured.

  The payment options available are fixed benefit options only; therefore, proceeds applied to an option will no longer be affected by the investment experience of the Variable Account. The guaranteed mortality assumptions used in determining payment levels under the options will not vary based on sex. (For Policies issued in New York and Oregon, however, and which are not issued for use in connection with certain employee benefit plans and fringe benefit programs, the mortality assumptions will vary based on sex. See "Group or Sponsored Arrangements.") Once payments under an option begin, withdrawal rights may be restricted.

  The following payment options are available:

  (1) INCOME FOR A SPECIFIED NUMBER OF YEARS. Proceeds are paid in monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest paid by NELICO for any year will be added to the monthly payments for that year.

  (2) LIFE INCOME. Proceeds are paid in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (3) LIFE INCOME WITH REFUND. Proceeds are paid in equal monthly installments during the life of the payee. At the payee's death, any unpaid proceeds remaining are paid either in one sum or in equal monthly installments until the total proceeds have been paid.

  (4) INTEREST. Proceeds are held for the life of the payee or another agreed upon period. Interest of at least 3.5% a year is paid monthly or added to the principal annually. At the death of the payee, or at the end of the period agreed to, the balance of principal and any interest will be paid in one sum.

  (5) SPECIFIED AMOUNT OF INCOME. Proceeds plus accrued interest of at least 3.5% a year are paid in an amount and at a frequency elected until total proceeds have been paid. Any amounts unpaid at the death of the payee will be paid in one sum.

  (6) LIFE INCOME FOR TWO LIVES. Proceeds will be paid in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, two-thirds of the monthly amount for the life of the surviving payee will be paid.

  NELICO's consent to use of an option is required if the installment payments would be less than $20.

                             CHARGES AND EXPENSES

  The following describes the various charges deducted under the Policy. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the sales charge may not fully cover all of the sales and distribution expenses actually incurred by the Company, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

  DEDUCTIONS FROM INITIAL PREMIUM. NELICO deducts no charges from the initial premium before allocation to the Variable Account, although the Monthly Deduction includes deductions for the first ten Policy Years for sales charges and state premium taxes attributable to the initial premium, and a Surrender Charge based on the initial premium may apply to surrenders or partial surrenders during the Surrender Charge Period.

  DEDUCTIONS FROM ADDITIONAL PAYMENTS. NELICO will deduct the following charges from an additional payment before allocation of the net additional payment to the Sub-Accounts you select:

  -- 6.5% sales charge (reduced to 5.10% for Policies with initial premiums of $2,000,000 or more).

  -- 2.5% state premium tax charge.

  MONTHLY DEDUCTION DEDUCTED FROM CASH VALUE. NELICO deducts a charge from the cash value on each Monthly Deduction Date after the Policy Date. This charge is the aggregate of the following charges, shown below at their current annual rates:

  -- Cost of insurance charge,* currently ranging from:

      Single Insured Policy: 0.45% to 1.25% for standard risk class (0.70% to 1.90% for substandard risk class)

      Last Survivor Policy: 0.25% to 1.05% for standard risk class (0.40% to 1.60% for substandard risk class)

  -- 0.35% Administrative Charge (currently reduced to 0.10% after the first ten Policy Years)**

  -- 0.40% sales charge (deducted during the first ten Policy Years only)**

  -- 0.25% state premium tax charge (deducted during the first ten Policy
     Years only)**

  -- 0.90% mortality and expense risk charge

  -- For Policies with cumulative premiums less than $50,000, a $2.50 Monthly
     Maintenance Charge also is included in the Monthly Deduction.
--------
 * No cost of insurance charge is deducted on or after the Policy Anniversary when the age of the insured(s) is equal to 100.

** For Policies with initial premiums of $2,000,000 or more, the 0.40% sales charge and 0.25% premium tax charge will be waived, and the 0.35% Administrative Charge currently will be waived after the tenth Policy Year.

  Each charge, except the $2.50 Monthly Maintenance Charge, is calculated as a percentage of cash value (including cash value transferred to the general account as collateral for Policy loans) in the following manner: first, all charges, other than the cost of insurance charge, are calculated, based on the cash value on the Monthly Deduction Date (before monthly charges are deducted, but reflecting daily charges deducted from Eligible Fund Assets), and then deducted. The cost of insurance charge is then calculated based on the cash value for that date, as reduced by all other charges deducted that day. The Monthly Deduction is deducted pro rata from the cash value in the Sub-Accounts.

  DAILY CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT ASSETS. Currently, NELICO does not deduct any daily charges from the Variable Account. However, NELICO reserves the right to make deductions from the Variable Account for federal or state income taxes with respect to earnings or capital gains that may be attributable to the Variable Account. Should NELICO determine that this type of tax will be imposed, NELICO may make deductions from the Variable Account to pay these taxes. The imposition of such taxes would result in a reduction of your cash value.

  CHARGES DEDUCTED FROM ELIGIBLE FUND ASSETS. The value of shares of the Eligible Funds reflect charges and deductions from assets for investment advisory services and fund operating expenses. See "Investment Management" and the prospectus for the Zenith Fund for more information.

  CHARGES DEDUCTED ON SURRENDER OR PARTIAL SURRENDER. If the Policy is surrendered or lapses or a partial surrender is taken during the Surrender Charge Period (the first nine Policy Years), a Surrender Charge may be deducted. The Surrender Charge is a deferred sales charge. This charge declines over the course of the Surrender Charge period. (See "Surrender Charge.") The Surrender Charge is deducted from the Policy's available cash value, regardless of whether that cash value is derived from premiums or investment experience.

  Upon surrender, lapse or partial surrender, the applicable portion of the Monthly Deduction (based on the portion of the Policy Month elapsed, and, in the case of a partial surrender, on the proportion of cash value withdrawn) will also be deducted from the cash value.

  The following section provides more information about the various charges identified above.

  SALES CHARGES. No sales charges are deducted from the initial premium before allocation to the Sub-Accounts. However, except for certain Policies described below, the Monthly Deduction includes a deduction taken during the first ten Policy Years for sales charges attributable to the initial premium. This charge is calculated as a percentage of cash value on each Monthly Deduction Date at an annual rate of 0.40%. Also, if, during the first nine Policy years, you surrender or lapse the Policy, or make a partial surrender, NELICO deducts a Surrender Charge. (See "Surrender Charge.") In no event will the aggregate amount deducted as part of the Monthly Deduction for sales charges plus the Surrender Charge exceed 9% of the initial premium.

  For Policies with initial premiums of $2,000,000 or more, the 0.40% sales charge will be waived.

  If a Policy lapses and is reinstated, the period the Policy was lapsed will not count towards the ten-year period during which the Monthly Deduction includes a deduction for sales charges.

  If you make an additional payment, a maximum charge in the amount of 6.5% is deducted from each additional payment for sales charges before allocation of the net additional payment to the Sub-Accounts. For Policies with initial premiums of $2,000,000 or more, this charge is reduced to 5.10%.

  The sales charges deducted under a Policy are not necessarily related to NELICO's actual sales expenses for that year.

  Sales charges for Policies sold in certain group or sponsored arrangements may be reduced.

  SURRENDER CHARGE. If, during the first nine Policy Years, a Policy is totally surrendered or lapses or a partial surrender (other than a preferred partial surrender) is made, NELICO deducts a Surrender Charge from the amount requested to be surrendered. This charge is based on the portion of the initial premium deemed to be surrendered in accordance with the following rules. When you make a full or partial surrender, the requested surrender amount is taken first from the preferred surrender amount. The preferred surrender amount is equal to the greater of (a) cash value calculated on the date of surrender in excess of initial premium paid (minus any previous partial surrenders attributable to the initial premium) and (b) 10% of the initial premium paid (minus previous partial surrenders in that Policy Year). No Surrender Charge applies to the preferred surrender amount. If there has been negative investment performance under your Policy (that is, cash value is less than your total premium payments because net investment experience of the Sub-Accounts has not been at least equal to total charges or has been negative), any Surrender Charge will be calculated by deeming additional payments to have been reduced before the initial premium. If negative investment performance has been deemed to completely reduce additional payments and to further reduce initial premium, any subsequent increase in cash value (from earnings or net additional payments) will be deemed to increase initial premium before additional payments. Appendix C provides an example of the effect of negative investment performance on Surrender Charges. The balance of the requested surrender amount is subject to a Surrender Charge, which is determined by multiplying the balance by the applicable percentage for the Policy Year. The Surrender Charge period and the amount of the Surrender Charge are shown in the following table:

             POLICY YEAR                        CHARGE
             -----------                        ------
               1...............................  8.0%
               2...............................  8.0%
               3...............................  7.0%
               4...............................  6.0%
               5...............................  5.0%
               6...............................  4.0%
               7...............................  3.0%
               8...............................  2.0%
               9...............................  1.0%
              10...............................  0.0%

  Any Surrender Charge deducted upon lapse is credited back to the Policy's cash value upon reinstatement. The Surrender Charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period the Policy was lapsed will not count.

  STATE PREMIUM TAX CHARGE. Except for certain Policies described below, this charge is deducted from your cash value in the Sub-Accounts on each Monthly Deduction Date after the Policy Date for the first ten Policy Years, as part of the Monthly Deduction. The annual rate of this charge is 0.25% of cash value. If you make an additional payment, a charge in the amount of 2.5% is deducted from the payment before allocation to the Sub-Accounts. Because the net additional payment will have the immediate effect of increasing the cash value, the monthly charge for state premium tax is proportionately adjusted downward to take into account this increase. This adjustment in the rate for the monthly charge for state premium taxes effectively means that it is not assessed against cash value attributable to additional premiums. Appendix C provides an example illustrating the effect of such an additional payment.

  For Policies with initial premiums of $2,000,000 or more, the 0.25% monthly charge for premium tax will be waived.

  If a Policy lapses and is reinstated, the period the Policy was lapsed will not count towards the ten-year period during which the Monthly Deduction includes a deduction for state premium taxes.

  The state premium tax charge is designed to reimburse NELICO for state premium taxes and administrative expenses. Premium taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

  COST OF INSURANCE CHARGE. This charge is deducted from the Policy's cash value in the Sub-Accounts on each Monthly Deduction Date after the Policy Date, as part of the Monthly Deduction. This charge is not deducted on or after the Policy Anniversary when the age of the insured(s) is equal to 100.

  The cost of insurance charge covers the cost of providing insurance protection under your Policy. Currently, the amount of this charge is based on the risk class and issue age of the insured(s). (It does not currently vary by sex of the insured(s), although it may in the future.) NELICO assigns insureds to risk classes based on underwriting conducted when NELICO receives an application for a Policy. Currently, NELICO assigns insureds to the following risk classes: standard nonsmoker, standard smoker, substandard nonsmoker and substandard smoker. Once a Policy is issued, an insured's risk class does not change except in the following circumstances. If an additional payment is submitted that, if accepted, will have the effect of increasing the death benefit, acceptance of the payment is subject to underwriting review to determine whether the insured(s) qualify for the same or a better risk class.

  If the new risk class is better and has lower cost of insurance rates than the original risk class, the risk class for the additional payment will be used for cost of insurance charges under the entire Policy. If, however, the new risk class has higher cost of insurance rates than the original risk class, NELICO will decline the additional payment.

  Currently, the cost of insurance charge for a Policy is calculated as a percentage of the cash value on the Monthly Deduction Date. For a Single Life Policy, the current charge is calculated based on whether the issue age is 70 or less, or over 70, is a smoker or non-smoker, and has been assigned to a standard or substandard risk class. The current monthly rates for these classes are equivalent to the annual percentage rates shown in the following table:

   RATING CLASS AND ISSUE AGE                                   NONSMOKER SMOKER
   --------------------------                                   --------- ------
   Standard issue age 70 or less...............................   0.45%   0.75%
   Standard over issue age 70..................................   0.85%   1.25%
   Substandard issue age 70 or less............................   0.70%   1.15%
   Substandard over issue age 70...............................   1.30%   1.90%

  In the case of a Last Survivor Policy, the current charge is calculated based on whether the joint equal issue age is 70 or less, or over 70, the smoker/nonsmoker status of each insured, and whether at least one insured is substandard.

                                                      NONSMOKER NONSMOKER SMOKER
   RATING CLASS AND ISSUE AGE                         NONSMOKER  SMOKER   SMOKER
   --------------------------                         --------- --------- ------
   Standard issue age 70 or less.....................   0.25%     0.40%   0.55%
   Standard over issue age 70........................   0.65%     0.85%   1.05%
   Substandard issue age 70 or less..................   0.40%     0.60%   0.85%
   Substandard over issue age 70.....................   1.00%     1.30%   1.60%

  For purposes of determining the current cost of insurance charge on a Monthly Deduction Date, all other charges included in the Monthly Deduction are calculated and deducted from the Policy's cash value, and then the applicable cost of insurance percentage is applied to the cash value, as reduced by the other charges.

  The cost of insurance charge deducted on a Monthly Deduction Date is guaranteed not to exceed the amount calculated using the guaranteed cost of insurance rates set forth in the Policy for that date. The cost of insurance charge for a Monthly Deduction Date determined using the guaranteed cost of insurance rates is equal to the "net amount at risk" under the Policy, multiplied by the cost of insurance rate for that date. The net amount at risk is determined on the last day of the Policy Month. The net amount at risk equals the death benefit on the first day of the month, minus the cash value on the first day of the month, accumulated with interest at the monthly equivalent of 4.0% per year, and reduced by the guaranteed cost of insurance charge.

  The guaranteed cost of insurance rate for a Monthly Deduction Date under a Policy depends on the insured's sex, risk class, and age on the first day of a Policy Year. Guaranteed cost of insurance rates applicable to joint insureds under a Last Survivor policy depend on the sex of each insured, their joint equal issue age, their risk classes, and the Policy Year. The guaranteed cost of insurance rate for a Policy changes from month to month.

The risk classes used for determining guaranteed cost of insurance rates for insureds are smoker standard, smoker substandard, nonsmoker standard, nonsmoker substandard. Substandard ratings result in higher cost of insurance charges. The guaranteed cost of insurance rates for substandard ratings are based on multiples of or additives to the guaranteed standard rates provided by the 1980 Commissioners Standard Ordinary Mortality Tables.

  Cost of insurance rates--whether current or guaranteed--are generally more favorable for nonsmoker than for smoker insureds. Within a given rating class, guaranteed cost of insurance rates are generally more favorable for insureds of lower ages than for insureds of higher ages.

  If a Policy loan is outstanding, and the net cash value on a Monthly Deduction Date is not enough to cover the entire Monthly Deduction for the Policy Month, NELICO will notify you that the Policy is going to terminate unless a sufficient payment is made within the 62-day grace period. (See "Effect of a Policy Loan.")

  Eligible group or sponsored arrangements may also elect to purchase Policies on a simplified underwriting basis above the underwriting limits applicable to other purchasers. Policies issued on a simplified underwriting basis will have the same cost of insurance rates as fully underwritten Policies.

  ADMINISTRATIVE CHARGE. This charge is deducted from your Policy's cash value in the Sub-Accounts on each Monthly Deduction Date after the Policy Date, as part of the Monthly Deduction. Except for certain Policies described below, this charge is currently set at an annual rate of 0.35% of cash value on each Monthly Deduction Date, and is intended to be decreased to 0.10% after the first 10 Policy Years. It is guaranteed never to exceed an amount equivalent to an annual rate of 0.35% of cash value. This charge is for the cost of administering the Policies (such as the cost of processing Policy transactions, issuing Policy Owner statements and reports, and record keeping), as well as legal, actuarial, systems, mailing and other overhead costs connected with NELICO's variable life insurance operations.

  For Policies with initial premiums of $2,000,000 or more, the Administrative Charge currently will be waived after the tenth Policy Year.

  For purposes of calculating the 10-year period after which the Administrative Charge is intended to be reduced to 0.10%, the period that a Policy was lapsed will not count.

  MONTHLY MAINTENANCE CHARGE. If the initial premium paid for the Policy is less than $50,000, a $2.50 fee is deducted from cash value on each Monthly Deduction Date to cover administrative expenses. This fee is in addition to the administrative charge. This monthly fee will continue to be deducted until cumulative premium payments made are at least $50,000. After cumulative premium payments of at least $50,000 have been made, the Monthly Maintenance Charge will not be charged even if the Policy's cash value is reduced to less than $50,000 as a result of investment performance or partial surrenders.

  MORTALITY AND EXPENSE RISK CHARGE. NELICO deducts a charge from your cash value in the Sub-Accounts on each Monthly Deduction Date after the Policy Date for the mortality and expense risks that NELICO assumes. This charge is currently set at an annual rate of 0.90% of cash value on each Monthly Deduction Date. The mortality risk NELICO assumes is that insureds may live for shorter periods of time than NELICO estimated. The expense risk is that NELICO's costs of issuing and administering the Policies may be more than NELICO estimated.

  ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds. (See "Investment Management.")

  CHARGES FOR ADDITIONAL SERVICES. NELICO reserves the right to charge Policy Owners a nominal fee, which will be billed directly to the Policy Owner in the event that a Policy re-issue or re-dating is requested.

  CHARGES FOR INCOME TAXES. NELICO currently makes no charge for income taxes against the Variable Account, but in the future NELICO may impose such a charge, if appropriate. NELICO reserves the right to make a charge for any taxes imposed on the Policies by any governmental body in the future. (See "Charge for NELICO's Income Taxes.")

GROUP OR SPONSORED ARRANGEMENTS

  The Policies may be issued to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals. An example of such an arrangement is a non-tax qualified deferred compensation plan. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of the Policies on an individual basis.

  For Policies issued in connection with group or sponsored arrangements, NELICO may waive or reduce one or more of the following charges: the sales charge, Surrender Charge, monthly cost of insurance charge, mortality and expense risk charge, administrative charges, Monthly Maintenance Charge, and/or state premium tax charge described in "Charges and Expenses." (In addition, the interest rate credited on amounts taken from the sub-accounts as a result of a Policy loan may be increased for these Policies.) NELICO will waive or reduce these charges according to its rules in effect when the Policy application is approved. To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements. NELICO may modify from time to time both the amounts of reductions and the criteria for qualification. Reductions in or waiver of these charges will not be unfairly discriminatory against any person, including the affected Policy Owners and all other Policy Owners of Policies funded by the Variable Account.

  The United States Supreme Court has held that certain insurance policies providing values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs.

  Therefore, NELICO offers Policies that do not vary based on the sex of the insured for use in connection with certain employee benefit programs. NELICO recommends that any employer proposing to offer the Policies to employees under a group or sponsored arrangement consult its attorney before doing so.

                             THE VARIABLE ACCOUNT

  The Variable Account was established as a separate investment account of NELICO on January 31, 1983 under Delaware law and became subject to Massachusetts law when NELICO changed its domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for other NELICO variable life insurance policies in addition to the Policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Both NELICO and the Variable Account are subject to regulation by the Massachusetts Insurance Commissioner and to the insurance laws and regulations in every jurisdiction where the Policies are sold.

  Although the assets of the Variable Account are owned by NELICO, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business NELICO may conduct. NELICO believes this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of NELICO's general creditors, and may only be used to support the cash values under its variable life insurance policies issued by the Variable Account. But NELICO may transfer to its general account assets which exceed the reserves and other liabilities of the Variable Account. Before making any such transfer, NELICO will consider any possible adverse impact the transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of NELICO's other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account currently has 13 Sub-Accounts available under the Policy, each of which invests in an Eligible Fund. The Sub-Accounts of the Variable Account are:

  -- The Small Cap Sub-Account, which invests in the Loomis Sayles Small Cap
     Series of the Zenith Fund

  -- The International Magnum Equity Sub-Account, which invests in the Morgan
     Stanley International Magnum Equity Series of the Zenith Fund

  -- The Equity Growth Sub-Account, which invests in the Alger Equity Growth
     Series of the Zenith Fund

  -- The Midcap Value Sub-Account, which invests in the Goldman Sachs Midcap
     Value Series (formerly the Loomis Sayles Avanti Growth Series) of the Zenith Fund

  -- The Venture Value Sub-Account, which invests in the Davis Venture Value
     Series of the Zenith Fund

  -- The Growth and Income Sub-Account, which invests in the Westpeak Growth and Income Series of the Zenith Fund

  -- The Stock Index Sub-Account, which invests in the Westpeak Stock Index
     Series of the Zenith Fund

  -- The Balanced Sub-Account, which invests in the Loomis Sayles Balanced
     Series of the Zenith Fund

  -- The Managed Sub-Account, which invests in the Back Bay Advisors Managed
     Series of the Zenith Fund

  -- The Strategic Bond Opportunities Sub-Account, which invests in the
     Salomon Brothers Strategic Bond Opportunities Series of the Zenith Fund

  -- The Bond Income Sub-Account, which invests in the Back Bay Advisors Bond
     Income Series of the Zenith Fund

  -- The U.S. Government Sub-Account, which invests in the Salomon Brothers
     U.S. Government Series of the Zenith Fund

  -- The Money Market Sub-Account, which invests in the Back Bay Advisors
     Money Market Series of the Zenith Fund

  The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund was established as an investment vehicle for separate investment accounts of NELICO and of other life insurance companies. Currently the Zenith Fund is the funding vehicle for the Variable Account and for certain separate accounts of NELICO and MetLife that issue variable annuity contracts.

  Shares of the Eligible Funds are purchased and sold by the Variable Account at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The investment objectives of the Eligible Funds' portfolios are described briefly below. There is, of course, no assurance that these objectives will be met. A full description of the Eligible Funds, including their investment objectives and policies, expenses, and risks of investing in the Eligible Funds, is contained in the attached Zenith Fund prospectus, as well as in the Zenith Fund's Statement of Additional Information, which is referenced in the Zenith Fund prospectus.

  The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same sub-adviser.

  The LOOMIS SAYLES SMALL CAP SERIES seeks long-term capital growth from investments in common stocks or their equivalents. The Series invests primarily in stocks of small cap companies with good earnings growth potential that its sub-adviser believes are undervalued by the market. Normally the Series will invest at least 65% of its assets in companies with market capitalization in the range of the market capitalization of those companies which make up the Russell 2000 index at the time of investment.

  The MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES seeks long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers, in accordance with the EAFE country weightings determined by the Series' sub-adviser. Under normal circumstances, at least 65% of the total assets of the Series will be invested in equity securities of at least three different countries outside the United States.

  The ALGER EQUITY GROWTH SERIES seeks long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater.

  The GOLDMAN SACHS MIDCAP VALUE SERIES seeks long-term capital appreciation. The Series invests, under normal circumstances, substantially all of its assets in equity securities of companies with public stock market capitalizations within the range of the market capitalizations of companies constituting the Russell Midcap Index at the time of investment.

  The DAVIS VENTURE VALUE SERIES seeks growth of capital. The Series will primarily invest in domestic common stocks that its sub-adviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The WESTPEAK GROWTH AND INCOME SERIES seeks long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The WESTPEAK STOCK INDEX SERIES seeks to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The LOOMIS SAYLES BALANCED SERIES seeks reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. The Series invests at least 25% of its assets in fixed income securities and, under normal market conditions, more than 50% of its assets in common stocks.

  The BACK BAY ADVISORS MANAGED SERIES seeks to provide a favorable total investment return through investment in a diversified portfolio of common stocks and fixed income securities.

  The SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES seeks a high level of total return consistent with preservation of capital. Assets will be allocated among U.S. Government obligations, mortgage backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (BBB or higher by S&P or Baa or higher by Moody's) (or unrated but deemed to be of equivalent quality in the subadviser's judgment) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. Depending on market conditions, the Series may invest without limit in below investment grade fixed-income securities. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds."

  The BACK BAY ADVISORS BOND INCOME SERIES seeks to provide a high level of current income consistent with preservation of capital.

  The SALOMON BROTHERS U.S. GOVERNMENT SERIES seeks to provide a high level of current income consistent with preservation of capital and maintenance of liquidity. The Series invests primarily in debt obligations (including mortgage backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, or derivative securities (such as collateralized mortgage obligations) backed by such securities.

  The BACK BAY ADVISORS MONEY MARKET SERIES seeks to provide the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The basic objective of the Policy is to provide benefits which increase in value when the investment experience of the Policy's sub-accounts is favorable. Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Small Cap, International Magnum Equity, Equity Growth, Midcap Value, Venture Value, Stock Index or Growth and Income Sub-Accounts, or some combination of these sub-accounts, may, therefore, be a more desirable selection for Policy Owners who have a long term time horizon and/or are willing to accept such risks of short term fluctuations in value. For a demonstration of certain of these market trends, see Appendix E: Long Term Market Trends.

  Historically, the investment performance of "small cap" stocks over the long term has generally been superior to stocks of large capitalization companies, although "small cap" stocks have been substantially more volatile than "large cap" stocks. Historically, having a small percentage of a portfolio invested in overseas stocks and the rest in domestic stocks has produced a portfolio that has less, although still substantial, volatility than a completely domestic portfolio. Equity investors should recognize that overseas and "small cap" funds, taken alone, traditionally involve more risk than most domestic stock funds.

  The performance of the various financial markets over shorter periods of time has sometimes differed from their long term historical results. Short term interest rates were very high in the late 1970's and early 1980's, but are now lower. Long term bond values continue to fluctuate and could lose value if interest rates rise. Common stock prices, which have risen substantially at times, have also had periods of significant negative returns.

  Policy Owners who seek somewhat greater protection against loss of principal in the short term than that afforded by a stock fund may prefer the Strategic Bond Opportunities Sub-Account, the Bond Income Sub-Account or the U.S. Government Sub-Account. However, because the Zenith Salomon Brothers Strategic Bond Opportunities Series may invest in below-investment-grade securities, which are considered high-yield, high-risk securities, commonly known as "junk bonds," this series has a higher degree of risk associated with it relative to more conservative fixed income funds.

  Those who seek even greater safety of principal may select the Money Market Sub-Account, although it is subject to possible rapid changes in short term interest rates.

  Those who primarily seek safety of principal should consider fixed life insurance as an alternative to variable life insurance.

  You may wish to consider diversifying your investments by allocating the Policy's cash value among two or more sub-accounts. Policy Owners may also diversify by selecting the Managed Sub-Account or the Balanced Sub-Account since each generally invests its assets at most times in a combination of bonds, stocks and short term instruments, in varying proportions depending upon the investment adviser's evaluation of the economy and financial markets. You may also wish to diversify your cash value by country. The International Magnum Equity Sub-Account allows you to participate primarily in companies and economies outside the United States.

  The selection of a Policy's sub-accounts is a matter of your own choice and should depend on your willingness to accept investment risks, the other types of investments you have and your own assessment of future economic and financial market conditions.

INVESTMENT MANAGEMENT

  TNE Advisers, which is an indirect, wholly-owned subsidiary of NELICO, is the investment adviser of each of the Series. The chart below lists the sub-adviser of each Series. TNE Advisers and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

SERIES                                               SUB-ADVISER
------                                               -----------
Loomis Sayles Small Cap Series         Loomis, Sayles & Company, L.P.*
Morgan Stanley International Magnum
 Equity Series                         Morgan Stanley Asset Management Inc.
Alger Equity Growth Series             Fred Alger Management, Inc.
Goldman Sachs Midcap Value Series      Goldman Sachs Asset Management
Davis Venture Value Series             Davis Selected Advisers, L.P.**
Westpeak Growth and Income Series      Westpeak Investment Advisors, L.P.*
Westpeak Stock Index Series            Westpeak Investment Advisors, L.P.*
Loomis Sayles Balanced Series          Loomis, Sayles & Company, L.P.*
Back Bay Advisors Managed Series       Back Bay Advisors, L.P.*
Salomon Brothers Strategic Bond Op-
 portunities Series                    Salomon Brothers Asset Management Inc***
Back Bay Advisors Bond Income Series   Back Bay Advisors, L.P.*
Salomon Brothers U.S. Government Se-
 ries                                  Salomon Brothers Asset Management Inc
Back Bay Advisors Money Market Series  Back Bay Advisors, L.P.*

--------
  * An affiliate of NELICO

 ** Davis Selected may also delegate any of its responsibilities to Davis
    Selected Advisers-NY, Inc., a wholly-owned subsidiary of Davis Selected.

*** In connection with Salomon Brothers Asset Management's service as sub-adviser to the Strategic Bond Opportunities Series, Salomon Brothers' London-based affiliate, Salomon Brothers Asset Management Limited, provides certain sub-advisory services to Salomon Brothers Asset Management.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Goldman Sachs Midcap Value Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those series were advised by their current sub-advisers, except as follows. New England Mutual served as investment adviser to the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed New England Mutual's responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners until May 1, 1997, when Morgan Stanley Asset Management became the sub-adviser. The Goldman Sachs Midcap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser.

  The table on pages A-10 to A-11 shows the annual operating expenses of each Series.

  For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

                             OTHER POLICY FEATURES

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured (or the second death under a Last Survivor Policy) or the receipt of all death proceeds payable under an accelerated death benefits rider.

  The beneficiary is also named in the application. The beneficiary of the Policy may be changed at any time before the death of the insured, or before the second death under a Last Survivor Policy. The beneficiary has no rights under the Policy until the death of the insured (or until the second death in the case of a Last Survivor Policy) and must survive the insured(s) in order to receive the death proceeds. The beneficiary may have no rights if the Owner elects to receive all death proceeds payable under an accelerated death benefits rider. If no named beneficiary survives the insured(s), the proceeds will be paid to the Policy Owner.

  A change of Policy Owner or beneficiary must be in written form satisfactory to NELICO and must be dated and signed by the Policy Owner making the change. The change will be subject to all payments made and actions taken by NELICO under the Policy before the signed change form is received by NELICO at its Home Office.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by NELICO under the Policy before a signed copy of the assignment form is received at NELICO's Home Office. NELICO will not be responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

EXCHANGE OF POLICY

  Within 24 months after the Date of Issue, the Policy Owner can exchange the Policy, if the Policy is in force, for a policy that provides fixed benefit insurance. The new policy will be issued by NELICO or MetLife, as described below, on any plan of whole life or endowment insurance (or, if the Policy exchanged is a Last Survivor Policy, on any plan of survivorship insurance) with a level face amount issued by NELICO or MetLife on the Policy Date.

  The new policy will be issued with the same insured(s), Face Amount, Policy Date, and risk class(es) as this Policy, with the age of the insured(s) on the Policy Date, and with a rider that purchases paid-up additions issued by NELICO or MetLife on the Policy Date, if the cash value of the Policy is more than is required to purchase the new policy. The new policy will be issued subject to any cost or credit and the repayment of any Policy loan balance, and subject to any assignments of this Policy.

  Your Policy may be issued or amended with an endorsement providing for an exchange right to a fixed benefit policy issued by NELICO (if such a policy was available on the Policy Date of your variable life Policy), or otherwise, to a fixed benefit policy issued by MetLife. If your Policy does not have such an endorsement, the exchange right will be to a fixed benefit policy issued by MetLife or, at your option, to a fixed benefit policy issued by NELICO if such a policy was available on the Policy Date of your variable life Policy.

                        NELICO'S DISTRIBUTION AGREEMENT

  NELICO sells the Policies through agents who are licensed by state insurance officials to sell NELICO's variable life insurance policies. These agents are also registered representatives of New England Securities. New England Securities, the principal underwriter of the variable life insurance policies, is a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO. New England Securities is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. New England Securities intends to enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. In some states, Policies may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exemptions.

  NELICO will pay compensation to the New England Securities registered representatives or other broker-dealers or banks involved in the sale of a Policy. Such compensation will generally have a present value that does not exceed 8% of premiums under the Policy (although a lower amount may be paid in certain circumstances, such as sales of the Policies to a person over age 75), and such compensation may be paid either as a percentage of premiums at the time NELICO receives them, as a percentage of cash value on an ongoing basis, or in some combination of both.

  New England Securities distributes mutual funds, variable annuity contracts and variable life insurance policies. It is the principal underwriter for the Zenith Fund; The New England Variable Account; New England Retirement Investment Account; New England Variable Annuity Separate Account; and New England Variable Annuity Fund I. New England Securities also sells interests in various investment partnerships.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

  NELICO can challenge that amount of the death benefit that results from the initial premium for two years during an insured's lifetime from the Date of Issue, based on misrepresentations made in the application. NELICO can challenge any amount of the death benefit that results from an additional payment for which proof of insurability is required for two years during an insured's lifetime from the date that payment is received. However, if an insured dies within two years of the Date of Issue, NELICO can challenge all or part of the Policy at any time with respect to misrepresentations in the application. If an insured dies within two years of the receipt of an additional payment for which proof of insurability is required, NELICO can challenge any amount of the death benefit resulting from that additional payment at any time with respect to misrepresentation.

MISSTATEMENT OF AGE OR SEX

  If the insured's age (or either insured's age under a Last Survivor Policy) or sex is misstated in the application, the Policy's death benefit will be the amount that the most recent Monthly Deduction (for Policies issued in Maryland, the most recent cost of insurance deduction) which was made would have provided, based on the insured's correct age(s) and sex(es).

SUICIDE

  Single Insured Policies. If the Insured dies by suicide while sane or insane within two years (or less, if required by state law) from the Date of Issue (or the Policy Date, if earlier, if required by state law) set forth in the Policy, the Death Benefit will be limited to: the amount of the initial premium; plus any additional payments made; less any outstanding Policy Loan Balance; and less any partial surrenders (or such greater amount, if required by state law).

  Last Survivor Policies. If either of the Insureds dies by suicide while sane or insane within two years (or less, if required by state law) from the Date of Issue (or the Policy Date, if earlier, if required by state law) set forth in the Policy, the Death Benefit will be limited to: the amount of the initial premium; plus any additional payments made; less any outstanding Policy Loan Balance; and less any partial surrenders (or such greater amount, if required by law). The Policy will terminate as of the first death by suicide.

  Within 60 days after the first death by suicide under a Last Survivor Policy, the Owner can purchase new life insurance on an Eligible Insured without evidence of insurability. For purposes of this provision, an Eligible Insured is a surviving Insured on whom NELICO would have issued a single life policy on the Policy Date of this Policy. The new policy will be issued on a plan of single life variable life insurance agreed to and issued by NELICO on the Policy Date of the new policy, if the issue age on the new policy is age 75 or younger; and on a single life Ordinary Life plan with a level face amount issued by NELICO or MetLife on the Policy Date of the new policy, if the issue age on the new policy is greater than 75. The new policy will be issued: with a Face Amount equal to the Face Amount of this Policy plus the amount of any single life term rider for the Eligible Insured under this
Policy: based on the underwriting class to which the Eligible Insured was assigned by NELICO on the Policy Date of this Policy; with a Policy Date equal to the date of the suicidal death; and premiums must be paid from the policy date. The single life variable life insurance policy can be exchanged for an ordinary life policy, if desired, using any exchange provision of the new policy.

  If an Eligible Insured dies within the 60 day period and before submitting an application, the death benefit will be paid as if the new policy had been issued and if the new policy is a variable life policy, assuming all premiums for the new policy were allocated to the Money Market Sub-Account and the death benefit option in effect would result in the smallest amount of death proceeds.

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. It describes what NELICO believes is the Federal income tax treatment of the Policies in the most commonly occurring circumstances and does not reflect the effect of Federal income taxes in all situations. In addition, there is no guarantee that the Federal income tax laws and regulations or interpretation of them will not change. Therefore, NELICO recommends that you consult your own tax advisor for more complete information and advice.

  DEFINITION OF LIFE INSURANCE. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code") defines a life insurance contract for Federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus create some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, NELICO believes that it is reasonable to conclude that the Policy qualifies as a life insurance contract for federal tax purposes, so that:

  -- the death benefit should be fully excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

  -- the Policy Owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until they are distributed from the Policy.

  If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract. NELICO thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

  TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS. Federal tax law establishes a class of life insurance policies referred to as modified endowment contracts. In almost all cases, this Policy will be a modified endowment contract. (See, however, the discussion below on a Policy issued in exchange for another life insurance policy.) A life insurance contract will generally be classified as a modified endowment contract if it fails to meet the "7-pay" test set forth in the Code. A contract generally fails to meet the 7-pay test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums which would have been paid on or before such time if the contract provided for paid up future benefits after the payment of seven level annual premiums. Except as specifically noted, the remainder of this discussion assumes that this Policy will be a modified endowment contract. Loans and partial withdrawals from, as well as collateral assignments of, modified endowment contracts will be treated as distributions to the Policy Owner. All pre-death distributions (including loans, partial surrenders and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy immediately before the distribution.

  The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless such amounts are distributed on or after the date when the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

  Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, NELICO believes that any Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A Policy Owner may, of course, choose not to exercise the right to make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

  If a Policy that was not a modified endowment contract at issue subsequently becomes a modified endowment contract, distributions made during the Policy year in which it becomes a modified endowment contract, distributions in any subsequent Policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. In addition, regulations or other interpretations may be issued which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

  TAXATION OF ACCELERATED BENEFITS RIDER. NELICO believes that payments received under any accelerated benefits rider it makes available will qualify as an accelerated death benefit under the Internal Revenue Code. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) Payments under any accelerated benefits rider may also be treated as distributions that are subject to taxation. See "Tax Treatment of Loans and Other Distributions."

  SPECIAL TREATMENT OF LOANS ON THE POLICY. If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

  AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS. In the case of a pre-death distribution (including a loan, partial surrender, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if NELICO or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those policies, the income on the policy for all those policies will be aggregated and attributed to that distribution.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy Owner or beneficiary.

  The Policy may continue after the insured(s) attain age 100. The tax consequences associated with continuing a Policy beyond age 100 are unclear. A tax advisor should be consulted on this issue.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, you may be subjected to immediate taxation on the incremental increases in cash value of the Policy plus the cost of insurance protection for the year. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and NELICO believes it complies fully with such requirements.

  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of additional guidance prescribing the circumstances in which an owner's control of the investments of a separate account may cause a Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. If a Policy Owner is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Owner's gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, NELICO does not know what standards will be set forth in the additional guidance which the Treasury has reserved the right to issue. NELICO therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Separate Account.

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences of ownership or receipt of proceeds under the Policy could differ from the principles stated herein. However, if ownership of such Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the rules described above relating to Federal tax treatment, including the rules regarding modified endowment contracts. Policies owned by the trustee under the plans described above may be subject to restrictions under ERISA. You should consult a qualified tax advisor regarding any applicable requirements of ERISA.

  If the Policy is purchased as part of a pension or profit-sharing plan qualified under Section 401 of the Code, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will not be subject to Federal income tax. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his cash value or was an owner-employee under the plan.

  There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. Distributions or withdrawals from a pension or profit-sharing plan prior to age 59 1/2 may be subject to a 10% penalty tax on the amount included in income. You should consult a qualified tax advisor regarding these rules.

  The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.

  NELICO believes that Policies subject to the provisions of the Puerto Rican tax law will generally receive similar tax treatment, with certain modifications, as that described above for Policies subject to the Internal Revenue Code. For taxable years commencing after July 1, 1995, amounts in the nature of accelerated death benefits are excluded from gross income. The individual must be certified by a physician as terminally ill and prior approval of the Secretary of the Treasury must be obtained. You should note that Policies governed by the Puerto Rican tax law are not currently subject to the above described rules regarding modified endowment contracts. If such a Policy becomes subject to the Internal Revenue Code, however, the rules regarding modified endowment contracts will apply, and they may apply retroactively. You should consult your tax advisor if a Policy governed by the Puerto Rican tax law subsequently becomes subject to the Internal Revenue Code.

  POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.

CHARGE FOR NELICO'S INCOME TAXES

  Under current Federal income tax law no tax is imposed on NELICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for NELICO's Federal income taxes. NELICO reserves its rights to charge the Variable Account for company Federal income taxes in the future.

  Under current laws NELICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NELICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

                                MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                           DIRECTORS OF NELICO

     NAME AND PRINCIPAL                 PRINCIPAL BUSINESS EXPERIENCE
      BUSINESS ADDRESS                    DURING THE PAST FIVE YEARS
     ------------------                 -----------------------------
 James M. Benson........... President and Chief Executive Officer of NELICO since
                             1998; formerly, President and Chief Operating
                             Officer 1997-1998 of NELICO; President and CEO 1996-
                             1997 of Equitable Life Assurance Society and COO of
                             Equitable Companies, Inc.; Senior Vice President
                             1993-1996 of Equitable Life Assurance Society.
 Susan C. Crampton......... Director of NELICO since 1996 and serves as Principal
  127 Tarbox Road            of The Vermont Partnership, a business consulting
  Jericho, VT 05465          firm located in Jericho, Vermont since 1989;
                             formerly, Director 1989-1996 of New England Mutual.
 Edward A. Fox............. Director of NELICO since 1996 and Chairman of the
  RR Box 67-15               Board of SLM Holdings since 1997; formerly, Director
  Harborside, ME 04642       1994-1996 of New England Mutual and Dean 1990-1994
                             of The Amos Tuck School of Business Administration
                             at Dartmouth College.
 George J. Goodman......... Director of NELICO since 1996 and author, television
  Adam Smith's Money World   journalist, and editor.
  50th Floor, Craig Drill
  Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153
 Dr. Evelyn E. Handler..... Director of NELICO since 1996; formerly Director
  74 Tater Street            1987-1996 of New England Mutual and Executive
  Mont Vernon, NH 03057      Director and Chief Executive Officer 1994-1997 of
                             the California Academy of Sciences and Research
                             Fellow and an Associate 1991-1994 of the Graduate
                             School of Education at Harvard University and a
                             Senior Fellow at The Carnegie Foundation for the
                             Advancement of Teaching.
 Philip K. Howard, Esq..... Director of NELICO since 1996 and Partner of the law
  Howard, Darby & Levin      firm of Howard, Darby & Levin in New York City.
  1330 Avenue of the
  Americas
  New York, NY 10019
 Harry P. Kamen............ Director of NELICO since 1996 and Chairman of
  Metropolitan Life          Metropolitan Life Insurance Company since 1998;
  One Madison Avenue         formerly, Chairman and Chief Executive Officer 1997-
  New York, NY 10010         1998; Chairman, President, and Chief Executive
                             Officer 1995-1997 and Chairman and CEO 1993-1995 of
                             Metropolitan Life.
 Terence Lennon............ Director of NELICO since 1996 and Senior Vice
  Metropolitan Life          President of Metropolitan Life Insurance Company
  One Madison Avenue         since 1994; formerly, Assistant Deputy
  New York, NY 10010         Superintendent and Chief Examiner 1984-1994 of the
                             New York Insurance Department.
 Bernard A. Leventhal...... Director of NELICO since 1996; formerly, Vice
  Burlington Industries      Chairman of the Board of Directors 1995-1998 of
  1345 Avenue of the         Burlington Industries, Inc.; President since 1978
  Americas                   and Corporate Group Vice President since 1985 and
  New York, NY 10105         Director since 1990 of Burlington Menswear Division.

     NAME AND PRINCIPAL                 PRINCIPAL BUSINESS EXPERIENCE
      BUSINESS ADDRESS                    DURING THE PAST FIVE YEARS
     ------------------                 -----------------------------
 Thomas J. May............. Director of NELICO since 1996 and Chairman, President
  Boston Edison Company      and Chief Executive Officer of Boston Edison Company
  800 Boylston Street        since 1994; formerly, Director 1994-1996 of New
  Boston, MA 02199           England Mutual; President and Chief Operating
                             Officer 1993-1994 of Boston Edison Co.
 Stewart G. Nagler......... Director of NELICO since 1996 and Senior Executive
  Metropolitan Life          Vice President and Chief Financial Officer of
  One Madison Avenue         Metropolitan Life Insurance Company since 1986.
  New York, NY 10010
 Rand N. Stowell........... Director of NELICO since 1996 and President of United
  United Timber Corp.        Timber Corp. of Dixfield, Maine; formerly, Director
  P.O. Box 650               1990-1996 of New England Mutual.
  Pine Street
  Dixfield, ME 04224
 Alexander B. Trowbridge... Director of NELICO since 1996 and President of
  Trowbridge Partners Inc.   Trowbridge Partners, Inc. in Washington, DC;
  1317 F Street, NW,         formerly, Director 1983-1996 of New England Mutual.
  Suite 500
  Washington, D.C. 20004

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                        PRINCIPAL BUSINESS EXPERIENCE
            NAME                          DURING THE PAST FIVE YEARS
            ----                        -----------------------------
 James M. Benson........... See Directors above
 David W. Allen............ Senior Vice President of NELICO since 1996; formerly,
                             Senior Vice President 1994-1996 and Vice President
                             1990-1994 of New England Mutual.
 Thom A. Faria............. President, Career Agency System (a business unit of
                             NELICO) since 1996; formerly, Executive Vice
                             President in 1996, Senior Vice President 1993-1996
                             of New England Mutual.
 Anne M. Goggin............ Senior Vice President and Associate General Counsel
                             of NELICO since 1997; formerly, Vice President and
                             Counsel of NELICO in 1996, Vice President and
                             Counsel 1994-1996 and Second Vice President and
                             Counsel 1988-1994 of New England Mutual.
 Daniel D. Jordan.......... Second Vice President, Counsel and Secretary since
                             1996; formerly, Counsel and Assistant Secretary
                             1990-1996 of New England Mutual.
 Richard D. Keidan......... Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1994-1996 of Metropolitan Life (Chief
                             Marketing Officer of MetLife Brokerage) and Regional
                             Sales and Marketing Manager 1989-1994 of Phoenix
                             Home Life.
 Alan C. Leland, Jr........ Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1984-1996 of New England Mutual.
 Bruce C. Long............. President, New England Annuities (a business unit of
                             NELICO) since 1996; formerly, President 1994-1996
                             New England Annuities (a business unit of New
                             England Mutual) and Senior Vice President in 1994 of
                             New England Annuities; Vice President 1992-1994 of
                             Keyport Life Insurance.
 George J. Maloof.......... Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1991-1996 of New England Mutual.
 Thomas W. McConnell....... Senior Vice President of NELICO since 1996 and
                             Director, Chief Executive Officer and President of
                             New England Securities Corporation since 1993;
                             formerly, National Sales Manager 1993 of Alliance
                             Fund Distributors; National Sales Manager 1992-1993
                             of Equitable Capital Securities.

                                        PRINCIPAL BUSINESS EXPERIENCE
            NAME                          DURING THE PAST FIVE YEARS
            ----                        -----------------------------
 Thomas W. Moore........... Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1990-1996 of New England Mutual.
 Robert W. Powell.......... President, Life Brokerage (a business unit of NELICO)
                             since 1996; formerly, Officer-In-Charge 1994-1996 of
                             MetLife Brokerage (a subsidiary of Metropolitan Life
                             Insurance Company) and Marketing Vice President
                             1988-1994 of MetLife.
 Richard A. Robinson....... Second Vice President and chief accounting officer of
                             NELICO since 1998; formerly, Second Vice President
                             1997-1998 of NELICO; Manager of Life Insurance
                             Accounting 1994-1997 and Chief Accountant 1992-1994
                             of Liberty Life Assurance Company.
 Robert E. Schneider....... Executive Vice President and Chief Financial Officer
                             of NELICO since 1996; formerly, Director, Executive
                             Vice President and Chief Financial Officer 1993-1996
                             and Executive Vice President and Chief Financial
                             Officer 1990-1993 of New England Mutual.
 John G. Small, Jr......... President, New England Services (a business unit of
                             NELICO) since 1997; formerly, Senior Vice President
                             1996-1997 of NELICO and Senior Vice President 1990-
                             1996 of New England Mutual.
 Ellen D. Sullivan......... Senior Vice President and Associate General Counsel
                             of NELICO since 1997; formerly, Vice President and
                             Counsel in 1996 of NELICO; Vice President and
                             Counsel 1994-1996 and Second Vice President and
                             Counsel 1985-1994 of New England Mutual.
 H. James Wilson........... Executive Vice President and General Counsel of
                             NELICO since 1996; formerly, Executive Vice
                             President and General Counsel 1993-1996, Senior Vice
                             President and General Counsel 1992-1993 of New
                             England Mutual.
 John W. Wright............ President, New England Employee Benefits Group (a
                             business unit of NELICO) since 1996; formerly,
                             President 1993-1996 New England Employee Benefits
                             Group (a business unit of New England Mutual),
                             Senior Vice President 1989-1993 of New England
                             Employee Benefits Group of New England Mutual.
 Frederick K. Zimmermann... Executive Vice President and Chief Investment Officer
                             of NELICO since 1996; formerly, Executive Vice
                             President and Chief Investment Officer 1993-1996 and
                             Senior Vice President--Investments 1989-1993 of New
                             England Mutual.

  The principal business address for each of the directors and officers is the same as NELICO's except where indicated otherwise.

  Like all financial services providers, NELICO utilizes systems that may be affected by Year 2000 transition issues and it relies on a number of third parties, including banks, custodians, and investment managers, that also may be affected. NELICO and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on NELICO. However, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. NELICO currently anticipates that its systems will be Year 2000 compliant on or about December 31, 1998, with systems testing and compliance verification to follow. There can, however, be no assurance that the other service providers have anticipated every step necessary to avoid any adverse effect on the Variable Account attributable to Year 2000 transition.

                                 VOTING RIGHTS

  NELICO is the legal owner of the Eligible Fund shares held in the Variable Account and has the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by applicable Federal securities law, NELICO will give you, as Policy Owner, the right to instruct NELICO how to vote the shares that are attributable to your Policy.

  The Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies will be determined as of the record date for the meeting. All Eligible Fund shares held in any Sub-Account of the Variable Account, or in any other registered (or to the extent voting privileges are granted by the issuing insurance company, unregistered) separate account of NELICO or an affiliate, and for which timely instructions are not received, will be voted in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that Sub-Account for all policies for which voting instructions are received. No voting privileges apply with respect to cash value removed from the Variable Account as a result of a Policy loan. All Zenith Fund shares held by the general account (or any unregistered separate account for which voting privileges were not extended) of NELICO or its affiliates will be voted in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

  The SEC requires the Eligible Funds' Board of Trustees to monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any of the Eligible Funds, or differences in voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Board of Trustees will have an obligation to determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If NELICO believes any Eligible Fund action is insufficient, NELICO will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that NELICO may be unable to remedy.

  If required by state insurance authorities, NELICO may disregard voting instructions if they would require that shares be voted to cause a change in the investment objectives of the portfolios of the Eligible Funds or to approve or disapprove an investment advisory or underwriting contract for a portfolio. In addition, NELICO may disregard voting instructions in favor of changes, initiated by a Policy Owner or an Eligible Fund's Board of Trustees, in the investment policy, investment adviser or principal underwriter of the Eligible Fund portfolio if NELICO (i) reasonably disapproves of the changes and (ii) in the case of a change in investment policy or investment adviser, makes a good faith determination that the proposed change is contrary to state law or is prohibited by state regulatory authorities or that the change would be inconsistent with a Sub-Account's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of NELICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the Sub-Account. If NELICO does disregard voting instructions, a summary of that action and the reasons for it will be included in the next semiannual report to Policy Owners.

                           RIGHTS RESERVED BY NELICO

  NELICO and its affiliates may change the voting procedures described above, and may vote Eligible Fund shares in their own right without instructions from Policy Owners, if the applicable Federal securities laws or regulations or interpretations of them change. NELICO also reserves the right: (1) to create new investment accounts; (2) to combine any two or more separate investment accounts, including the Variable Account; (3) to invest some or all of the assets of the Variable Account other than in the Zenith Fund; (4) to invest some or all of the assets of the Variable Account in any other investment company chosen by NELICO; (5) to remove a portfolio in which the Sub-Account is invested or to substitute a different portfolio; (6) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and (7) to deregister the Variable Account under the Investment Company Act of 1940 if registration is no longer required. NELICO will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. NELICO will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

  For Sub-Account transfers or premium reallocations, call the toll-free number 1-800-435-4117.

  To request a copy of the Statement of Additional Information for the New England Zenith Fund, call the toll-free number 1-800-356-5015.

  You may also call our Customer Service toll-free at 1-800-435-4117 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Dollar Cost Averaging, Asset Reallocation or Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other types of Policy changes, please contact your registered representative.

  NELICO plans to make available later in 1998 a toll-free number that will provide information about historical values of the Variable Account Sub-Accounts. The toll-free number will be 1-800-333-2501.

                                    REPORTS

  NELICO will send you a statement at least annually showing your Policy's death benefit, cash value and any outstanding Policy loan balance. NELICO will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

  NELICO may from time to time receive endorsements of the Policies from professional organizations. NELICO may refer to or use such endorsements in advertisements or sales material for the Policies. NELICO may also pay the professional organization making the endorsement for the use of its customer or mailing lists in order to distribute promotional materials regarding the Policies. An endorsement of the Policies by a third party is not necessarily indicative of the future performance or results which may be obtained by persons who purchase the Policies. From time to time, articles discussing the Variable Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. References to, reprints or portions of reprints of such articles or rankings may be used by NELICO as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

  Articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds regarding individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volume and asset levels, and other characteristics may appear in various publications. References to or reprints of such articles may be used in promotional literature for the Policies or the

Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style. The reference may allude to or include excerpts from articles appearing in the media.

  NELICO is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

  The advertising and sales literature for the Policies and the Variable Account may refer to historical, current and prospective economic trends.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland, Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") (formerly New England Variable Life Insurance Company) and the consolidated financial statements of NELICO and subsidiaries as of and for the years ended December 31, 1997 and 1996 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (whose reports express unqualified opinions and, with respect to NELICO, includes an explanatory paragraph referring to the change in the basis of accounting and the change in corporate organization), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The adjustments that were applied to restate the 1995 financial statements to reflect the effects of the changes for adoption of generally accepted accounting principles and the changes in corporate organization have also been audited by Deloitte & Touche LLP.

  The statutory statements of operations, surplus, and cash flows of New England Variable Life Insurance Company and New England Pension and Annuity Company for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports (which reports include adverse opinions as to generally accepted accounting principles and unqualified opinions as to statutory accounting practices prescribed or permitted by the Insurance Department of the State of Delaware) of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statutory statements of operations and surplus, and cash flows of Exeter Reassurance Company, Ltd. for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the report (which report includes an adverse opinion as to generally accepted accounting principles and an unqualified opinion as to conformity with

The Insurance Act 1978, amendments thereto and related regulations) of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The consolidated statements of operations, shareholder's equity, and cash flows of New England Securities Corporation for the year ended December 31, 1995 (not included herein); the statements of operations, changes in shareholder's equity, and cash flows of TNE Advisers, Inc. for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statements of earnings and retained earnings, of Newbury Insurance Company, Limited as of December 31, 1995, and the related and cash flows for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the report of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The statements of operations and changes in net assets of New England Variable Life Separate Account for the period ended December 31, 1995, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Rodney
J. Chandler, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A:

                       ILLUSTRATIONS OF DEATH BENEFITS,
             CASH VALUES, NET CASH VALUES AND ACCUMULATED PREMIUMS

  The tables in Appendix A illustrate the way the Policies operate. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on an initial premium of $50,000 and also show the initial death benefit based on that premium. The insureds are assumed to be in the standard nonsmoker underwriting class. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges and Expenses.") The issue ages represented in the illustrations are age 70 or less; if an issue age were over age 70, the death benefit, net cash value and cash value in the illustrations based on current Policy charges would be lower, all other things being equal, because the current cost of insurance charge under the Policy increases for issue ages over 70. These tables may assist in the comparison of death benefits, net cash values and cash values for the Policies with those under other variable life insurance policies that may be issued by NELICO or other companies.

  Death benefits, net cash values and cash values for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period, if the initial premium was paid in another amount, or additional payments were made. They would also be different depending on the allocation of cash value among the Variable Account's Sub-Accounts, if the actual gross rate of return for all Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Sub-Accounts. They would also differ if any Policy loan or partial surrender were made during the period of time illustrated, or if the insured were in another risk class.

  The death benefits, net cash values and cash values shown in the tables reflect a Monthly Deduction (consisting of an administrative charge, a charge for the cost of insurance, a mortality and expense risk charge, and, during the first ten Policy Years, a sales charge and state premium tax charge) from cash value on each Monthly Deduction Date. (Because an initial premium of $50,000 has been assumed for purposes of these illustrations, no Monthly Maintenance Charge is reflected in the illustrations. If an initial premium of less than $50,000 had been assumed, a $2.50 Monthly Maintenance Charge would apply.) The net cash values shown in the tables reflect the fact that a Surrender Charge (consisting of a deferred sales charge) is deducted from cash value upon surrender or lapse during the first nine Policy Years. (See "Charges and Expenses.") The illustrations are based on an average of the investment advisory fees and operating expenses incurred by the Eligible Funds, at an annual rate of .79% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between TNE Advisers and the Zenith Fund, under which TNE Advisers bears operating expenses of the Zenith Fund that exceed certain amounts. TNE Advisers could terminate the expense cap and expense deferral arrangements at any time. If TNE Advisers terminates these arrangements, the values illustrated on the following pages could be less. (See "Charges and Expenses.")

  Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -.79%, 5.17%, and 11.12%, respectively. (See "Net Investment Experience.")

  The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash values and cash values illustrated. (See "Charge for NELICO's Income Taxes.")

  The second column of each table shows the amount which would accumulate if the initial premium of $50,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the initial premium could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the initial premium could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually.

  NELICO will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, and underwriting classification. Where applicable, NELICO will also furnish upon request an illustration for a Policy which is not affected by the sex of the insured.

                             SINGLE INSURED POLICY

                               MALE ISSUE AGE 50

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                        $129,122 INITIAL DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                                                                                                INTERNAL RATE OF RETURN
          INITIAL         DEATH BENEFIT            NET CASH VALUE             CASH VALUE           ON NET CASH VALUE
          PREMIUM     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL
        ACCUMULATED       GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL            GROSS ANNUAL
END OF     AT 5%        RATE OF RETURN OF        RATE OF RETURN OF        RATE OF RETURN OF        RATE OF RETURN OF
POLICY   INTEREST   ------------------------- ------------------------ ------------------------ ---------------------------
 YEAR    PER YEAR     0%      6%       12%      0%     6%       12%      0%     6%       12%       0%       6%      12%
------  ----------- ------- ------- --------- ------ ------- --------- ------ ------- --------- --------  -------  --------
   1       52,500   121,586 128,890   136,182 44,452  47,363    50,269 48,452  51,363    54,269   (11.10)   (5.27)    .54
   2       55,125   114,221 128,356   143,291 42,952  48,763    54,902 46,952  52,763    58,902    (7.32)   (1.24)   4.79
   3       57,881   107,337 127,867   150,820 41,999  50,701    60,431 45,499  54,201    63,931    (5.65)     .47    6.52
   4       60,775   100,905 127,427   158,804 41,090  52,678    66,389 44,090  55,678    69,389    (4.79)    1.31    7.34
   5       63,814    94,897 127,039   167,278 40,225  54,696    72,812 42,725  57,196    75,312    (4.26)    1.81    7.81
   6       67,005    89,285 126,706   176,278 39,402  56,755    79,742 41,402  58,755    81,742    (3.89)    2.13    8.09
   7       70,355    84,040 126,427   185,842 38,621  58,856    87,221 40,121  60,356    88,721    (3.62)    2.36    8.27
   8       73,873    79,135 126,200   196,003 37,879  61,002    95,295 38,879  62,002    96,295    (3.41)    2.52    8.40
   9       77,566    74,548 126,027   206,808 37,175  63,191   104,016 37,675  63,691   104,516    (3.24)    2.64    8.48
  10       81,445    70,258 125,911   218,306 36,509  65,428   113,439 36,509  65,428   113,439    (3.10)    2.73    8.54
  15      103,946    55,083 132,148   301,694 32,634  78,293   178,743 32,634  78,293   178,743    (2.80)    3.03    8.86
  20      132,665    50,000 140,817   423,313 29,171  93,688   281,638 29,171  93,688   281,638    (2.66)    3.19    9.03
  25      169,318    50,000 152,615   604,095 26,076 112,111   443,768 26,076 112,111   443,768    (2.57)    3.28    9.13
  30      216,097    50,000 168,702   879,288 23,309 134,156   699,230 23,309 134,156   699,230    (2.51)    3.34    9.19
  35      275,801    50,000 189,513 1,300,621 20,835 160,536 1,101,752 20,835 160,536 1,101,752    (2.47)    3.39    9.24
        INTERNAL RATE OF RETURN
           ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL
             GROSS ANNUAL
END OF     RATE OF RETURN OF
POLICY  -----------------------
 YEAR     0%      6%      12%
------  ------- ------- -------
   1     143.17  157.78  172.36
   2      51.14   60.22   69.29
   3      29.00   36.75   44.49
   4      19.19   26.35   33.50
   5      13.67   20.50   27.32
   6      10.15   16.76   23.37
   7       7.70   14.17   20.63
   8       5.91   12.27   18.62
   9       4.54   10.82   17.09
  10       3.46    9.68   15.88
  15        .65    6.69   12.73
  20          0    5.31   11.27
  25          0    4.56   10.48
  30          0    4.14   10.03
  35          0    3.88    9.76

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             SINGLE INSURED POLICY

                               MALE ISSUE AGE 50

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                        $129,122 INITIAL DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

          INITIAL        DEATH BENEFIT         NET CASH VALUE          CASH VALUE          INTERNAL RATE OF RETURN
          PREMIUM    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL          GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF     RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- --------------------- --------------------- --------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%     12%     0%     6%     12%       0%         6%        12%
------  ----------- ------- ------- ------- ------ ------ ------- ------ ------ ------- ----------  ---------  ---------
   1       52,500   121,167 128,451 135,723 44,285 47,188  50,086 48,285 51,188  54,086     (11.43)     (5.62)      .17
   2       55,125   113,401 127,445 142,284 42,615 48,388  54,488 46,615 52,388  58,488      (7.68)     (1.62)     4.39
   3       57,881   106,133 126,448 149,163 41,488 50,099  59,728 44,988 53,599  63,228      (6.03)       .07      6.11
   4       60,775    99,329 125,457 156,373 40,401 51,818  65,326 43,401 54,818  68,326      (5.19)       .90      6.91
   5       63,814    92,962 124,474 163,933 39,354 53,541  71,306 41,854 56,041  73,806      (4.68)      1.38      7.36
   6       67,005    87,002 123,498 171,857 38,344 55,268  77,692 40,344 57,268  79,692      (4.33)      1.68      7.62
   7       70,355    81,425 122,530 180,165 37,372 56,996  84,511 38,872 58,496  86,011      (4.07)      1.89      7.79
   8       73,873    76,204 121,570 188,875 36,439 58,727  91,793 37,439 59,727  92,793      (3.88)      2.03      7.89
   9       77,566    71,318 120,617 198,007 35,543 60,457  99,568 36,043 60,957 100,068      (3.72)      2.13      7.95
  10       81,445    66,746 119,671 207,579 34,683 62,185 107,865 34,683 62,185 107,865      (3.59)      2.20      7.99
  15      103,946    50,000 118,856 271,548 29,328 70,418 160,882 29,328 70,418 160,882      (3.49)      2.31      8.10
  20      132,665    50,000 118,044 355,247 23,335 78,537 236,353 23,335 78,537 236,353      (3.74)      2.28      8.08
  25      169,318    50,000 117,226 464,738 14,101 86,114 341,396 14,101 86,114 341,396      (4.94)      2.20      7.99
  30      216,097    50,000 116,417 608,041      0 92,577 483,528      0 92,577 483,528        --        2.07      7.86
  35      275,801    50,000 115,608 795,556      0 97,931 673,912      0 97,931 673,912        --        1.94      7.71
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  -----------------------------
 YEAR      0%        6%        12%
------  --------- --------- ---------
   1       142.33    156.90    171.45
   2        50.60     59.65     68.69
   3        28.52     36.24     43.96
   4        18.72     25.86     32.98
   5        13.21     20.01     26.81
   6         9.67     16.26     22.85
   7         7.21     13.66     20.10
   8         5.41     11.75     18.07
   9         4.02     10.28     16.52
  10         2.93      9.12     15.30
  15            0      5.94     11.94
  20            0      4.39     10.30
  25            0      3.47      9.33
  30            0      2.86      8.68
  35            0      2.42      8.23

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             SINGLE INSURED POLICY

                              FEMALE ISSUE AGE 50

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                        $145,611 INITIAL DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

          INITIAL         DEATH BENEFIT            NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
          PREMIUM     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED       GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF        RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ------------------------- ------------------------ ------------------------  ---------------------------
 YEAR    PER YEAR     0%      6%       12%      0%     6%       12%      0%     6%       12%        0%         6%        12%
------  ----------- ------- ------- --------- ------ ------- --------- ------ ------- --------- ----------  ---------  ---------
   1       52,500   137,136 145,375   153,599 44,452  47,363    50,269 48,452  51,363    54,269     (11.10)     (5.27)      .54
   2       55,125   128,844 144,789   161,636 42,952  48,763    54,902 46,952  52,763    58,902      (7.32)     (1.24)     4.79
   3       57,881   121,083 144,242   170,135 41,999  50,701    60,431 45,499  54,201    63,931      (5.65)       .47      6.52
   4       60,775   113,820 143,735   179,129 41,090  52,678    66,389 44,090  55,678    69,389      (4.79)      1.31      7.34
   5       63,814   107,018 143,265   188,643 40,225  54,696    72,812 42,725  57,196    75,312      (4.26)      1.81      7.81
   6       67,005   100,646 142,829   198,709 39,402  56,755    79,742 41,402  58,755    81,742      (3.89)      2.13      8.09
   7       70,355    94,671 142,420   209,351 38,621  58,856    87,221 40,121  60,356    88,721      (3.62)      2.36      8.27
   8       73,873    89,062 142,031   220,590 37,879  61,002    95,295 38,879  62,002    96,295      (3.41)      2.52      8.40
   9       77,566    83,791 141,653   232,450 37,175  63,191   104,016 37,675  63,691   104,516      (3.24)      2.64      8.48
  10       81,445    78,840 141,290   244,972 36,509  65,428   113,439 36,509  65,428   113,439      (3.10)      2.73      8.54
  15      103,946    61,083 146,543   334,558 32,634  78,293   178,743 32,634  78,293   178,743      (2.80)      3.03      8.86
  20      132,665    50,000 153,627   461,823 29,171  93,688   281,638 29,171  93,688   281,638      (2.66)      3.19      9.03
  25      169,318    50,000 162,889   644,764 26,076 112,111   443,768 26,076 112,111   443,768      (2.57)      3.28      9.13
  30      216,097    50,000 176,118   917,943 23,309 134,156   699,230 23,309 134,156   699,230      (2.51)      3.34      9.19
  35      275,801    50,000 194,153 1,332,469 20,835 160,536 1,101,752 20,835 160,536 1,101,752      (2.47)      3.39      9.24
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  -----------------------------
 YEAR      0%        6%        12%
------  --------- --------- ---------
   1       174.27    190.75    207.20
   2        60.53     70.17     79.80
   3        34.29     42.36     50.41
   4        22.83     30.21     37.58
   5        16.44     23.43     30.42
   6        12.37     19.12     25.86
   7         9.55     16.13     22.70
   8         7.48     13.94     20.39
   9         5.90     12.27     18.62
  10         4.66     10.95     17.22
  15         1.34      7.43     13.51
  20            0      5.77     11.76
  25            0      4.84     10.77
  30            0      4.29     10.19
  35            0      3.95      9.83

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             SINGLE INSURED POLICY

                              FEMALE ISSUE AGE 50

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                        $145,611 INITIAL DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

          INITIAL        DEATH BENEFIT          NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
          PREMIUM    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- ---------------------- ----------------------  ---------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%      12%     0%     6%      12%       0%         6%        12%
------  ----------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ----------  ---------  ---------
   1       52,500   136,637 144,851 153,052 44,276  47,178  50,075 48,276  51,178  54,075     (11.45)     (5.64)      .15
   2       55,125   127,881 143,719 160,453 42,601  48,373  54,471 46,601  52,373  58,471      (7.69)     (1.64)     4.38
   3       57,881   119,685 142,594 168,211 41,473  50,082  59,708 44,973  53,582  63,208      (6.04)       .05      6.09
   4       60,775   112,014 141,479 176,344 40,391  51,804  65,310 43,391  54,804  68,310      (5.20)       .89      6.91
   5       63,814   104,835 140,372 184,870 39,354  53,541  71,306 41,854  56,041  73,806      (4.68)      1.38      7.36
   6       67,005    98,116 139,274 193,810 38,362  55,293  77,727 40,362  57,293  79,727      (4.32)      1.69      7.63
   7       70,355    91,828 138,185 203,183 37,416  57,062  84,607 38,916  58,562  86,107      (4.06)      1.91      7.80
   8       73,873    85,943 137,106 213,010 36,517  58,852  91,986 37,517  59,852  92,986      (3.85)      2.06      7.92
   9       77,566    80,436 136,035 223,313 35,666  60,665  99,908 36,166  61,165 100,408      (3.68)      2.17      7.99
  10       81,445    75,281 134,972 234,114 34,861  62,502 108,412 34,861  62,502 108,412      (3.54)      2.26      8.05
  15      103,946    55,842 134,064 306,271 29,835  71,626 163,630 29,835  71,626 163,630      (3.38)      2.43      8.22
  20      132,665    50,000 133,162 400,682 24,988  81,207 244,352 24,988  81,207 244,352      (3.41)      2.45      8.26
  25      169,318    50,000 132,250 524,165 18,712  91,023 360,764 18,712  91,023 360,764      (3.86)      2.43      8.23
  30      216,097    50,000 131,336 685,718  7,862 100,043 522,336  7,862 100,043 522,336      (5.98)      2.34      8.13
  35      275,801    50,000 130,418 897,078      0 107,836 741,748      0 107,836 741,748        --        2.22      8.01
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  -----------------------------
 YEAR      0%        6%        12%
------  --------- --------- ---------
   1       173.27    189.70    206.10
   2        59.93     69.54     79.14
   3        33.77     41.81     49.84
   4        22.34     29.70     37.04
   5        15.96     22.93     29.89
   6        11.89     18.62     25.33
   7         9.07     15.63     22.18
   8         7.01     13.44     19.86
   9         5.42     11.76     18.09
  10         4.18     10.44     16.69
  15          .74      6.80     12.84
  20            0      5.02     10.97
  25            0      3.97      9.86
  30            0      3.27      9.12
  35            0      2.78      8.60

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             SINGLE INSURED POLICY

                               MALE ISSUE AGE 70

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                         $75,013 INITIAL DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

          INITIAL       DEATH BENEFIT          NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
          PREMIUM   ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%      RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ---------------------- ---------------------- ---------------------- --------------------------------
 YEAR    PER YEAR     0%     6%      12%     0%     6%      12%     0%     6%      12%       0%         6%        12%
------  ----------- ------ ------- ------- ------ ------- ------- ------ ------- ------- ----------  ---------  ---------
   1       52,500   71,284  75,567  79,842 44,452  47,363  50,269 48,452  51,363  54,269     (11.10)     (5.27)      .54
   2       55,125   67,664  76,038  84,885 42,952  48,763  54,902 46,952  52,763  58,902      (7.32)     (1.24)     4.79
   3       57,881   64,278  76,573  90,318 41,999  50,701  60,431 45,499  54,201  63,931      (5.65)       .47      6.52
   4       60,775   61,116  77,179  96,184 41,090  52,678  66,389 44,090  55,678  69,389      (4.79)      1.31      7.34
   5       63,814   58,161  77,860 102,522 40,225  54,696  72,812 42,725  57,196  75,312      (4.26)      1.81      7.81
   6       67,005   55,396  78,614 109,371 39,402  56,755  79,742 41,402  58,755  81,742      (3.89)      2.13      8.09
   7       70,355   52,805  79,438 116,769 38,621  58,856  87,221 40,121  60,356  88,721      (3.62)      2.36      8.27
   8       73,873   50,369  80,325 124,754 37,879  61,002  95,295 38,879  62,002  96,295      (3.41)      2.52      8.40
   9       77,566   50,000  81,272 133,366 37,175  63,191 104,016 37,675  63,691 104,516      (3.24)      2.64      8.48
  10       81,445   50,000  82,276 142,651 36,509  65,428 113,439 36,509  65,428 113,439      (3.10)      2.73      8.54
  15      103,946   50,000  92,425 211,006 32,634  78,293 178,743 32,634  78,293 178,743      (2.80)      3.03      8.86
  20      132,665   50,000 105,513 317,184 29,171  93,688 281,638 29,171  93,688 281,638      (2.66)      3.19      9.03
  25      169,318   50,000 120,171 475,675 26,076 112,111 443,768 26,076 112,111 443,768      (2.57)      3.28      9.13
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  -----------------------------
 YEAR      0%        6%        12%
------  --------- --------- ---------
   1        42.57     51.13     59.68
   2        16.33     23.32     30.30
   3         8.73     15.27     21.79
   4         5.15     11.46     17.77
   5         3.07      9.26     15.44
   6         1.72      7.83     13.93
   7          .78      6.84     12.88
   8          .09      6.10     12.11
   9            0      5.55     11.52
  10            0      5.11     11.05
  15            0      4.18     10.07
  20            0      3.80      9.68
  25            0      3.57      9.43

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             SINGLE INSURED POLICY

                               MALE ISSUE AGE 70

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                         $75,013 INITIAL DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

          INITIAL       DEATH BENEFIT        NET CASH VALUE          CASH VALUE          INTERNAL RATE OF RETURN
          PREMIUM   ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED     GROSS ANNUAL          GROSS ANNUAL          GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%      RATE OF RETURN OF     RATE OF RETURN OF     RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   --------------------- --------------------- --------------------- --------------------------------
 YEAR    PER YEAR     0%     6%     12%     0%     6%     12%     0%     6%     12%       0%         6%        12%
------  ----------- ------ ------ ------- ------ ------ ------- ------ ------ ------- ----------  ---------  ---------
   1       52,500   70,329 74,561  78,786 43,803 46,679  49,551 47,803 50,679  53,551     (12.39)     (6.64)     (.90)
   2       55,125   65,816 73,974  82,595 41,670 47,331  53,313 45,670 51,331  57,313      (8.71)     (2.71)     3.26
   3       57,881   61,591 73,391  86,588 40,096 48,449  57,790 43,596 51,949  61,290      (7.09)     (1.04)     4.94
   4       60,775   57,637 72,812  90,773 38,580 49,528  62,485 41,580 52,528  65,485      (6.28)      (.24)     5.73
   5       63,814   53,936 72,238  95,162 37,121 50,566  67,406 39,621 53,066  69,906      (5.78)       .23      6.16
   6       67,005   50,473 71,668  99,762 35,722 51,564  72,561 37,722 53,564  74,561      (5.45)       .51      6.40
   7       70,355   50,000 71,103 104,587 34,303 52,524  77,964 35,803 54,024  79,464      (5.24)       .71      6.55
   8       73,873   50,000 70,543 109,645 32,689 53,451  83,633 33,689 54,451  84,633      (5.17)       .84      6.64
   9       77,566   50,000 69,988 114,949 30,828 54,349  89,584 31,328 54,849  90,084      (5.23)       .93      6.69
  10       81,445   50,000 69,438 120,511 28,654 55,218  95,833 28,654 55,218  95,833      (5.42)      1.00      6.72
  15      103,946   50,000 68,955 157,675  6,794 58,412 133,566  6,794 58,412 133,566     (12.46)      1.04      6.77
  20      132,665   50,000 68,480 206,328      0 60,805 183,205      0 60,805 183,205        --         .98      6.71
  25      169,318   50,000 68,041 270,122      0 63,477 252,003      0 63,477 252,003        --         .96      6.68
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  -----------------------------
 YEAR      0%        6%        12%
------  --------- --------- ---------
   1        40.66     49.12     57.57
   2        14.73     21.63     28.53
   3         7.20     13.65     20.09
   4         3.62      9.85     16.08
   5         1.53      7.64     13.74
   6          .16      6.18     12.20
   7            0      5.16     11.12
   8            0      4.40     10.31
   9            0      3.81      9.69
  10            0      3.34      9.20
  15            0      2.17      7.96
  20            0      1.58      7.34
  25            0      1.24      6.98

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             SINGLE INSURED POLICY

                              FEMALE ISSUE AGE 70

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                         $81,811 INITIAL DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

          INITIAL       DEATH BENEFIT          NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
          PREMIUM   ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%      RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ---------------------- ---------------------- ---------------------- --------------------------------
 YEAR    PER YEAR     0%     6%      12%     0%     6%      12%     0%     6%      12%       0%         6%        12%
------  ----------- ------ ------- ------- ------ ------- ------- ------ ------- ------- ----------  ---------  ---------
   1       52,500   77,454  82,107  86,752 44,452  47,363  50,269 48,452  51,363  54,269     (11.10)     (5.27)      .54
   2       55,125   73,205  82,265  91,837 42,952  48,763  54,902 46,952  52,763  58,902      (7.32)     (1.24)     4.79
   3       57,881   69,235  82,477  97,282 41,999  50,701  60,431 45,499  54,201  63,931      (5.65)       .47      6.52
   4       60,775   65,530  82,753 103,130 41,090  52,678  66,389 44,090  55,678  69,389      (4.79)      1.31      7.34
   5       63,814   62,077  83,102 109,424 40,225  54,696  72,812 42,725  57,196  75,312      (4.26)      1.81      7.81
   6       67,005   58,857  83,525 116,203 39,402  56,755  79,742 41,402  58,755  81,742      (3.89)      2.13      8.09
   7       70,355   55,850  84,019 123,504 38,621  58,856  87,221 40,121  60,356  88,721      (3.62)      2.36      8.27
   8       73,873   53,037  84,581 131,363 37,879  61,002  95,295 38,879  62,002  96,295      (3.41)      2.52      8.40
   9       77,566   50,401  85,205 139,820 37,175  63,191 104,016 37,675  63,691 104,516      (3.24)      2.64      8.48
  10       81,445   50,000  85,893 148,922 36,509  65,428 113,439 36,509  65,428 113,439      (3.10)      2.73      8.54
  15      103,946   50,000  94,688 216,173 32,634  78,293 178,743 32,634  78,293 178,743      (2.80)      3.03      8.86
  20      132,665   50,000 106,516 320,202 29,171  93,688 281,638 29,171  93,688 281,638      (2.66)      3.19      9.03
  25      169,318   50,000 120,327 476,291 26,076 112,111 443,768 26,076 112,111 443,768      (2.57)      3.28      9.13
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  -----------------------------
 YEAR      0%        6%        12%
------  --------- --------- ---------
   1        54.91     64.21     73.50
   2        21.00     28.27     35.53
   3        11.46     18.16     24.84
   4         7.00     13.42     19.84
   5         4.42     10.70     16.96
   6         2.76      8.93     15.09
   7         1.59      7.70     13.79
   8          .74      6.79     12.83
   9          .09      6.10     12.10
  10            0      5.56     11.53
  15            0      4.35     10.25
  20            0      3.85      9.73
  25            0      3.58      9.43

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             SINGLE INSURED POLICY

                              FEMALE ISSUE AGE 70

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                         $81,811 INITIAL DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

          INITIAL       DEATH BENEFIT                                      CASH VALUE          INTERNAL RATE OF RETURN
          PREMIUM   ASSUMING HYPOTHETICAL   NET CASH VALUE ASSUMING   ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED     GROSS ANNUAL       HYPOTHETICAL GROSS ANNUAL      GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%      RATE OF RETURN OF        RATE OF RETURN OF        RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   --------------------- --------------------------- --------------------- --------------------------------
 YEAR    PER YEAR     0%     6%     12%      0%       6%       12%      0%     6%     12%       0%         6%        12%
------  ----------- ------ ------ ------- -------- -------- --------- ------ ------ ------- ----------  ---------  ---------
   1       52,500   76,731 81,346  85,954   44,000   46,887    49,769 48,000 50,887  53,769     (12.00)     (6.23)     (.46)
   2       55,125   71,810 80,708  90,110   42,057   47,764    53,794 46,057 51,764  57,794      (8.29)     (2.26)     3.72
   3       57,881   67,203 80,073  94,466   40,663   49,121    58,580 44,163 52,621  62,080      (6.66)      (.59)     5.42
   4       60,775   62,890 79,443  99,032   39,314   50,451    63,631 42,314 53,451  66,631      (5.83)       .22      6.21
   5       63,814   58,854 78,817 103,818   38,007   51,747    68,954 40,507 54,247  71,454      (5.34)       .69      6.64
   6       67,005   55,077 78,196 108,835   36,743   53,006    74,560 38,743 55,006  76,560      (5.00)       .98      6.89
   7       70,355   51,541 77,580 114,096   35,526   54,230    80,463 37,026 55,730  81,963      (4.77)      1.17      7.03
   8       73,873   50,000 76,969 119,612   34,334   55,422    86,681 35,334 56,422  87,681      (4.59)      1.30      7.12
   9       77,566   50,000 76,363 125,396   33,026   56,582    93,235 33,526 57,082  93,735      (4.50)      1.38      7.17
  10       81,445   50,000 75,762 131,460   31,545   57,711   100,138 31,545 57,711 100,138      (4.50)      1.44      7.19
  15      103,946   50,000 75,233 171,980   17,389   62,206   142,202 17,389 62,206 142,202      (6.80)      1.47      7.22
  20      132,665   50,000 74,710 225,018        0   65,712   197,918      0 65,712 197,918        --        1.38      7.12
  25      169,318   50,000 74,219 294,532        0   69,151   274,420      0 69,151 274,420        --        1.31      7.05
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  -----------------------------
 YEAR      0%        6%        12%
------  --------- --------- ---------
   1        53.46     62.69     71.91
   2        19.84     27.05     34.25
   3        10.36     17.00     23.62
   4         5.90     12.27     18.63
   5         3.31      9.53     15.73
   6         1.62      7.74     13.84
   7          .43      6.48     12.51
   8            0      5.54     11.52
   9            0      4.82     10.76
  10            0      4.24     10.15
  15            0      2.76      8.58
  20            0      2.03      7.81
  25            0      1.59      7.35

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             LAST SURVIVOR POLICY

                               MALE ISSUE AGE 65

                              FEMALE ISSUE AGE 60

                             (JOINT EQUAL AGE 63)

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                        $114,909 INITIAL DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

          INITIAL         DEATH BENEFIT            NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
          PREMIUM     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED       GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF        RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ------------------------- ------------------------ ------------------------ --------------------------------
 YEAR    PER YEAR     0%      6%       12%      0%     6%       12%      0%     6%       12%        0%         6%        12%
------  ----------- ------- ------- --------- ------ ------- --------- ------ ------- --------- ----------  ---------  ---------
   1       52,500   107,901 114,384   120,855 44,658  47,581    50,499 48,658  51,581    54,499     (10.68)     (4.84)     1.00
   2       55,125   100,988 113,486   126,691 43,325  49,182    55,370 47,325  53,182    59,370      (6.91)      (.82)     5.23
   3       57,881    94,516 112,596   132,809 42,499  51,298    61,135 45,999  54,798    64,635      (5.27)       .86      6.93
   4       60,775    88,459 111,711   139,222 41,679  53,424    67,319 44,679  56,424    70,319      (4.45)      1.67      7.72
   5       63,814    82,822 110,877   145,999 40,883  55,578    73,975 43,383  58,078    76,475      (3.95)      2.14      8.15
   6       67,005    77,605 110,133   153,224 40,124  57,780    81,170 42,124  59,780    83,170      (3.60)      2.44      8.41
   7       70,355    72,775 109,483   160,937 39,402  60,033    88,952 40,902  61,533    90,452      (3.35)      2.65      8.58
   8       73,873    68,305 108,931   169,186 38,715  62,336    97,371 39,715  63,336    98,371      (3.15)      2.79      8.69
   9       77,566    64,170 108,485   178,026 38,062  64,693   106,483 38,562  65,193   106,983      (2.99)      2.90      8.76
  10       81,445    60,350 108,156   187,527 37,443  67,104   116,349 37,443  67,104   116,349      (2.85)      2.99      8.81
  15      103,946    50,000 113,563   259,270 33,806  81,106   185,170 33,806  81,106   185,170      (2.58)      3.28      9.12
  20      132,665    50,000 123,152   370,218 30,523  98,031   294,699 30,523  98,031   294,699      (2.44)      3.42      9.27
  25      169,318    50,000 137,951   546,062 27,558 118,486   469,015 27,558 118,486   469,015      (2.35)      3.51      9.37
  30      216,097    50,000 157,448   820,649 24,881 143,210   746,440 24,881 143,210   746,440      (2.30)      3.57      9.43
  35      275,801    50,000 178,645 1,226,063 22,464 173,094 1,187,963 22,464 173,094 1,187,963      (2.26)      3.61      9.47
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  -----------------------------
 YEAR      0%        6%        12%
------  --------- --------- ---------
   1       115.80    128.77    141.71
   2        42.12     50.66     59.18
   3        23.65     31.07     38.49
   4        15.33     22.26     29.18
   5        10.62     17.27     23.90
   6         7.60     14.07     20.52
   7         5.51     11.85     18.18
   8         3.98     10.22     16.46
   9         2.81      8.99     15.15
  10         1.90      8.02     14.13
  15            0      5.62     11.60
  20            0      4.61     10.53
  25            0      4.14     10.04
  30            0      3.90      9.78
  35            0      3.71      9.57

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             LAST SURVIVOR POLICY

                               MALE ISSUE AGE 65

                              FEMALE ISSUE AGE 60

                             (JOINT EQUAL AGE 63)

                $50,000 INITIAL PREMIUM FOR STANDARD NONSMOKER

                        $114,909 INITIAL DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

          INITIAL        DEATH BENEFIT         NET CASH VALUE          CASH VALUE          INTERNAL RATE OF RETURN
          PREMIUM    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL          GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF     RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- --------------------- --------------------- --------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%     12%     0%     6%     12%       0%         6%        12%
------  ----------- ------- ------- ------- ------ ------ ------- ------ ------ ------- ----------  ---------  ---------
   1       52,500   107,901 114,384 120,855 44,658 47,581  50,499 48,658 51,581  54,499     (10.68)     (4.84)     1.00
   2       55,125   100,988 113,486 126,691 43,325 49,182  55,370 47,325 53,182  59,370      (6.91)      (.82)     5.23
   3       57,881    94,516 112,596 132,809 42,499 51,298  61,135 45,999 54,798  64,635      (5.27)       .86      6.93
   4       60,775    88,459 111,711 139,222 41,679 53,424  67,319 44,679 56,424  70,319      (4.45)      1.67      7.72
   5       63,814    82,789 110,834 145,945 40,865 55,555  73,947 43,365 58,055  76,447      (3.95)      2.13      8.14
   6       67,005    77,482 109,962 152,992 40,057 57,688  81,044 42,057 59,688  83,044      (3.63)      2.41      8.38
   7       70,355    72,515 109,097 160,379 39,256 59,816  88,638 40,756 61,316  90,138      (3.40)      2.59      8.52
   8       73,873    67,865 108,239 168,123 38,459 61,934  96,753 39,459 62,934  97,753      (3.23)      2.71      8.60
   9       77,566    63,513 107,386 176,240 37,667 64,032 105,410 38,167 64,532 105,910      (3.10)      2.79      8.64
  10       81,445    59,439 106,539 184,749 36,878 66,101 114,625 36,878 66,101 114,625      (3.00)      2.83      8.65
  15      103,946    50,000 105,782 241,600 31,272 75,549 172,550 31,272 75,549 172,550      (3.08)      2.79      8.61
  20      132,665    50,000 105,027 315,984 21,836 83,603 251,527 21,836 83,603 251,527      (4.06)      2.60      8.41
  25      169,318    50,000 104,273 413,312      0 89,561 354,995      0 89,561 354,995        --        2.36      8.16
  30      216,097    50,000 103,561 540,854      0 94,196 491,946      0 94,196 491,946        --        2.13      7.92
  35      275,801    50,000 102,851 707,716      0 99,655 685,724      0 99,655 685,724        --        1.99      7.77
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  -----------------------------
 YEAR      0%        6%        12%
------  --------- --------- ---------
   1       115.80    128.77    141.71
   2        42.12     50.66     59.18
   3        23.65     31.07     38.49
   4        15.33     22.26     29.18
   5        10.61     17.26     23.89
   6         7.57     14.04     20.49
   7         5.45     11.79     18.12
   8         3.89     10.14     16.37
   9         2.69      8.86     15.03
  10         1.74      7.86     13.96
  15            0      5.12     11.07
  20            0      3.78      9.66
  25            0      2.98      8.82
  30            0      2.46      8.26
  35            0      2.08      7.87

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, WHETHER ADDITIONAL PAYMENTS ARE MADE, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN OR PARTIAL SURRENDER WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  The information contained in Appendix B gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not represent what may happen in the future.

  The Policies were not available until July, 1996. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Goldman Sachs Midcap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series of the Zenith Fund commenced operations on May 2, 1994. The remaining Zenith Fund Series commenced operations on October 31, 1994.

  The illustrations are based on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds). The illustrations assume that an initial premium of $50,000 was paid and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

SUB-ACCOUNT INVESTMENT EXPERIENCE

  The Policies are supported by the Variable Account, which invests in the Eligible Funds. The investment experience of the Sub-Account or Sub-Accounts you choose will affect the values and benefits of your Policy.

  Many factors in addition to investment experience will affect the actual values and benefits of your Policy. For instance, these investment experience figures do not reflect the charges deducted from additional Premiums and the Monthly Deductions from the cash value. (See "Charges and Expenses.")

NET RATES OF RETURN

  A Sub-Account's investment experience is expressed below as a net rate of return. The annual net rate is the effective earnings rate at which the Sub-Accounts increased or decreased over a one-year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the Sub-Accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the Sub-Accounts increased or decreased since the inception dates of the Sub-Accounts. For each Sub-Account, the rate is calculated by taking the difference between the Sub-Account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

               SUB-ACCOUNTS INVESTING IN NEW ENGLAND ZENITH FUND

                 8/26/83-
SUB-ACCOUNT      12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88
-----------      -------- -------- -------- -------- -------- --------
Bond Income.....  3.20%    12.61%   18.76%   14.83%    2.27%    8.37%
Money Market....  3.20     10.73     8.26     6.80     6.53     7.52
                                                     5/1/87-
SUB-ACCOUNT                                          12/31/87 12/31/88
-----------                                          -------- --------
Stock Index......................................... (12.20%)  16.34%
Managed.............................................  (0.66)    9.48
SUB-ACCOUNT
-----------
Growth and Income....................................................
Midcap Value**.......................................................
SUB-ACCOUNT
-----------
Small Cap............................................................
SUB-ACCOUNT
-----------
Equity Growth........................................................
Balanced.............................................................
Venture Value........................................................
International Magnum Equity*.........................................
U.S. Government......................................................
Strategic Bond Opportunities.........................................
                  ANNUAL NET RATE OF RETURN
                 --------------------------------------------------------------------------------- 8/26/83-  8/28/83-
                         FOR ONE YEAR ENDING                                                       12/31/97  12/31/97
                 ---------------------------------------------------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  RETURN    ANNUAL
-----------      -------- -------- -------- -------- -------- --------- -------- -------- -------- --------- ---------
Bond Income.....  12.30%   8.09%    17.96%   8.18%    12.61%   (3.36%)   21.20%    4.61%   10.89%   316.19%   10.45%
Money Market....   9.25    8.19      6.21    3.80      2.97     3.97      5.70     5.13     5.34    147.14     6.51
                                    ANNUAL NET RATE OF RETURN
                 ---------------------------------------------------------------------------------  5/1/87-   5/1/87-
                                           FOR ONE YEAR ENDING                                     12/31/97  12/31/97
                 ---------------------------------------------------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  RETURN    ANNUAL
-----------      -------- -------- -------- -------- -------- --------- -------- -------- -------- --------- ---------
Stock Index.....  30.15%   (4.14%)   30.43%   7.30%     9.72%    1.12%    36.92%   22.47%  32.50%   337.49%   14.89%
Managed.........  19.08     3.21     20.17    6.70     10.65    (1.11)    31.26    15.03   26.56    258.44    12.71
                                               ANNUAL NET RATE OF RETURN
                                     --------------------------------------------- 4/30/93-  4/30/93-
                                                      FOR ONE YEAR ENDING          12/31/97  12/31/97
                                     4/30/93- ------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                          12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  RETURN    ANNUAL
-----------                          -------- --------- -------- -------- -------- --------- ---------
Growth and Income..................   14.24%   (1.21%)   36.47%   18.10%   33.47%   142.77%   20.91%
Midcap Value**.....................   14.74     (.27)    30.35    17.61    17.32    105.81    16.71
                                                   ANNUAL NET RATE OF RETURN
                                              ------------------------------------  5/2/94-   5/2/94-
                                                           FOR ONE YEAR ENDING     12/31/97  12/31/97
                                               5/2/94-  --------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                                   12/31/94  12/31/95 12/31/96 12/31/97  RETURN    ANNUAL
-----------                                   --------- -------- -------- -------- --------- ---------
Small Cap...................................   (3.23%)   28.84%   30.68%   24.85%   103.44%   21.38%
                                                   ANNUAL NET RATE OF RETURN
                                              ------------------------------------ 10/31/94- 10/31/94-
                                                           FOR ONE YEAR ENDING     12/31/96  12/31/96
                                              10/31/94- --------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                                   12/31/94  12/31/95 12/31/96 12/31/97  RETURN    ANNUAL
-----------                                   --------- -------- -------- -------- --------- ---------
Equity Growth...............................   (4.20%)   48.69%   13.17%   25.63%   102.54%   24.96%
Balanced....................................    (.10)    24.79    16.91    16.18     69.33    18.09
Venture Value...............................   (3.50)    39.28    25.84    33.50    125.80    29.32
International Magnum Equity*................    2.60      6.23     6.67    (1.30)    14.76     4.44
U.S. Government.............................    0.60     15.02     3.31     8.47     29.67     8.55
Strategic Bond Opportunities................   (1.40)    19.38    14.36    11.07     49.52    13.54

-------

 * The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners until May 1, 1997, when Morgan Stanley Asset Management became the sub-adviser.

** The Goldman Sachs Midcap Value Series' sub-adviser was Loomis Sayles until
   May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998, the Series' investment advisory fee is .75%.

POLICY PERFORMANCE

  The material below assumes a Policy was issued with an initial premium of $50,000 paid on August 26, 1983, in the case of the Bond Income and Money Market Sub-Accounts (May 1, 1987, in the case of the Stock Index and Managed Sub-Accounts; April 30, 1993, in the case of the Growth and Income and Midcap Value Sub-Accounts; May 2, 1994, in the case of the Small Cap Sub-Account; October 31, 1994, in the case of the Balanced, International Magnum Equity, Equity Growth, Venture Value, U.S. Government and Strategic Bond Opportunities Sub-Accounts), to (1) a male age 50, (2) a female age 50, (3) a male age 70,
(4) a female age 70, and (5) a male age 65 and female age 60, each in the standard nonsmoker risk category. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular Sub-Account for the period shown. These illustrations of policy investment experience reflect all Policy charges (except for the $2.50 Monthly Maintenance Charge) based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                    MALE STANDARD NON SMOKER, ISSUE AGE 50
                            $50,000 INITIAL PREMIUM
                        $129,122 INITIAL DEATH BENEFIT

BOND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --            --
December 31, 1983.......  50,000     50,000   130,654   51,122   47,122    (15.66)%          --
December 31, 1984.......  50,000     50,000   139,494   56,311   52,311      3.41        114.08%
December 31, 1985.......  50,000     50,000   156,886   65,320   61,820      9.46         62.75
December 31, 1986.......  50,000     50,000   170,674   73,266   70,266     10.70         44.30
December 31, 1987.......  50,000     50,000   165,419   73,185   70,685      8.29         31.68
December 31, 1988.......  50,000     75,767   169,828   77,406   75,406      7.99         25.69
December 31, 1989.......  50,000     75,767   180,973   84,942   83,442      8.40         22.46
December 31, 1990.......  50,000     75,767   185,675   89,706   88,706      8.11         19.55
December 31, 1991.......  50,000     75,767   207,916  103,356  102,856      9.02         18.62
December 31, 1992.......  50,000     75,767   213,612  109,212  109,212      8.72         16.81
December 31, 1993.......  50,000    120,283   229,245  120,487  120,487      8.87         15.85
December 31, 1994.......  50,000    120,283   212,033  114,506  114,506      7.57         13.58
December 31, 1995.......  50,000    120,283   247,171  137,081  137,081      8.51         13.82
December 31, 1996.......  50,000    120,283   248,295  141,335  141,335      8.10         12.76
December 31, 1997.......  50,000    120,283   264,560  154,468  154,468      8.18         12.31

MONEY MARKET SUB-ACCOUNT

                                                                        INTERNAL RATE
                          TOTAL    MINIMUM   VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $ 50,000  $129,122 $ 50,000 $ 46,000        --            --
December 31, 1983.......  50,000     50,000   130,974   51,247   47,247    (15.02)%          --
December 31, 1984.......  50,000     50,000   137,164   55,371   51,371      2.03        111.42%
December 31, 1985.......  50,000     50,000   140,631   58,552   55,052      4.19         55.34
December 31, 1986.......  50,000     50,000   142,293   61,083   58,083      4.58         36.67
December 31, 1987.......  50,000     50,000   143,656   63,557   61,057      4.70         27.47
December 31, 1988.......  50,000     65,444   146,543   66,793   64,793      4.97         22.27
December 31, 1989.......  50,000     65,444   151,824   71,260   69,760      5.39         19.12
December 31, 1990.......  50,000     65,444   155,804   75,274   74,274      5.53         16.73
December 31, 1991.......  50,000     65,444   157,095   78,093   77,593      5.41         14.70
December 31, 1992.......  50,000     65,444   154,861   79,175   79,175      5.04         12.86
December 31, 1993.......  50,000     79,450   151,970   79,872   79,872      4.63         11.34
December 31, 1994.......  50,000     79,450   151,626   81,883   81,883      4.44         10.27
December 31, 1995.......  50,000     79,450   153,789   85,291   85,291      4.42          9.53
December 31, 1996.......  50,000     79,450   155,211   88,350   88,350      4.36          8.86
December 31, 1997.......  50,000     79,450   157,100   91,726   91,726      4.32          8.31

MANAGED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $50,000   $129,122 $ 50,000 $ 46,000        --            --
December 31, 1987.......  50,000    50,000    124,238   48,993   44,993    (14.60)%          --
December 31, 1988.......  50,000    50,000    128,321   52,204   48,204     (2.17)        75.93%
December 31, 1989.......  50,000    50,000    146,503   61,467   57,967      5.70         49.61
December 31, 1990.......  50,000    50,000    142,039   61,437   58,437      4.34         32.92
December 31, 1991.......  50,000    50,000    161,786   72,115   69,615      7.35         28.60
December 31, 1992.......  50,000    70,177    163,688   75,159   73,159      6.95         23.27
December 31, 1993.......  50,000    70,177    171,814   81,230   79,730      7.25         20.33
December 31, 1994.......  50,000    70,177    161,126   78,405   77,405      5.86         16.49
December 31, 1995.......  50,000    70,177    202,017  101,135  100,635      8.40         17.48
December 31, 1996.......  50,000    70,177    219,535  113,022  113,022      8.80         16.54
December 31, 1997.......  50,000   118,897    265,421  140,455  140,455     10.17         16.94

MIDCAP VALUE SUB-ACCOUNT*

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $50,000   $129,122 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000    50,000    142,840   56,477   52,477      7.47%           --
December 31, 1994.......  50,000    50,000    133,421   54,419   50,419       .50         79.91%
December 31, 1995.......  50,000    50,000    166,943   70,222   66,722     11.41         57.04
December 31, 1996.......  50,000    50,000    185,560   80,465   77,465     12.67         42.93
December 31, 1997.......  50,000    50,000    206,351   92,209   89,709     13.33         35.45

SMALL CAP SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 2, 1994............. $50,000   $50,000   $129,122 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000    120,049   47,342   43,342    (19.32)%          --
December 31, 1995.......  50,000    50,000    147,654   60,069   56,069      7.12         91.57%
December 31, 1996.......  50,000    50,000    182,739   76,670   73,170     15.35         62.61
December 31, 1997.......  50,000    50,000    216,164   93,499   90,499     17.57         49.09

BALANCED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $129,122 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000    127,694   49,705   45,705    (41.58)%          --
December 31, 1995.......  50,000    50,000    151,641   60,900   56,900     11.71        158.73%
December 31, 1996.......  50,000    50,000    167,190   69,256   65,756     13.47         74.54
December 31, 1997.......  50,000    50,000    184,004   78,591   75,591     13.94         50.89

INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $129,122 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000    130,766   50,900   46,900    (31.81)%          --
December 31, 1995.......  50,000    50,000    132,641   53,270   49,270     (1.25)       130.69%
December 31, 1996.......  50,000    50,000    133,372   55,248   51,748      1.60         57.26
December 31, 1997.......  50,000    50,000    124,702   53,263   50,263       .17         33.45

EQUITY GROWTH SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $129,122 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000    120,911   47,065   43,065    (59.08)%          --
December 31, 1995.......  50,000    50,000    172,803   69,399   65,399     25.86        189.37%
December 31, 1996.......  50,000    50,000    184,931   76,605   73,105     19.16         82.86
December 31, 1997.......  50,000    50,000    220,083   94,002   91,002     20.81         59.67

GROWTH AND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $50,000   $129,122 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000    50,000    142,221   56,232   52,232      6.72%           --
December 31, 1994.......  50,000    50,000    132,620   54,093   50,093       .11         79.26%
December 31, 1995.......  50,000    50,000    172,204   72,435   68,935     12.77         58.88
December 31, 1996.......  50,000    50,000    192,400   83,431   80,431     13.82         44.35
December 31, 1997.......  50,000    50,000    243,407  108,768  106,268     17.52         40.33

STOCK INDEX SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $50,000   $129,122 $ 50,000 $ 46,000        --            --
December 31, 1987.......  50,000    50,000    109,807   43,303   39,303    (30.24)%          --
December 31, 1988.......  50,000    50,000    119,943   48,796   44,796     (6.38)        68.95%
December 31, 1989.......  50,000    50,000    151,676   63,637   60,137      7.16         51.57
December 31, 1990.......  50,000    50,000    135,410   58,570   55,570      2.92         31.20
December 31, 1991.......  50,000    50,000    167,404   74,619   72,119      8.16         29.54
December 31, 1992.......  50,000    73,892    170,317   78,203   76,203      7.72         24.14
December 31, 1993.......  50,000    73,892    177,273   83,811   82,311      7.76         20.90
December 31, 1994.......  50,000    73,892    170,021   82,733   81,733      6.62         17.30
December 31, 1995.......  50,000    73,892    222,827  111,553  111,053      9.64         18.81
December 31, 1996.......  50,000    73,892    257,217  132,421  132,421     10.60         18.46
December 31, 1997.......  50,000   141,939    325,557  172,277  172,277     12.29         19.20

VENTURE VALUE SUB-ACCOUNT

                                   MINIMUM                             INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- ------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $129,122 $50,000 $46,000         --            --
December 31, 1994.......  50,000    50,000    123,857  48,211  44,211     (52.11)%          --
December 31, 1995.......  50,000    50,000    163,803  65,784  61,784      19.88        176.41%
December 31, 1996.......  50,000    50,000    194,017  80,369  76,869      21.95         86.95
December 31, 1997.......  50,000    50,000    245,356 104,796 101,796      25.17         65.24

U.S. GOVERNMENT SUB-ACCOUNT

                                   MINIMUM                             INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- ------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $129,122 $50,000 $46,000         --            --
December 31, 1994.......  50,000    50,000    128,589  50,053  46,053     (38.86)%          --
December 31, 1995.......  50,000    50,000    140,033  56,238  52,238       3.82        141.67%
December 31, 1996.......  50,000    50,000    137,128  56,804  53,304       3.00         59.29
December 31, 1997.......  50,000    50,000    140,903  60,182  57,182       4.33         38.70

STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                                   MINIMUM                             INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- ------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $129,122 $50,000 $46,000         --            --
December 31, 1994.......  50,000    50,000    125,905  49,008  45,008     (46.71)%          --
December 31, 1995.......  50,000    50,000    142,849  57,369  53,369       5.75        145.82%
December 31, 1996.......  50,000    50,000    154,412  63,963  60,463       9.16         68.26
December 31,1997........  50,000    50,000    162,474  69,396  66,396       9.37         45.08

--------

* Rates of return and Policy values and benefits shown reflect the Goldman Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998, the Series' investment advisory fee is .75%.

                    FEMALE STANDARD NON SMOKER, ISSUE AGE 50
                            $50,000 INITIAL PREMIUM
                         $145,611 INITIAL DEATH BENEFIT

BOND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --            --
December 31, 1983.......  50,000     50,000   147,348   51,122   47,122    (15.66)%          --
December 31, 1984.......  50,000     50,000   157,343   56,311   52,311      3.41        134.08%
December 31, 1985.......  50,000     50,000   176,975   65,320   61,820      9.46         71.32
December 31, 1986.......  50,000     50,000   192,526   73,266   70,266     10.70         49.59
December 31, 1987.......  50,000     50,000   186,573   73,185   70,685      8.29         35.37
December 31, 1988.......  50,000     75,767   191,487   77,406   75,406      7.99         28.54
December 31, 1989.......  50,000     75,767   203,947   84,942   83,442      8.40         24.79
December 31, 1990.......  50,000     75,767   209,082   89,706   88,706      8.11         21.50
December 31, 1991.......  50,000     75,767   233,873  103,356  102,856      9.02         20.30
December 31, 1992.......  50,000     75,767   239,936  109,212  109,212      8.72         18.27
December 31, 1993.......  50,000    120,283   257,039  120,487  120,487      8.87         17.14
December 31, 1994.......  50,000    120,283   237,248  114,506  114,506      7.57         14.71
December 31, 1995.......  50,000    120,283   275,927  137,081  137,081      8.51         14.84
December 31, 1996.......  50,000    120,283   276,495  141,335  141,335      8.10         13.67
December 31, 1997.......  50,000    120,283   293,838  154,468  154,468      8.18         13.14

MONEY MARKET SUB-ACCOUNT

                                                                        INTERNAL RATE
                          TOTAL    MINIMUM   VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $ 50,000  $145,611 $ 50,000 $ 46,000        --            --
December 31, 1983.......  50,000     50,000   147,709   51,247   47,247    (15.02)%          --
December 31, 1984.......  50,000     50,000   154,715   55,371   51,371      2.03        131.17%
December 31, 1985.......  50,000     50,000   158,639   58,552   55,052      4.19         63.52
December 31, 1986.......  50,000     50,000   160,511   61,083   58,083      4.58         41.68
December 31, 1987.......  50,000     50,000   162,027   63,557   61,057      4.70         31.05
December 31, 1988.......  50,000     65,444   165,232   66,793   64,793      4.97         25.05
December 31, 1989.......  50,000     65,444   171,098   71,260   69,760      5.39         21.38
December 31, 1990.......  50,000     65,444   175,446   75,274   74,274      5.53         18.63
December 31, 1991.......  50,000     65,444   176,708   78,093   77,593      5.41         16.33
December 31, 1992.......  50,000     65,444   173,946   79,175   79,175      5.04         14.27
December 31, 1993.......  50,000     79,450   170,395   79,872   79,872      4.63         12.58
December 31, 1994.......  50,000     79,450   169,657   81,883   81,883      4.44         11.37
December 31, 1995.......  50,000     79,450   171,681   85,291   85,291      4.42         10.51
December 31, 1996.......  50,000     79,450   172,838   88,350   88,350      4.36          9.74
December 31, 1997.......  50,000     79,450   174,486   91,726   91,726      4.32          9.10

MANAGED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $50,000   $145,611 $ 50,000 $ 46,000        --            --
December 31, 1987.......  50,000    50,000    140,118   48,993   44,993    (14.60)%          --
December 31, 1988.......  50,000    50,000    144,745   52,204   48,204     (2.17)        89.09%
December 31, 1989.......  50,000    50,000    165,263   61,467   57,967      5.70         56.52
December 31, 1990.......  50,000    50,000    160,222   61,437   58,437      4.34         37.36
December 31, 1991.......  50,000    50,000    182,464   72,115   69,615      7.35         31.95
December 31, 1992.......  50,000    70,177    184,543   75,159   73,159      6.95         25.91
December 31, 1993.......  50,000    70,177    193,592   81,230   79,730      7.25         22.51
December 31, 1994.......  50,000    70,177    181,395   78,405   77,405      5.86         18.30
December 31, 1995.......  50,000    70,177    227,163  101,135  100,635      8.40         19.08
December 31, 1996.......  50,000    70,177    246,487  113,022  113,022      8.80         17.94
December 31, 1997.......  50,000   118,897    297,453  140,455  140,455     10.17         18.19

MIDCAP VALUE SUB-ACCOUNT*

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $50,000   $145,611 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000    50,000    161,101   56,477   52,477      7.47%           --
December 31, 1994.......  50,000    50,000    150,498   54,419   50,419       .50         93.35%
December 31, 1995.......  50,000    50,000    188,321   70,222   66,722     11.41         64.29
December 31, 1996.......  50,000    50,000    209,312   80,465   77,465     12.67         47.70
December 31, 1997.......  50,000    50,000    232,720   92,209   89,709     13.33         38.99

SMALL CAP SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 2, 1994............. $50,000   $50,000   $145,611 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000    135,395   47,342   43,342    (19.32)%          --
December 31, 1995.......  50,000    50,000    166,551   60,069   56,069      7.12        105.93%
December 31, 1996.......  50,000    50,000    206,139   76,670   73,170     15.35         70.13
December 31, 1997.......  50,000    50,000    243,835   93,499   90,499     17.57         54.07

BALANCED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $145,611 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000    144,006   49,705   45,705    (41.58)%          --
December 31, 1995.......  50,000    50,000    171,041   60,900   56,900     11.71        186.84%
December 31, 1996.......  50,000    50,000    188,598   69,256   65,756     13.47         84.52
December 31, 1997.......  50,000    50,000    207,566   78,591   75,591     13.94         56.74

INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $145,611 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000    147,469   50,900   46,900    (31.81)%          --
December 31, 1995.......  50,000    50,000    149,611   53,270   49,270     (1.25)       155.76%
December 31, 1996.......  50,000    50,000    150,449   55,248   51,748      1.60         66.25
December 31, 1997.......  50,000    50,000    140,671   53,263   50,263       .17         38.63

EQUITY GROWTH SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $145,611 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000    136,356   47,065   43,065    (59.08)%          --
December 31, 1995.......  50,000    50,000    194,910   69,399   65,399     25.86        220.82%
December 31, 1996.......  50,000    50,000    208,610   76,605   73,105     19.16         93.31
December 31, 1997.......  50,000    50,000    248,266   94,002   91,002     20.81         65.86

GROWTH AND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $50,000   $145,611 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000    50,000    160,403   56,232   52,232      6.72%           --
December 31, 1994.......  50,000    50,000    149,594   54,093   50,093       .11         92.66%
December 31, 1995.......  50,000    50,000    194,256   72,435   68,935     12.77         66.21
December 31, 1996.......  50,000    50,000    217,029   83,431   80,431     13.82         49.16
December 31, 1997.......  50,000    50,000    274,512  108,768  106,268     17.52         43.99

STOCK INDEX SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $50,000   $145,611 $ 50,000 $ 46,000        --            --
December 31, 1987.......  50,000    50,000    123,843   43,303   39,303    (30.24)%          --
December 31, 1988.......  50,000    50,000    135,293   48,796   44,796     (6.38)        81.59%
December 31, 1989.......  50,000    50,000    171,099   63,637   60,137      7.16         58.57
December 31, 1990.......  50,000    50,000    152,745   58,570   55,570      2.92         35.58
December 31, 1991.......  50,000    50,000    188,801   74,619   72,119      8.16         32.92
December 31, 1992.......  50,000    73,892    192,017   78,203   76,203      7.72         26.79
December 31, 1993.......  50,000    73,892    199,743   83,811   82,311      7.76         23.08
December 31, 1994.......  50,000    73,892    191,409   82,733   81,733      6.62         19.13
December 31, 1995.......  50,000    73,892    250,564  111,553  111,053      9.64         20.43
December 31, 1996.......  50,000    73,892    288,795  132,421  132,421     10.60         19.89
December 31, 1997.......  50,000   141,939    364,847  172,277  172,277     12.29         20.48

VENTURE VALUE SUB-ACCOUNT

                                   MINIMUM                             INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- ------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $145,611 $50,000 $46,000         --            --
December 31, 1994.......  50,000    50,000    139,678  48,211  44,211     (52.11)%          --
December 31, 1995.......  50,000    50,000    184,758  65,784  61,784      19.88        206.45%
December 31, 1996.......  50,000    50,000    218,859  80,369  76,869      21.95         97.64
December 31, 1997.......  50,000    50,000    276,775 104,796 101,796      25.17         71.65

U.S. GOVERNMENT SUB-ACCOUNT

                                   MINIMUM                             INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- ------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $145,611 $50,000 $46,000         --            --
December 31, 1994.......  50,000    50,000    145,014  50,053  46,053     (38.86)%          --
December 31, 1995.......  50,000    50,000    157,948  56,238  52,238       3.82        167.93%
December 31, 1996.......  50,000    50,000    154,686  56,804  53,804       3.00         68.39
December 31, 1997.......  50,000    50,000    158,946  60,182  57,182       4.33         44.08

STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                                   MINIMUM                             INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- ------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $145,611 $50,000 $46,000         --            --
December 31, 1994.......  50,000    50,000    141,987  49,008  45,008     (46.71)%          --
December 31, 1995.......  50,000    50,000    161,124  57,369  53,369       5.75        172.53%
December 31, 1996.......  50,000    50,000    174,183  63,963  60,463       9.16         77.88
December 31, 1997.......  50,000    50,000    183,279  69,396  66,396       9.37         50.70

--------

* Rates of return and Policy values and benefits shown reflect the Goldman Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998, the Series' investment advisory fee is .75%.

                     MALE STANDARD NON SMOKER, ISSUE AGE 70
                            $50,000 INITIAL PREMIUM
                         $75,013 INITIAL DEATH BENEFIT

BOND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1983.......  50,000    50,000     76,157   51,122   47,122    (15.66)%          --
December 31, 1984.......  50,000    50,000     82,136   56,311   52,311      3.41         44.52%
December 31, 1985.......  50,000    50,000     93,357   65,320   61,820      9.46         30.47
December 31, 1986.......  50,000    50,000    102,688   73,266   70,266     10.70         23.98
December 31, 1987.......  50,000    50,000    100,681   73,185   70,685      8.29         17.47
December 31, 1988.......  50,000    75,767    104,613   77,406   75,406      7.99         14.80
December 31, 1989.......  50,000    75,767    112,870   84,942   83,442      8.40         13.69
December 31, 1990.......  50,000    75,767    117,286   89,706   88,706      8.11         12.30
December 31, 1991.......  50,000    75,767    133,050  103,356  102,856      9.02         12.44
December 31, 1992.......  50,000    75,767    138,501  109,212  109,212      8.72         11.52
December 31, 1993.......  50,000    75,767    150,616  120,487  120,487      8.87         11.24
December 31, 1994.......  50,000    75,767    141,177  114,506  114,506      7.57          9.58
December 31, 1995.......  50,000    75,767    166,804  137,081  137,081      8.51         10.25
December 31, 1996.......  50,000    75,767    169,862  141,335  141,335      8.10          9.60
December 31, 1997.......  50,000    75,767    183,500  154,468  154,468      8.18          9.49

MONEY MARKET SUB-ACCOUNT

                                                                        INTERNAL RATE
                          TOTAL    MINIMUM   VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1983.......  50,000    50,000     76,344   51,247   47,247    (15.02)%          --
December 31, 1984.......  50,000    50,000     80,764   55,371   51,371      2.03         42.72%
December 31, 1985.......  50,000    50,000     83,684   58,552   55,052      4.19         24.53
December 31, 1986.......  50,000    50,000     85,612   61,083   58,083      4.58         17.43
December 31, 1987.......  50,000    50,000     87,435   63,557   61,057      4.70         13.72
December 31, 1988.......  50,000    65,444     90,269   66,793   64,793      4.97         11.68
December 31, 1989.......  50,000    65,444     94,690   71,260   69,760      5.39         10.58
December 31, 1990.......  50,000    65,444     98,417   75,274   74,274      5.53          9.65
December 31, 1991.......  50,000    65,444    100,528   78,093   77,593      5.41          8.73
December 31, 1992.......  50,000    65,444    100,408   79,175   79,175      5.04          7.74
December 31, 1993.......  50,000    65,444     99,846   79,872   79,872      4.63          6.91
December 31, 1994.......  50,000    65,444    100,957   81,883   81,883      4.44          6.39
December 31, 1995.......  50,000    65,444    103,785   85,291   85,291      4.42          6.09
December 31, 1996.......  50,000    65,444    106,182   88,350   88,350      4.36          5.80
December 31, 1997.......  50,000    65,444    108,965   91,726   91,726      4.32          5.58

MANAGED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1987.......  50,000    50,000     72,598   48,993   44,993    (14.60)%          --
December 31, 1988.......  50,000    50,000     75,754   52,204   48,204     (2.17)        28.28%
December 31, 1989.......  50,000    50,000     87,415   61,467   57,967      5.70         23.29
December 31, 1990.......  50,000    50,000     85,703   61,437   58,437      4.34         15.82
December 31, 1991.......  50,000    50,000     98,762   72,115   69,615      7.35         15.70
December 31, 1992.......  50,000    70,177    101,141   75,159   73,159      6.95         13.23
December 31, 1993.......  50,000    70,177    107,496   81,230   79,730      7.25         12.16
December 31, 1994.......  50,000    70,177    102,108   78,405   77,405      5.86          9.76
December 31, 1995.......  50,000    70,177    129,698  101,135  100,635      8.40         11.62
December 31, 1996.......  50,000    70,177    142,811  113,022  113,022      8.80         11.47
December 31, 1997.......  50,000    70,177    174,963  140,455  140,455     10.17         12.46

MIDCAP VALUE SUB-ACCOUNT*

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000    50,000     83,538   56,477   52,477      7.47%           --
December 31, 1994.......  50,000    50,000     78,833   54,419   50,419       .50         31.32%
December 31, 1995.......  50,000    50,000     99,702   70,222   66,722     11.41         29.48
December 31, 1996.......  50,000    50,000    112,069   80,465   77,465     12.67         24.59
December 31, 1997.......  50,000    50,000    126,092   92,209   89,709     13.33         21.90

SMALL CAP SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 2, 1994............. $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000     70,151   47,342   43,342    (19.32)%          --
December 31, 1995.......  50,000    50,000     87,167   60,069   56,069      7.12         39.61%
December 31, 1996.......  50,000    50,000    109,037   76,670   73,170     15.35         33.97
December 31, 1997.......  50,000    50,000    130,428   93,499   90,499     17.57         29.89

BALANCED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000     74,308   49,705   45,705    (41.58)%          --
December 31, 1995.......  50,000    50,000     89,133   60,900   56,900     11.71         64.10%
December 31, 1996.......  50,000    50,000     99,308   69,256   65,756     13.47         37.25
December 31, 1997.......  50,000    50,000    110,499   78,591   75,591     13.94         28.45

INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000     76,095   50,900   46,900    (31.81)%          --
December 31, 1995.......  50,000    50,000     77,966   53,270   49,270     (1.25)        46.32%
December 31, 1996.......  50,000    50,000     79,221   55,248   51,748      1.60         23.66
December 31, 1997.......  50,000    50,000     74,887   53,263   50,263       .17         13.60

EQUITY GROWTH SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000     70,361   47,065   43,065    (59.08)%          --
December 31, 1995.......  50,000    50,000    101,572   69,399   65,399     25.86         83.54%
December 31, 1996.......  50,000    50,000    109,846   76,605   73,105     19.16         43.79
December 31, 1997.......  50,000    50,000    132,165   94,002   91,002     20.81         35.92

GROWTH AND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000    50,000     83,176   56,232   52,232      6.72%           --
December 31, 1994.......  50,000    50,000     78,360   54,093   50,093       .11         30.84%
December 31, 1995.......  50,000    50,000    102,844   72,435   68,935     12.77         30.99
December 31, 1996.......  50,000    50,000    116,200   83,431   80,431     13.82         25.82
December 31, 1997.......  50,000    50,000    148,735  108,768  106,268     17.52         26.29

STOCK INDEX SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $50,000   $ 75,013 $ 50,000 $ 46,000        --            --
December 31, 1987.......  50,000    50,000     64,166   43,303   39,303     30.24%           --
December 31, 1988.......  50,000    50,000     70,808   48,796   44,796     (6.38)        23.19%
December 31, 1989.......  50,000    50,000     90,502   63,637   60,137      7.16         24.90
December 31, 1990.......  50,000    50,000     81,703   58,570   55,570      2.92         14.32
December 31, 1991.......  50,000    50,000    102,192   74,619   72,119      8.16         16.55
December 31, 1992.......  50,000    73,892    105,237   78,203   76,203      7.72         14.03
December 31, 1993.......  50,000    73,892    110,912   83,811   82,311      7.76         12.69
December 31, 1994.......  50,000    73,892    107,745   82,733   81,733      6.62         10.53
December 31, 1995.......  50,000    73,892    143,059  111,553  111,053      9.64         12.89
December 31, 1996.......  50,000    73,892    167,323  132,421  132,421     10.60         13.31
December 31, 1997.......  50,000    73,892    214,604  172,227  172,227     12.29         14.63

VENTURE VALUE SUB-ACCOUNT

                                   MINIMUM                             INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- ------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 75,013 $50,000 $46,000         --            --
December 31, 1994.......  50,000    50,000     72,075  48,211  44,211     (52.11)%          --
December 31, 1995.......  50,000    50,000     96,282  65,784  61,784      19.88         75.32%
December 31, 1996.......  50,000    50,000    115,242  80,369  76,869      21.95         47.01
December 31, 1997.......  50,000    50,000    147,342 104,796 101,796      25.17         40.67

U.S. GOVERNMENT SUB-ACCOUNT

                                   MINIMUM                             INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- ------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 75,013 $50,000 $46,000         --            --
December 31, 1994.......  50,000    50,000     74,828  50,053  46,053     (38.86)%          --
December 31, 1995.......  50,000    50,000     82,311  56,238  52,238       3.82         53.28%
December 31, 1996.......  50,000    50,000     81,452  56,804  53,304       3.00         25.25
December 31, 1997.......  50,000    50,000     84,616  60,182  57,182       4.33         18.07

STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                                   MINIMUM                             INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- ------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 75,013 $50,000 $46,000         --            --
December 31, 1994.......  50,000    50,000     73,266  49,008  45,008     (46.71)%          --
December 31, 1995.......  50,000    50,000     83,966  57,369  53,369       5.75         55.92%
December 31, 1996.......  50,000    50,000     91,718  63,963  60,463       9.16         32.31
December 31, 1997.......  50,000    50,000     97,569  69,396  66,396       9.37         23.50

--------

* Rates of return and Policy values and benefits shown reflect the Goldman Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998, the Series' investment advisory fee is .75%

                    FEMALE STANDARD NON SMOKER, ISSUE AGE 70
                            $50,000 INITIAL PREMIUM
                         $81,811 INITIAL DEATH BENEFIT

BOND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --            --
December 31, 1983.......  50,000    50,000     82,947   51,122   47,122    (15.66)%          --
December 31, 1984.......  50,000    50,000     89,088   56,311   52,311      3.41         53.50%
December 31, 1985.......  50,000    50,000    100,818   65,320   61,820      9.46         34.81
December 31, 1986.......  50,000    50,000    110,400   73,266   70,266     10.70         26.69
December 31, 1987.......  50,000    50,000    107,750   73,185   70,685      8.29         19.31
December 31, 1988.......  50,000    75,767    111,447   77,406   75,406      7.99         16.17
December 31, 1989.......  50,000    75,767    119,699   84,942   83,442      8.40         14.74
December 31, 1990.......  50,000    75,767    123,826   89,706   88,706      8.11         13.14
December 31, 1991.......  50,000    75,767    139,851  103,356  102,856      9.02         13.11
December 31, 1992.......  50,000    75,767    144,956  109,212  109,212      8.72         12.06
December 31, 1993.......  50,000    75,767    156,979  120,487  120,487      8.87         11.69
December 31, 1994.......  50,000    75,767    146,552  114,506  114,506      7.57          9.94
December 31, 1995.......  50,000    75,767    172,489  137,081  137,081      8.51         10.55
December 31, 1996.......  50,000    75,767    175,005  141,335  141,335      8.10          9.84
December 31, 1997.......  50,000    75,767    188,391  154,468  154,468      8.18          9.69

MONEY MARKET SUB-ACCOUNT

                                                                        INTERNAL RATE
                          TOTAL    MINIMUM   VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --            --
December 31, 1983.......  50,000    50,000     83,150   51,247   47,247    (15.02)%          --
December 31, 1984.......  50,000    50,000     87,600   55,371   51,371      2.03         51.59%
December 31, 1985.......  50,000    50,000     90,373   58,552   55,052      4.19         28.67
December 31, 1986.......  50,000    50,000     92,042   61,083   58,083      4.58         19.99
December 31, 1987.......  50,000    50,000     93,574   63,557   61,057      4.70         15.51
December 31, 1988.......  50,000    65,444     96,167   66,793   64,793      4.97         13.01
December 31, 1989.......  50,000    65,444    100,419   71,260   69,760      5.39         11.61
December 31, 1990.......  50,000    65,444    103,905   75,274   74,274      5.53         10.47
December 31, 1991.......  50,000    65,444    105,667   78,093   77,593      5.41          9.38
December 31, 1992.......  50,000    65,444    105,088   79,175   79,175      5.04          8.27
December 31, 1993.......  50,000    65,444    104,064   79,872   79,872      4.63          7.34
December 31, 1994.......  50,000    65,444    104,800   81,883   81,883      4.44          6.74
December 31, 1995.......  50,000    65,444    107,322   85,291   85,291      4.42          6.38
December 31, 1996.......  50,000    65,444    109,397   88,350   88,350      4.36          6.04
December 31, 1997.......  50,000    65,444    111,870   91,726   91,726      4.32          5.77

MANAGED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --            --
December 31, 1987.......  50,000    50,000     78,989   48,993   44,993    (14.60)%          --
December 31, 1988.......  50,000    50,000     82,078   52,204   48,204     (2.17)        34.59%
December 31, 1989.......  50,000    50,000     94,297   61,467   57,967      5.70         26.84
December 31, 1990.......  50,000    50,000     92,035   61,437   58,437      4.34         18.10
December 31, 1991.......  50,000    50,000    105,576   72,115   69,615      7.35         17.36
December 31, 1992.......  50,000    70,177    107,626   75,159   73,159      6.95         14.48
December 31, 1993.......  50,000    70,177    113,873   81,230   79,730      7.25         13.14
December 31, 1994.......  50,000    70,177    107,683   78,405   77,405      5.86         10.52
December 31, 1995.......  50,000    70,177    136,181  101,135  100,635      8.40         12.25
December 31, 1996.......  50,000    70,177    149,310  113,022  113,022      8.80         11.98
December 31, 1997.......  50,000    70,177    182,171  140,455  140,455     10.17         12.88

MIDCAP VALUE SUB-ACCOUNT*

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000    50,000     90,861   56,477   52,477      7.47%           --
December 31, 1994.......  50,000    50,000     85,382   54,419   50,419       .50         37.74%
December 31, 1995.......  50,000    50,000    107,511   70,222   66,722     11.41         33.19
December 31, 1996.......  50,000    50,000    120,302   80,465   77,465     12.67         27.02
December 31, 1997.......  50,000    50,000    134,739   92,209   89,709     13.33         23.64

SMALL CAP SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 2, 1994............. $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000     76,327   47,342   43,342    (19.32)%          --
December 31, 1995.......  50,000    50,000     94,443   60,069   56,069      7.12         46.49%
December 31, 1996.......  50,000    50,000    117,621   76,670   73,170     15.35         37.84
December 31, 1997.......  50,000    50,000    140,064   93,499   90,499     17.57         32.45

BALANCED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000     80,987   49,705   45,705    (41.58)%          --
December 31, 1995.......  50,000    50,000     96,746   60,900   56,900     11.71         76.04%
December 31, 1996.......  50,000    50,000    107,324   69,256   65,756     13.47         42.26
December 31, 1997.......  50,000    50,000    118,886   78,591   75,591     13.94         31.45

INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000     82,935   50,900   46,900    (31.81)%          --
December 31, 1995.......  50,000    50,000     84,624   53,270   49,270     (1.25)        56.96%
December 31, 1996.......  50,000    50,000     85,615   55,248   51,748      1.60         28.17
December 31, 1997.......  50,000    50,000     80,571   53,263   50,263       .17         16.26

EQUITY GROWTH SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000     76,685   47,065   43,065    (59.08)%          --
December 31, 1995.......  50,000    50,000    110,247   69,399   65,399     25.86         96.89%
December 31, 1996.......  50,000    50,000    118,713   76,605   73,105     19.16         49.03
December 31, 1997.......  50,000    50,000    142,197   94,002   91,002     20.81         39.10

GROWTH AND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000    50,000     90,467   56,232   52,232      6.72%           --
December 31, 1994.......  50,000    50,000     84,870   54,093   50,093       .11         37.24%
December 31, 1995.......  50,000    50,000    110,899   72,435   68,935     12.77         34.74
December 31, 1996.......  50,000    50,000    124,737   83,431   80,431     13.82         28.28
December 31, 1997.......  50,000    50,000    158,935  108,768  106,268     17.52         28.09

STOCK INDEX SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $50,000   $ 81,811 $ 50,000 $ 46,000        --            --
December 31, 1987.......  50,000    50,000     69,815   43,303   39,303    (30.24)%          --
December 31, 1988.......  50,000    50,000     76,718   48,796   44,796     (6.38)        29.25%
December 31, 1989.......  50,000    50,000     97,627   63,637   60,137      7.16         28.50
December 31, 1990.......  50,000    50,000     87,740   58,570   55,570      2.92         16.57
December 31, 1991.......  50,000    50,000    109,242   74,619   72,119      8.16         18.22
December 31, 1992.......  50,000    73,892    111,985   78,203   76,203      7.72         15.29
December 31, 1993.......  50,000    73,892    117,491   83,811   82,311      7.76         13.67
December 31, 1994.......  50,000    73,892    113,627   82,733   81,733      6.62         11.30
December 31, 1995.......  50,000    73,892    150,209  111,553  111,053      9.64         13.53
December 31, 1996.......  50,000    73,892    174,938  132,421  132,421     10.60         13.83
December 31, 1997.......  50,000    73,892    223,445  172,277  172,277     12.29         15.07

VENTURE VALUE SUB-ACCOUNT

                                   MINIMUM                             INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- ------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 81,811 $50,000 $46,000         --            --
December 31, 1994.......  50,000    50,000     78,554  48,211  44,211     (52.11)%          --
December 31, 1995.......  50,000    50,000    104,505  65,784  61,784      19.88         88.07%
December 31, 1996.......  50,000    50,000    124,545  80,369  76,869      21.95         52.37
December 31, 1997.......  50,000    50,000    158,526 104,796 101,796      25.17         43.96

U.S. GOVERNMENT SUB-ACCOUNT

                                   MINIMUM                             INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- ------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 81,811 $50,000 $46,000         --            --
December 31, 1994.......  50,000    50,000     81,555  50,053  46,053     (38.86)%          --
December 31, 1995.......  50,000    50,000     89,340  56,238  52,238       3.82         64.43%
December 31, 1996.......  50,000    50,000     88,027  56,804  53,304       3.00         29.82
December 31, 1997.......  50,000    50,000     91,038  60,182  57,182       4.33         20.83

STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                                   MINIMUM                             INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- ------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $ 81,811 $50,000 $46,000         --            --
December 31, 1994.......  50,000    50,000     79,852  49,008  45,008     (46.71)%          --
December 31, 1995.......  50,000    50,000     91,137  57,369  53,369       5.75         67.26%
December 31, 1996.......  50,000    50,000     99,122  63,963  60,463       9.16         37.13
December 31, 1997.......  50,000    50,000    104,975  69,396  66,396       9.37         26.39

--------

* Rates of return and Policy values and benefits shown reflect the Goldman Sachs Midcap Value Series investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998, the Series' investment advisory fee is .75%.

                     MALE STANDARD NON SMOKER, ISSUE AGE 65
                    FEMALE STANDARD NON SMOKER, ISSUE AGE 60
                              (JOINT EQUAL AGE 63)
                            $50,000 INITIAL PREMIUM
                         $114,909 INITIAL DEATH BENEFIT

BOND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $50,000   $114,909 $ 50,000 $ 46,000        --            --
December 31, 1983.......  50,000    50,000    116,136   51,194   47,194    (15.29)%          --
December 31, 1984.......  50,000    50,000    123,559   56,620   52,620      3.86         95.65%
December 31, 1985.......  50,000    50,000    138,437   65,906   62,406      9.90         54.30
December 31, 1986.......  50,000    50,000    149,980   74,131   71,131     11.10         38.83
December 31, 1987.......  50,000    50,000    144,723   74,216   71,716      8.65         27.69
December 31, 1988.......  50,000    76,937    147,943   78,654   76,654      8.32         22.49
December 31, 1989.......  50,000    76,937    157,032   86,484   84,984      8.72         19.76
December 31, 1990.......  50,000    76,937    160,543   91,517   90,517      8.41         17.21
December 31, 1991.......  50,000    76,937    179,230  105,654  105,154      9.31         16.52
December 31, 1992.......  50,000    76,937    183,685  111,864  111,864      9.00         14.94
December 31, 1993.......  50,000   123,368    196,769  123,659  123,659      9.14         14.16
December 31, 1994.......  50,000   123,368    181,797  117,756  117,756      7.84         12.05
December 31, 1995.......  50,000   123,368    211,855  141,254  141,254      8.77         12.40
December 31, 1996.......  50,000   123,368    212,910  145,930  145,930      8.36         11.47
December 31, 1997.......  50,000   123,368    227,113  159,809  159,809      8.44         11.12

MONEY MARKET SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
August 26, 1983......... $50,000   $50,000   $114,909 $ 50,000 $ 46,000        --            --
December 31, 1983.......  50,000    50,000    116,420   51,320   47,320    (14.64)%          --
December 31, 1984.......  50,000    50,000    121,496   55,674   51,674      2.47         93.22%
December 31, 1985.......  50,000    50,000    124,093   59,077   55,577      4.61         47.28
December 31, 1986.......  50,000    50,000    125,037   61,803   58,803      4.96         31.49
December 31, 1987.......  50,000    50,000    125,682   64,451   61,951      5.05         23.61
December 31, 1988.......  50,000    66,453    127,657   67,868   65,868      5.29         19.16
December 31, 1989.......  50,000    66,453    131,737   72,553   71,053      5.69         16.49
December 31, 1990.......  50,000    66,453    134,714   76,793   75,793      5.82         14.44
December 31, 1991.......  50,000    66,453    135,418   79,828   79,328      5.68         12.68
December 31, 1992.......  50,000    66,453    133,164   81,096   81,096      5.31         11.05
December 31, 1993.......  50,000    81,486    130,440   81,975   81,975      4.89          9.71
December 31, 1994.......  50,000    81,486    130,002   84,207   84,207      4.70          8.78
December 31, 1995.......  50,000    81,486    131,814   87,887   87,887      4.67          8.17
December 31, 1996.......  50,000    81,486    133,089   91,221   91,221      4.61          7.61
December 31, 1997.......  50,000    81,486    134,862   94,896   94,896      4.57          7.16

MANAGED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $50,000   $114,909 $ 50,000 $ 46,000        --            --
December 31, 1987.......  50,000    50,000    110,338   49,114   45,114    (14.26)%          --
December 31, 1988.......  50,000    50,000    113,557   52,538   48,538     (1.76)        63.50%
December 31, 1989.......  50,000    50,000    129,144   62,065   58,565      6.10         42.70
December 31, 1990.......  50,000    50,000    124,677   62,198   59,198      4.71         28.28
December 31, 1991.......  50,000    50,000    141,388   73,167   70,667      7.96         24.94
December 31, 1992.......  50,000    71,261    142,449   76,409   74,409      7.27         20.29
December 31, 1993.......  50,000    71,261    148,947   82,746   81,246      7.55         17.78
December 31, 1994.......  50,000    71,261    139,206   80,028   79,028      6.15         14.28
December 31, 1995.......  50,000    71,261    174,028  103,435  102,935      8.69         15.47
December 31, 1996.......  50,000    71,261    188,682  115,824  115,824      9.08         14.72
December 31, 1997.......  50,000   121,946    227,744  144,226  144,226     10.44         15.72

MIDCAP VALUE SUB-ACCOUNT*

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $50,000   $114,909 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000    50,000    126,824   56,636   52,636      7.96%           --
December 31, 1994.......  50,000    50,000    118,034   54,784   50,784       .94         67.19%
December 31, 1995.......  50,000    50,000    147,115   70,924   67,424     11.84         49.78
December 31, 1996.......  50,000    50,000    162,823   81,480   78,480     13.07         37.93
December 31, 1997.......  50,000    50,000    180,270   93,571   91,071     13.70         31.59

SMALL CAP SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 2, 1994............. $50,000   $50,000   $114,909 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000    106,618   47,459   43,459    (18.99)%          --
December 31, 1995.......  50,000    50,000    130,666   60,454   56,454      7.56         78.01%
December 31, 1996.......  50,000    50,000    161,089   77,417   73,917     15.79         55.10
December 31, 1997.......  50,000    50,000    189,750   94,662   91,662     17.98         43.88

BALANCED SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $114,909 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000    113,571   49,740   45,740    (41.31)%          --
December 31, 1995.......  50,000    50,000    134,404   61,196   57,196     12.21        133.32%
December 31, 1996.......  50,000    50,000    147,631   69,842   66,342     13.94         64.81
December 31, 1997.......  50,000    50,000    161,815   79,489   76,489     14.37         44.89

INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $114,909 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000    116,303   50,936   46,936    (31.50)%          --
December 31, 1995.......  50,000    50,000    117,564   53,529   49,529      (.81)       108.03%
December 31, 1996.......  50,000    50,000    117,768   55,715   52,215      2.02         48.49
December 31, 1997.......  50,000    50,000    109,661   53,869   50,869       .55         28.14

EQUITY GROWTH SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $114,909 $ 50,000 $ 46,000        --            --
December 31, 1994.......  50,000    50,000    107,538   47,098   43,098    (58.89)%          --
December 31, 1995.......  50,000    50,000    153,160   69,736   65,736     26.42        160.95%
December 31, 1996.......  50,000    50,000    163,296   77,253   73,753     19.65         72.66
December 31, 1997.......  50,000    50,000    193,545   95,076   92,076     21.26         53.32

GROWTH AND INCOME SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $50,000   $50,000   $114,909 $ 50,000 $ 46,000        --            --
December 31, 1993.......  50,000    50,000    126,274   56,391   52,391      7.21%           --
December 31, 1994.......  50,000    50,000    117,325   54,455   50,455       .54         66.59%
December 31, 1995.......  50,000    50,000    151,752   73,160   69,660     13.22         51.53
December 31, 1996.......  50,000    50,000    168,827   84,484   81,484     14.23         39.30
December 31, 1997.......  50,000    50,000    212,647  110,377  107,877     17.89         36.33

STOCK INDEX SUB-ACCOUNT

                                   MINIMUM                              INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- -------- -------- ------------- -------------
May 1, 1987............. $50,000   $50,000   $114,909 $ 50,000 $ 46,000        --            --
December 31, 1987.......  50,000    50,000     97,521   43,409   39,409    (29.96)%          --
December 31, 1988.......  50,000    50,000    106,142   49,107   45,107     (5.99)        57.01%
December 31, 1989.......  50,000    50,000    133,705   64,257   60,757      7.58         44.57
December 31, 1990.......  50,000    50,000    118,857   59,295   56,295      3.29         26.62
December 31, 1991.......  50,000    50,000    146,300   75,709   73,209      8.51         25.86
December 31, 1992.......  50,000    75,033    148,219   79,503   77,503      8.04         21.13
December 31, 1993.......  50,000    75,033    153,680   85,376   83,876      8.07         18.34
December 31, 1994.......  50,000    75,033    146,891   84,446   83,446      6.91         15.09
December 31, 1995.......  50,000    75,033    191,956  114,091  113,591      9.93         16.79
December 31, 1996.......  50,000    75,033    221,069  135,706  135,706     10.88         16.62
December 31, 1997.......  50,000   145,580    279,345  176,903  176,903     12.57         17.50

VENTURE VALUE SUB-ACCOUNT

                                   MINIMUM                             INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- ------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $114,909 $50,000 $46,000         --            --
December 31, 1994.......  50,000    50,000    110,158  48,245  44,245     (51.89)%          --
December 31, 1995.......  50,000    50,000    145,183  66,104  62,104      20.41        149.26%
December 31, 1996.......  50,000    50,000    171,321  81,049  77,549      22.45         76.52
December 31, 1997.......  50,000    50,000    215,775 105,996 102,996      25.63         58.67

U.S. GOVERNMENT SUB-ACCOUNT

                                   MINIMUM                             INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- ------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $114,909 $50,000 $46,000         --            --
December 31, 1994.......  50,000    50,000    114,367  50,088  46,088     (38.58)%          --
December 31, 1995.......  50,000    50,000    124,115  56,512  52,512       4.29        117.93%
December 31, 1996.......  50,000    50,000    121,085  57,284  53,784       3.42         50.40
December 31, 1997.......  50,000    50,000    123,910  60,869  57,869       4.72         33.18

STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                                   MINIMUM                             INTERNAL RATE
                          TOTAL   GUARANTEED VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS   DEATH     DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID    BENEFIT   BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- ---------- -------- ------- -------- ------------- -------------
October 31, 1994........ $50,000   $50,000   $114,909 $50,000 $46,000         --            --
December 31, 1994.......  50,000    50,000    111,979  49,043  45,043     (46.46)%          --
December 31, 1995.......  50,000    50,000    126,611  57,648  53,648       6.22        121.68%
December 31, 1996.......  50,000    50,000    136,347  64,504  61,004       9.61         58.87
December 31, 1997.......  50,000    50,000    142,880  70,188  67,188       9.78         39.31

--------

* Rates of return and Policy values and benefits shown reflect the Goldman Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998, the Series' investment advisory fee is .75%.

                                  APPENDIX C

             EXAMPLE OF EFFECT OF NEGATIVE INVESTMENT PERFORMANCE
                      ON CALCULATION OF SURRENDER CHARGES

  As described under "Charges and Expenses," if there has been negative investment performance under your Policy (that is, cash value is less than your total premium payments because net investment experience of the Sub-Accounts has not been at least equal to total charges or has been negative), any Surrender Charge will be calculated by deeming additional payments to have been reduced before the initial premium. If negative investment performance has been deemed to completely reduce additional payments and to further reduce initial premium, any subsequent increase in cash value (from earnings or net additional payments) will be deemed to increase initial premium before additional payments.

  For example, assume that an initial premium of $30,000 and a net additional payment of $20,000 have been paid, so that the amount of total net premium payments equals $50,000. Assume further that because of negative investment performance, cash value is equal to $40,000, or $10,000 less than total net premium payments. For purposes of calculating the Surrender Charge upon a surrender, the amount of additional payments at this time would be deemed to be equal to $10,000, and the amount of the initial premium would be equal to $30,000. If, because of negative investment performance, cash value were equal to $20,000, the negative investment performance would be deemed to have completely reduced additional payments, and the initial premium remaining would be deemed to be $20,000. If, in this last situation, there was a subsequent increase in cash value (from earnings or net additional payments) of $15,000 occurring after the negative investment performance, $10,000 would be deemed to increase the initial premium first back to $30,000, and the remaining $5,000 would be deemed then to increase additional payments to $5,000.

EXAMPLE OF ADJUSTMENT TO PREMIUM TAX CHARGE RESULTING FROM ADDITIONAL PAYMENTS

  As described under "Charges and Expenses," if an additional payment is accepted, a proportional adjustment will be made in the rate of the state premium tax charge deducted as part of the Monthly Deduction.

  For example, assume that the cash value immediately before acceptance of the additional payment is $30,000, and the net additional payment would increase the cash value to $50,000. As a result, the state premium tax charge deducted monthly as part of the Monthly Deduction would be 60% of what it was originally, resulting in deductions thereafter at an annual rate of 0.15% for the state premium tax charge.

                                  APPENDIX D

                 EXAMPLES OF EFFECT OF SURRENDERS AND PARTIAL
                       SURRENDERS ON OPERATION OF POLICY

  The following examples assume that an initial premium of $40,000 was paid. The examples further assume that no additional payments have been made and that there have been no partial surrenders.

  Based on these hypothetical assumptions, the examples demonstrate the effect of surrenders and partial surrenders on a hypothetical Policy at the beginning of Policy Year 5, assuming that current cash value is either $60,000 or $30,000.

  THE HYPOTHETICAL CURRENT CASH VALUES OF $60,000 AND $30,000 ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE.

SURRENDER CHARGE ON FULL SURRENDER

 $60,000 current cash value:

Preferred Surrender          $20,000 [The maximum of (1) $20,000 (cash value
Amount:                      calculated on the date of surrender, or $60,000,
                             in excess of the initial premium paid, or $40,000); and (2) $4,000 (10% of the initial premium paid, or $40,000)]

Surrender Charge Imposed:    $2,000[5% of $40,000 ($60,000, the amount being
                             surrendered, less $20,000, the preferred surrender amount)]

Surrender Proceeds:          $58,000 [$60,000, the cash value of the Policy,
                             less $2,000, the Surrender Charge]

 $30,000 current cash value:

Preferred Surrender          $4,000 [The maximum of (1)--$10,000 (cash value
Amount:                      calculated on the date of surrender, or $30,000,
                             in excess of the initial premium paid, or $40,000); and (2) $4,000 (10% of the initial premium paid, or $40,000)]

Surrender Charge Imposed:    $1,300 [5% of $26,000 ($30,000, or the amount
                             being surrendered, less $4,000, the preferred surrender amount)]

Surrender Proceeds:          $28,700 [$30,000, the cash value of the Policy,
                             less $1,300, the Surrender Charge]

SURRENDER CHARGE ON PARTIAL SURRENDER AND EFFECT ON CASH VALUE

 $60,000 current cash value:

Partial Surrender:           $30,000

Preferred Surrender          $20,000The maximum of (1) $20,000 (cash value
Amount:                      calculated on the date of surrender, or $60,000,
                             in excess of the initial premium paid, or $40,000); and (2) $4,000 (10% of the initial premium paid, or $40,000)]

Surrender Charge Imposed:
                             $500 [5% of $10,000 ($30,000, the amount being
                             surrendered, less $20,000, the preferred surrender amount)]

Surrender Proceeds:
                             $29,500($30,000, the amount being surrendered, less $500, the Surrender Charge being imposed)

Remaining Cash Value:        $30,000

Remaining Initial Premium:   $30,000

Remaining Surrender          $1,500 [5% of $30,000]
Charge:

Remaining Cash Surrender     $28,500
Value:

 $30,000 current cash value:

Partial Surrender:           $20,000

Preferred Surrender          $4,000 [The maximum of (1)--$10,000 (cash value
Amount:                      calculated on the date of surrender, or $30,000,
                             in excess of the initial premium paid, or $40,000); and (2) $4,000 (10% of the initial premium paid, or $40,000)]

Surrender Charge Imposed:    $800 [5% of $16,000 ($20,000, or the amount being
                             surrendered, less $4,000, the preferred surrender amount)]

Surrender Proceeds:          $19,200[$20,000, the amount being surrendered,
                             less $800, the surrender charge being imposed]

Remaining Cash Value:        $10,000

Remaining Initial Premium:   $20,000

Remaining Surrender          $1,000 [5% of $20,000]
Charge:

Remaining Cash Surrender     $9,000
Value:

EFFECT OF PARTIAL SURRENDER ON GUARANTEED DEATH BENEFIT

  Making a partial surrender will reduce the amount of the minimum guaranteed death benefit on a proportionate basis, based on the amount of the reduction in cash value (including any Surrender Charge) resulting from the partial surrender, as compared to the cash value before the reduction (but not more than the partial surrender amount).

Cash Value:                  $60,000

Partial Surrender:           $15,000

Cash Value after             $45,000
Surrender:

Minimum Guaranteed Death
Benefit before partial       $40,000 [Initial premium paid]
surrender:

Minimum Guaranteed Death
Benefit after partial        $30,000 [$40,000, or the minimum guaranteed death
surrender:                   benefit before partial surrender, multiplied by
                             $45,000, the cash value after the partial surrender, divided by $60,000, the cash value before the partial surrender]

                                  APPENDIX E

                            LONG-TERM MARKET TRENDS

  The information below is a comparison of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

  The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. These trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.

  Over the 53 20-year time periods beginning in 1926 and ending in 1997 (i.e., 1926-1945, 1927-1946, and so on through 1978-1997):

  -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 50 of the 53 periods.

  -- The average annual return of common stocks surpassed that of U.S.
     Treasury bills in each of the 53 periods.

  -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 53 periods.

  Over the 43 30-year periods beginning in 1926 and ending in 1997, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 43 periods.

  From 1926 through 1997 the average annual return for common stocks was 11.0%, compared to 5.7% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
--------

* Source: Stocks, Bonds, Bills and Inflation 1998 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                               ----------------

    SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR SPECIFIC HOLDING PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending in 1997.

  The chart shows that, historically, the longer that a portfolio matching the S&P 500 Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

  The chart is not a projection or representation of future stock market results. It cannot be taken as representative of the performance of any one fund. Rather it shows the historic performance of a broad index of stocks.

                               ----------------

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                             GREATER
                                            5.01-      10.01-     15.01-      THAN
       HOLDING     NEGATIVE     0-5.00%     10.00%     15.00%     20.00%     20.00%
        PERIOD      RETURN      RETURN      RETURN     RETURN     RETURN     RETURN
       --------    --------     -------     ------     ------     ------     -------
        1 year       28%           4%        11%         7%        11%         39%
        5 years      10%          15%        15%        31%        19%         10%
       10 years       3%          10%        34%        24%        27%          2%
       20 years       0%           6%        32%        55%         7%          0%

--------

Source: Stocks, Bonds, Bills and Inflation 1998 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                                  APPENDIX F

                             DOLLAR COST AVERAGING

  Dollar cost averaging allows a person to take advantage of the historical long-term stock market results, assuming that they continue, although it does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps an investor from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If the investor has the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

  Investors contemplating the use of dollar cost averaging should consider their ability to continue the on-going purchases so that they can take advantage of periods of low price levels.

                NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                        REPORT OF INDEPENDENT AUDITORS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (formerly New England Variable Life Insurance Company) as of December 31, 1997, and the related statements of operations and changes in net assets for the two years then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statements of operations and changes in net assets of New England Variable Life Separate Account for the year ended December 31, 1995 were audited by other auditors whose report, dated February 6, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1997, and the results of their operations and the changes in their net assets for the two years then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Variable Life Separate Account of New England Variable Life Insurance Company:

We have audited the statements of operations and changes in net assets of New England Variable Life Separate Account, comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account for the year ended December 31, 1995, and also comprised of the Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, and Venture Value Sub-Account for the period May 1, 1995 (commencement of operations) through December 31, 1995, of New England Variable Life Insurance Company. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations and changes in net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of operations and changes in net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations and changes in net assets. We believe that our audit of the statements of operations and changes in net assets provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the respective aforementioned sub-accounts comprising New England Variable Life Separate Account of New England Variable Life Insurance Company for each of the aforementioned periods ending December 31, 1995, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 6, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                                            NEW ENGLAND ZENITH FUND
                                            ----------------------------------------------------------------------------------------
                                                                                                                           GROWTH
                                              CAPITAL       BOND        MONEY         STOCK                    AVANTI        AND
                                              GROWTH       INCOME       MARKET        INDEX      MANAGED       GROWTH      INCOME
                                            SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                                            -----------  -----------  -----------  -----------  ----------- ------------ -----------
ASSETS
 Investments in New England Zenith Fund,
  Variable Insurance Products Fund, and
  Variable Insurance Products Fund II at
  value (Note 2)............................. $761,342,931 $46,779,684 $36,990,546 $66,002,486  $42,839,748  $35,698,565 $36,701,292
                      SHARES        COST
                     --------- --------------
 Capital Growth
  Series............ 1,905,310 $  669,976,568
 Back Bay Advisors
  Bond Income
  Series............   431,109     45,887,625
 Back Bay Advisors
  Money Market
  Series............   369,905     36,990,546
 Westpeak Stock
  Index Series......   423,745     46,113,427
 Back Bay Advisors
  Managed Series....   225,651     33,392,311
 Loomis Sayles
  Avanti Growth
  Series............   209,265     28,734,184
 Westpeak Growth
  and Income
  Series............   203,930     29,842,628
 Loomis Sayles
  Small Cap Series..   347,003     49,723,722
 Salomon Brothers
  U.S. Government
  Series............    15,715        176,828
 Loomis Sayles
  Balanced Series...   547,678      7,495,878
 Alger Equity
  Growth Series..... 2,783,337     43,651,128
 Morgan Stanley
  International
  Magnum Equity
  Series............   773,563      8,555,901
 Davis Venture
  Value Series...... 2,875,094     49,085,168
 Salomon Brothers
  Bond
  Opportunities
  Series............    52,710        635,304
 VIP Equity-Income
  Portfolio......... 5,116,958     91,540,584
 VIP Overseas
  Portfolio......... 4,049,703     66,617,006
 VIP High Income
  Portfolio.........   622,056      7,482,998
 VIP II Asset
  Manager
  Portfolio.........   350,236      5,336,650
                               --------------
    Total...........           $1,221,238,456
                               ==============
 Amount due and accrued (payable) from
  policy-related transactions, net...........      101,231     159,544     897,289     107,549       48,961       (8,730)      9,824
 Dividends receivable........................           --          --     165,664          --           --           --          --
                                              ------------ ----------- ----------- -----------  -----------  ----------- -----------
    Total Assets.............................  761,444,162  46,939,228  38,053,499  66,110,035   42,888,709   35,689,835  36,711,116
LIABILITIES
 Due New England Life Insurance Company......   69,802,554   5,423,528   4,948,075   8,559,199    4,348,325    4,623,232   4,943,446
                                              ------------ ----------- ----------- -----------  -----------  ----------- -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.................................... $691,641,608 $41,515,700 $33,105,424 $57,550,836  $38,540,384  $31,066,603 $31,767,670
                                              ============ =========== =========== ===========  ===========  =========== ===========

                       See Notes to Financial Statements

                                                                                                   VARIABLE INSURANCE
                                                                                                     PRODUCTS FUND
----------------------------------------------------------------------------------------- ------------------------------------
   SMALL        U.S.                   EQUITY     INTERNATIONAL   VENTURE       BOND        EQUITY-                   HIGH
    CAP      GOVERNMENT   BALANCED     GROWTH        EQUITY        VALUE    OPPORTUNITIES    INCOME     OVERSEAS     INCOME
SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
-----------  ----------- ----------- -----------  ------------- ----------- ------------- ------------ ----------- -----------
$55,145,780   $174,912   $8,138,490  $49,042,395   $8,400,895   $59,801,951   $633,048    $124,239,747 $77,754,305 $8,447,518
    140,958     (1,259)       1,139      (20,153)     (30,340)      168,093       (525)        127,430      31,232     10,331
    --           --          --          --            --           --           --            --          --          --
-----------   --------   ----------  -----------   ----------   -----------   --------    ------------ ----------- ----------
 55,286,738    173,653    8,139,629   49,022,242    8,370,555    59,970,044    632,523     124,367,177  77,785,537  8,457,849
  7,776,303     12,470    1,264,381    7,085,182    1,237,518     8,553,311     44,786      17,035,856   9,960,217  1,277,576
-----------   --------   ----------  -----------   ----------   -----------   --------    ------------ ----------- ----------
$47,510,435   $161,183   $6,875,248  $41,937,060   $7,133,037   $51,416,733   $587,737    $107,331,321 $67,825,320 $7,180,273
===========   ========   ==========  ===========   ==========   ===========   ========    ============ =========== ==========


  VARIABLE
  INSURANCE
  PRODUCTS
   FUND II
----------------------------
    ASSET
   MANAGER
 SUB-ACCOUNT      TOTAL
------------- --------------
 $6,307,747   $1,424,442,040
     (2,214)       1,740,360
     --              165,664
------------- --------------
  6,305,533    1,426,348,064
    856,655      157,752,614
------------- --------------
 $5,448,878   $1,268,595,450
============= ==============

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                                                       NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------
                                                                                                      GROWTH
                            CAPITAL        BOND        MONEY       STOCK                  AVANTI        AND
                             GROWTH       INCOME      MARKET       INDEX      MANAGED     GROWTH      INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                          ------------  ----------- ----------- ----------- ----------- ----------- -----------
INCOME
Dividends...............  $184,229,729  $3,419,409  $1,852,865  $ 1,082,727 $5,025,764  $2,781,138  $3,928,553
EXPENSE
Mortality and expense
 risk charge (Note 3)...     4,170,905     253,374     241,048      333,771    229,423     207,451     190,264
                          ------------  ----------  ----------  ----------- ----------  ----------  ----------
Net investment income...   180,058,824   3,166,035   1,611,817      748,956  4,796,341   2,573,687   3,738,289
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of year......   138,009,405      40,519      --        7,633,013  6,137,629   4,823,316   3,107,090
 End of year............    91,366,363     892,059      --       19,889,059  9,447,437   6,964,381   6,858,664
                          ------------  ----------  ----------  ----------- ----------  ----------  ----------
Net change in unrealized
 appreciation
 (depreciation).........   (46,643,042)    851,540      --       12,256,046  3,309,808   2,141,065   3,751,574
Net realized gain on
 investments............     1,699,829      15,488      --           35,165    242,079      87,159      17,721
                          ------------  ----------  ----------  ----------- ----------  ----------  ----------
Net realized and
 unrealized gain (loss)
 on investments.........   (44,943,213)    867,028      --       12,291,211  3,551,887   2,228,224   3,769,295
                          ------------  ----------  ----------  ----------- ----------  ----------  ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $135,115,611  $4,033,063  $1,611,817  $13,040,167 $8,348,228  $4,801,911  $7,507,584
                          ============  ==========  ==========  =========== ==========  ==========  ==========


                       See Notes to Financial Statements

                                                                                                  VARIABLE INSURANCE
                                                                                                     PRODUCTS FUND
 ---------------------------------------------------------------------------------------- -----------------------------------
    SMALL        U.S.                   EQUITY    INTERNATIONAL   VENTURE       BOND        EQUITY-                  HIGH
     CAP      GOVERNMENT   BALANCED     GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS     INCOME
 SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
 -----------  ----------- ----------- ----------- ------------- ----------- ------------- ----------- ----------- -----------
 $6,279,206     $ 9,089    $438,430   $4,721,050    $ 209,389   $ 1,822,395    $43,914    $ 8,872,794 $ 5,434,055  $393,295
    275,141       2,290      50,941      265,599       51,702       276,055      9,400        676,059     447,597    41,502
 ----------     -------    --------   ----------    ---------   -----------    -------    ----------- -----------  --------
  6,004,065       6,799     387,489    4,455,451      157,687     1,546,340     34,514      8,196,735   4,986,458   351,793
  3,059,565        (819)    236,625    2,084,389      136,191     2,398,023     (1,153)    16,409,989   9,502,216   362,600
  5,422,058      (1,916)    642,612    5,391,267     (155,006)   10,716,783     (2,256)    32,699,163  11,137,299   964,520
 ----------     -------    --------   ----------    ---------   -----------    -------    ----------- -----------  --------
  2,362,493      (1,097)    405,987    3,306,878     (291,197)    8,318,760     (1,103)    16,289,174   1,635,083   601,920
     20,956           1      55,231       75,802        8,303        21,718        201        126,489      67,905    12,234
 ----------     -------    --------   ----------    ---------   -----------    -------    ----------- -----------  --------
  2,383,449      (1,096)    461,218    3,382,680     (282,894)    8,340,478       (902)    16,415,663   1,702,988   614,154
 ----------     -------    --------   ----------    ---------   -----------    -------    ----------- -----------  --------
 $8,387,514     $ 5,703    $848,707   $7,838,131    $(125,207)  $ 9,886,818    $33,612    $24,612,398 $ 6,689,446  $965,947
 ==========     =======    ========   ==========    =========   ===========    =======    =========== ===========  ========
  VARIABLE
  INSURANCE
  PRODUCTS
   FUND II
-------------------------
    ASSET
   MANAGER
 SUB-ACCOUNT    TOTAL
 ----------- ------------
  $528,401   $231,072,203
    33,135      7,755,657
 ----------- ------------
   495,266    223,316,546
   547,647    194,486,245
   971,097    203,203,584
 ----------- ------------
   423,450      8,717,339
     5,368      2,491,649
 ----------- ------------
   428,818     11,208,988
 ----------- ------------
  $924,084   $234,525,534
 =========== ============

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                 NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------
                            CAPITAL      BOND       MONEY      STOCK                 AVANTI   GROWTH AND
                            GROWTH      INCOME      MARKET     INDEX     MANAGED     GROWTH     INCOME
                             SUB-        SUB-        SUB-       SUB-       SUB-       SUB-       SUB-
                            ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
INCOME
Dividends...............  $32,991,113 $2,579,133  $1,306,712 $  841,454 $2,942,415 $1,494,679 $1,804,344
EXPENSE
Mortality and expense
 risk charge (Note 3)...    2,981,244    192,456     160,903    168,590    158,607    137,775    100,738
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
Net investment income
 (loss).................   30,009,869  2,386,677   1,145,809    672,864  2,783,808  1,356,904  1,703,606
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of year......   71,963,590    997,195      --      2,853,587  5,216,548  2,881,100  2,105,777
 End of year............  138,009,405     40,519      --      7,633,013  6,137,629  4,823,316  3,107,090
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
Net change in unrealized
 appreciation
 (depreciation).........   66,045,815   (956,676)     --      4,779,426    921,081  1,942,216  1,001,313
Net realized gain (loss)
 on investments.........      985,421        299      --          1,808     69,775     27,429     18,964
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
Net realized and
 unrealized gain (loss)
 on investments.........   67,031,236   (956,377)     --      4,781,234    990,856  1,969,645  1,020,277
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $97,041,105 $1,430,300  $1,145,809 $5,454,098 $3,774,664 $3,326,549 $2,723,883
                          =========== ==========  ========== ========== ========== ========== ==========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements

                                                                                                                  VARIABLE
                                                                                                                  INSURANCE
                                                                                         VARIABLE INSURANCE       PRODUCTS
                                                                                           PRODUCTS FUND           FUND II
---------------------------------------------------------------------------------- ------------------------------ ---------
  SMALL        U.S.               EQUITY    INTERNATIONAL  VENTURE       BOND       EQUITY-                HIGH
   CAP      GOVERNMENT BALANCED   GROWTH       EQUITY       VALUE    OPPORTUNITIES   INCOME    OVERSEAS   INCOME    ASSET
   SUB-        SUB-      SUB-      SUB-         SUB-         SUB-        SUB-         SUB-       SUB-      SUB-    MANAGER
 ACCOUNT     ACCOUNT*  ACCOUNT   ACCOUNT       ACCOUNT     ACCOUNT     ACCOUNT*     ACCOUNT    ACCOUNT   ACCOUNT    SUB-
----------  ---------- -------- ----------  ------------- ---------- ------------- ---------- ---------- -------- ---------
$1,624,708    $ 702    $104,939 $   44,863    $ 71,347    $  444,012    $1,218     $2,662,990 $1,164,550 $199,463 $174,907
    90,146       28      11,713    104,685      19,385        64,656        40        428,473    325,346   19,551   20,483
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- -------- --------
 1,534,562      674      93,226    (59,822)     51,962       379,356     1,178      2,234,517    839,204  179,912  154,424
   768,552      --        3,769     65,901      24,089       171,931      --        9,642,454  4,022,725  167,043  269,255
 3,059,565     (819)    236,625  2,084,389     136,191     2,398,023    (1,153)    16,409,989  9,502,216  362,600  547,647
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- -------- --------
 2,291,013     (819)    232,856  2,018,488     112,102     2,226,092    (1,153)     6,767,535  5,479,491  195,557  278,392
    31,570      --        2,318     11,723         159         4,907      --           27,750     44,049    1,942    4,122
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- -------- --------
 2,322,583     (819)    235,174  2,030,211     112,261     2,230,999    (1,153)     6,795,285  5,523,540  197,499  282,514
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- -------- --------
$3,857,145    $(145)   $328,400 $1,970,389    $164,223    $2,610,355    $   25     $9,029,802 $6,362,744 $377,411 $436,938
==========    =====    ======== ==========    ========    ==========    ======     ========== ========== ======== ========
 ------------


    TOTAL
 ------------
 $ 50,453,549
    4,984,819
 ------------
   45,468,730
  101,153,516
  194,486,245
 ------------
   93,332,729
    1,232,236
 ------------
   94,564,965
 ------------
 $140,033,695
 ============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                                 NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------
                                                                                                  GROWTH
                            CAPITAL       BOND       MONEY      STOCK                  AVANTI      AND
                             GROWTH      INCOME      MARKET     INDEX      MANAGED     GROWTH     INCOME
                              SUB-        SUB-        SUB-       SUB-        SUB-       SUB-       SUB-
                            ACCOUNT     ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
INCOME
Dividends...............  $ 58,318,276 $1,844,411  $1,109,838 $  627,118  $1,061,289 $  535,217 $  606,696
EXPENSE
Mortality and expense
 risk charge (Note 3)...     2,173,846    143,873     112,033     95,240     113,501     77,636     52,633
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
Net investment income...    56,144,430  1,700,538     997,805    531,878     947,788    457,581    554,063
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of year......     9,892,073 (2,028,893)     --     (1,645,744)    703,242    205,680      1,918
 End of year............    71,963,590    997,195      --      2,853,587   5,216,548  2,881,100  2,105,777
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
Net change in unrealized
 appreciation
 (depreciation).........    62,071,517  3,026,088      --      4,499,331   4,513,306  2,675,420  2,103,859
Net realized gain (loss)
 on investments.........     1,613,390      7,382      --          7,637      42,457     21,233      9,493
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
Net realized and
 unrealized gain on
 investments............    63,684,907  3,033,470      --      4,506,968   4,555,763  2,696,653  2,113,352
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS.............  $119,829,337 $4,734,008  $  997,805 $5,038,846  $5,503,551 $3,154,234 $2,667,415
                          ============ ==========  ========== ==========  ========== ========== ==========

* For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                     VARIABLE
                                                                                     INSURANCE
                                                           VARIABLE INSURANCE        PRODUCTS
                                                             PRODUCTS  FUND           FUND II
---------------------------------------------------- ------------------------------- ---------  ------------
  SMALL               EQUITY  INTERNATIONAL VENTURE    EQUITY                 HIGH     ASSET
   CAP      BALANCED  GROWTH     EQUITY      VALUE     INCOME     OVERSEAS   INCOME   MANAGER
   SUB-       SUB-     SUB-       SUB-        SUB-      SUB-        SUB-      SUB-     SUB-
 ACCOUNT    ACCOUNT* ACCOUNT*   ACCOUNT*    ACCOUNT*   ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT      TOTAL
----------  -------- -------- ------------- -------- ----------- ---------- -------- ---------  ------------
  $365,015  $17,538  $195,436    $12,460    $ 86,716 $ 2,284,557 $  282,520 $  8,412 $ 11,896   $ 67,367,395
    24,746      743    11,686      2,165       7,251     233,864    240,253    6,639    9,537      3,305,646
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
   340,269   16,795   183,750     10,295      79,465   2,050,693     42,267    1,773    2,359     64,061,749
     4,662     --       --         --          --        149,659    260,895      213   (1,503)     7,542,202
   768,552    3,769    65,901     24,089     171,931   9,642,454  4,022,725  167,043  269,255    101,153,516
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
   763,890    3,769    65,901     24,089     171,931   9,492,795  3,761,830  166,830  270,758     93,611,314
     1,325      223       237        (34)        203      61,089     32,279    2,817    4,661      1,804,392
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
   765,215    3,992    66,138     24,055     172,134   9,553,884  3,794,109  169,647  275,419     95,415,706
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
$1,105,484  $20,787  $249,888    $34,350    $251,599 $11,604,577 $3,836,376 $171,420 $277,778   $159,477,455
==========  =======  ========    =======    ======== =========== ========== ======== ========   ============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                                                               NEW ENGLAND ZENITH FUND
                  -----------------------------------------------------------------------------------------------------------
                                                                                                       GROWTH
                     CAPITAL        BOND          MONEY         STOCK                     AVANTI         AND         SMALL
                     GROWTH        INCOME        MARKET         INDEX        MANAGED      GROWTH       INCOME         CAP
                      SUB-          SUB-          SUB-           SUB-         SUB-         SUB-         SUB-         SUB-
                     ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment
 income.........  $ 180,058,824  $ 3,166,035  $   1,611,817  $    748,956  $ 4,796,341  $ 2,573,687  $ 3,738,289  $ 6,004,065
Net realized and
 unrealized gain
 (loss) on
 investments....    (44,943,213)     867,028       --          12,291,211    3,551,887    2,228,224    3,769,295    2,383,449
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations....    135,115,611    4,033,063      1,611,817    13,040,167    8,348,228    4,801,911    7,507,584    8,387,514
FROM POLICY-
 RELATED
 TRANSACTIONS
Net premiums
 transferred
 from New
 England Life
 Insurance
 Company
 (Note 4).......    115,563,292    9,916,442    112,790,933    11,030,326    6,066,893    8,052,822    6,483,236   12,931,007
Net transfers
 (to) from other
 sub-accounts...     19,184,703    2,250,884   (100,492,346)   13,670,086    2,168,458      728,467    6,112,407   13,551,252
Net transfers to
 New England
 Life Insurance
 Company........   (103,221,618)  (7,435,545)   (10,617,259)  (11,516,905)  (6,628,199)  (5,007,957)  (5,507,253) (8,882,069)
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
Net Increase in
 net assets
 resulting from
 policy related
 transactions...     31,526,377    4,731,781      1,681,328    13,183,507    1,607,152    3,773,332    7,088,390   17,600,190
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
Net increase in
 net assets.....    166,641,988    8,764,844      3,293,145    26,223,674    9,955,380    8,575,243   14,595,974   25,987,704
NET ASSETS, AT
 BEGINNING OF
 THE YEAR.......    524,999,620   32,750,856     29,812,279    31,327,162   28,585,004   22,491,360   17,171,696   21,522,731
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT
 END OF THE
 YEAR...........  $ 691,641,608  $41,515,700  $  33,105,424  $ 57,550,836  $38,540,384  $31,066,603  $31,767,670  $47,510,435
                  =============  ===========  =============  ============  ===========  ===========  ===========  ===========


                       See Notes to Financial Statements

                                                                                         VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
------------------------------------------------------------------------------- --------------------------------------

   U.S.                    EQUITY     INTERNATIONAL   VENTURE         BOND        EQUITY-                     HIGH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME      OVERSEAS      INCOME
   SUB-        SUB-         SUB-          SUB-          SUB-          SUB-          SUB-         SUB-         SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
----------  -----------  -----------  ------------- ------------  ------------- ------------  -----------  -----------
 $  6,799   $   387,489  $ 4,455,451   $   157,687  $  1,546,340    $ 34,514    $  8,196,735  $ 4,986,458  $   351,793
   (1,096)      461,218    3,382,680      (282,894)    8,340,478        (902)     16,415,663    1,702,988      614,154
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
    5,703       848,707    7,838,131      (125,207)    9,886,818      33,612      24,612,398    6,689,446      965,947
    --        2,146,406   14,606,449     3,056,999    13,157,429       --         23,866,781   17,551,475    2,042,291
  118,925     2,461,028    6,194,266     1,537,466    22,596,463     563,357       5,377,892    1,724,137    1,829,771
   (9,482)   (1,814,302)  (8,772,068)   (1,574,196)  (10,885,947)    (36,000)    (18,885,322)  (9,549,079)  (1,756,377)
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  109,443     2,793,132   12,028,647     3,020,269    24,867,945     527,357      10,359,351    9,726,533    2,115,685
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  115,146     3,641,839   19,866,778     2,895,062    34,754,763     560,969      34,971,749   16,415,979    3,081,632
   46,037     3,233,409   22,070,282     4,237,975    16,661,970      26,768      72,359,572   51,409,341    4,098,641
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
 $161,183   $ 6,875,248  $41,937,060   $ 7,133,037  $ 51,416,733    $587,737    $107,331,321  $67,825,320  $ 7,180,273
 ========   ===========  ===========   ===========  ============    ========    ============  ===========  ===========
  VARIABLE
 INSURANCE
  PRODUCTS
  FUND II
----------------------------

   ASSET
  MANAGER
    SUB-
  ACCOUNT        TOTAL
 ----------- ---------------
 $  495,266  $  223,316,546
    428,818      11,208,988
 ----------- ---------------
    924,084     234,525,534
  1,403,144     360,665,925
    422,784        --
   (881,229)   (212,980,807)
 ----------- ---------------
    944,699     147,685,118
 ----------- ---------------
  1,868,783     382,210,652
  3,580,095     886,384,798
 ----------- ---------------
 $5,448,878  $1,268,595,450
 =========== ===============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                        NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------------
                                                                                                            GROWTH
                            CAPITAL        BOND         MONEY         STOCK                    AVANTI         AND
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment income
 (loss).................  $ 30,009,869  $ 2,386,677   $ 1,145,809  $   672,864  $ 2,783,808  $ 1,356,904  $ 1,703,606
Net realized and
 unrealized gain (loss)
 on investments.........    67,031,236     (956,377)      --         4,781,234      990,856    1,969,645    1,020,277
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
 Net Increase (decrease)
  in net assets
  resulting from
  operations............    97,041,105    1,430,300     1,145,809    5,454,098    3,774,664    3,326,549    2,723,883
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England Life
 Insurance Company (Note
 4).....................   111,194,198    8,517,031    79,806,482    6,566,717    5,631,293    7,140,375    5,201,936
Net transfers (to) from
 other sub-accounts.....    (1,541,352)   1,894,963   (61,482,739)   5,875,439    1,412,522    2,859,556    2,274,270
Net transfers to New
 England Life Insurance
 Company................   (76,528,987)  (5,770,575)   (9,089,129)  (5,144,242)  (4,232,475)  (5,172,577)  (3,338,671)
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net Increase in net
 assets resulting from
 policy related
 transactions...........    33,123,859    4,641,419     9,234,614    7,297,914    2,811,340    4,827,354    4,137,335
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets.................   130,164,964    6,071,719    10,380,423   12,752,012    6,586,004    8,153,903    6,861,218
NET ASSETS, AT BEGINNING
 OF THE YEAR............   394,834,656   26,679,137    19,431,856   18,575,150   21,999,000   14,337,457   10,310,478
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE YEAR...............  $524,999,620  $32,750,856  $ 29,812,279  $31,327,162  $28,585,004  $22,491,360  $17,171,696
                          ============  ===========  ============  ===========  ===========  ===========  ===========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements

--------------------------------------------------------------------------------------------
                                         EQUITY
   SMALL         U.S.                    GROWTH     INTERNATIONAL   VENTURE        BOND
    CAP       GOVERNMENT   BALANCED       SUB-         EQUITY        VALUE     OPPORTUNITIES
SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT    ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT*
-----------  ------------ -----------  -----------  ------------- -----------  -------------
$ 1,534,562    $   674    $   93,226   $   (59,822)  $    51,962  $   379,356     $ 1,178
  2,322,583       (819)      235,174     2,030,211       112,261    2,230,999      (1,153)
-----------    -------    ----------   -----------   -----------  -----------     -------
  3,857,145       (145)      328,400     1,970,389       164,223    2,610,355          25
  5,440,860       --         811,932     9,286,073     1,454,605    4,876,053       --
 10,060,122     46,951     2,383,695    11,496,667     2,908,047    9,510,686      27,190
 (4,380,392)      (769)     (708,829)   (6,395,345)   (1,242,748)  (3,721,564)       (447)
-----------    -------    ----------   -----------   -----------  -----------     -------
 11,120,590     46,182     2,486,798    14,387,395     3,119,904   10,665,175      26,743
-----------    -------    ----------   -----------   -----------  -----------     -------
 14,977,735     46,037     2,815,198    16,357,784     3,284,127   13,275,530      26,768
  6,544,996       --         418,211     5,712,498       953,848    3,386,440       --
-----------    -------    ----------   -----------   -----------  -----------     -------
$21,522,731    $46,037    $3,233,409   $22,070,282   $ 4,237,975  $16,661,970     $26,768
===========    =======    ==========   ===========   ===========  ===========     =======
                                          VARIABLE
                                          INSURANCE
          VARIABLE INSURANCE              PRODUCTS
            PRODUCTS FUND                  FUND II
 --------------------------------------- ---------------------------
   EQUITY-                     HIGH         ASSET
   INCOME       OVERSEAS      INCOME       MANAGER
 SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
 ------------ ------------- ------------ ------------ --------------
 $ 2,234,517  $    839,204  $  179,912   $  154,424   $  45,468,730
   6,795,285     5,523,540     197,499      282,514      94,564,965
 ------------ ------------- ------------ ------------ --------------
   9,029,802     6,362,744     377,411      436,938     140,033,695
  20,426,731    17,135,189     970,763    1,258,847     285,719,085
   9,029,810     1,051,463   1,631,762      560,948        --
 (13,479,623)  (11,522,274)   (623,788)    (649,631)   (152,002,266)
 ------------ ------------- ------------ ------------ --------------
  15,976,918     6,664,378   1,978,737    1,170,164     133,716,819
 ------------ ------------- ------------ ------------ --------------
  25,006,720    13,027,122   2,356,148    1,607,102     273,750,514
  47,352,852    38,382,219   1,742,493    1,972,993     612,634,284
 ------------ ------------- ------------ ------------ --------------
 $72,359,572  $ 51,409,341  $4,098,641   $3,580,095   $ 886,384,798
 ============ ============= ============ ============ ==============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                                        NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------------
                                                                                                            GROWTH
                            CAPITAL        BOND         MONEY         STOCK                    AVANTI         AND
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING ACTIVI-
 TIES
Net investment income...  $ 56,144,430  $ 1,700,538  $    997,805  $   531,878  $   947,788  $   457,581  $   554,063
Net realized and
 unrealized gain on
 investments............    63,684,907    3,033,470       --         4,506,968    4,555,763    2,696,653    2,113,352
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
 Net Increase in net
  assets resulting from
  operations............   119,829,337    4,734,008       997,805    5,038,846    5,503,551    3,154,234    2,667,415
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England
Life Insurance Company
 (Note 4)...............   100,611,223    7,330,838    40,457,027    4,559,195    4,757,562    5,407,500    3,473,273
Net transfers (to) from
 other sub-accounts.....    (7,820,362)   2,481,090   (32,083,917)   2,734,513      286,111    3,131,998    2,645,617
Net transfers to New
 England Life Insurance
 Company................   (67,280,279)  (4,616,930)   (6,819,802)  (3,436,368)  (3,307,802)  (3,767,486)  (2,568,808)
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net Increase in net
 assets resulting from
 policy related
 transactions...........    25,510,582    5,194,998     1,553,308    3,857,340    1,735,871    4,772,012    3,550,082
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets.................   145,339,919    9,929,006     2,551,113    8,896,186    7,239,422    7,926,246    6,217,497
NET ASSETS, AT BEGINNING
 OF THE YEAR............   249,494,737   16,750,131    16,880,743    9,678,964   14,759,578    6,411,211    4,092,981
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE YEAR...............  $394,834,656  $26,679,137  $ 19,431,856  $18,575,150  $21,999,000  $14,337,457  $10,310,478
                          ============  ===========  ============  ===========  ===========  ===========  ===========

 * For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                                            VARIABLE
                                                                                                            INSURANCE
                                                                            VARIABLE INSURANCE              PRODUCTS
                                                                               PRODUCTS FUND                 FUND II
------------------------------------------------------------------- -------------------------------------   ---------
   SMALL                      EQUITY     INTERNATIONAL   VENTURE      EQUITY-                    HIGH         ASSET
    CAP         BALANCED      GROWTH        EQUITY        VALUE       INCOME      OVERSEAS      INCOME       MANAGER
SUB-ACCOUNT   SUB-ACCOUNT* SUB-ACCOUNT*  SUB-ACCOUNT*  SUB-ACCOUNT* SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
-----------   ------------ ------------  ------------- ------------ -----------  -----------  -----------  -----------
$   340,269     $ 16,795   $   183,750     $  10,295    $   79,465  $ 2,050,693  $    42,267  $    1,773   $    2,359
    765,215        3,992        66,138        24,055       172,134    9,553,884    3,794,109     169,647      275,419
-----------     --------   -----------     ---------    ----------  -----------  -----------  ----------   ----------
  1,105,484       20,787       249,888        34,350       251,599   11,604,577    3,836,376     171,420      277,778
  2,237,626       81,978     1,048,361       241,835       625,044   13,985,879   17,076,602     395,370      696,227
  4,814,141      409,874     5,735,744       948,764     3,228,499   12,483,761   (2,007,296)  1,503,857    1,507,606
 (1,803,085)    (94,428)    (1,321,495)     (271,101)     (718,702)  (9,853,532)  (8,392,295)   (358,576)    (709,312)
-----------     --------   -----------     ---------    ----------  -----------  -----------  ----------   ----------
  5,248,682      397,424     5,462,610       919,498     3,134,841   16,616,108    6,677,011   1,540,651    1,494,521
-----------     --------   -----------     ---------    ----------  -----------  -----------  ----------   ----------
  6,354,166      418,211     5,712,498       953,848     3,386,440   28,220,685   10,513,387   1,712,071    1,772,299
    190,830        --           --            --            --       19,132,167   27,868,832      30,422      200,694
-----------     --------   -----------     ---------    ----------  -----------  -----------  ----------   ----------
$ 6,544,996     $418,211   $ 5,712,498     $ 953,848    $3,386,440  $47,352,852  $38,382,219  $1,742,493   $1,972,993
===========     ========   ===========     =========    ==========  ===========  ===========  ==========   ==========
 --------------


     TOTAL
 --------------
 $  64,061,749
    95,415,706
 --------------
   159,477,455
   202,985,540
      --
  (115,320,001)
 --------------
    87,665,539
 --------------
   247,142,994
   365,491,290
 --------------
 $ 612,634,284
 ==============


                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO"), formerly New England Variable Life Insurance Company ("NEVLICO"), was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI as the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has eighteen investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the eighteen Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus", "Zenith Life Plus II" and "Zenith Variable Whole Life") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable life policies. For the modified single premium ("American Gateway") variable life policies mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90%.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales loads, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc., which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                ADVISER                    SUB-ADVISER
        ------           ------------------ -------------------------------------
Capital Growth           CGM*                                --
Back Bay Advisors Money  TNE Advisers, Inc. Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc. Back Bay Advisors, L.P.*
 Income
Back Bay Advisors        TNE Advisers, Inc. Back Bay Advisors, L.P.*
 Managed
Westpeak Stock Index     TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
Westpeak Growth and      TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
 Income
Loomis Sayles Avanti     TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
 Growth
Loomis Sayles Small Cap  TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Morgan Stanley           TNE Advisers, Inc. Morgan Stanley Asset Management Inc.
 International Magnum
 Equity
Davis Venture Value      TNE Advisers, Inc. Davis Selected Advisers, L.P.
Alger Equity Growth      TNE Advisers, Inc. Fred Alger Management, Inc.
Salomon Brothers U.S.    TNE Advisers, Inc. Salomon Brothers Asset Management Inc
 Government
Salomon Brothers         TNE Advisers, Inc. Salomon Brothers Asset Management Inc
 Strategic Bond
 Opportunities

*  An affiliate of NELICO

Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and a new Sub-advisory agreement between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. went into effect replacing the prior agreement between TNE Advisers, Inc. and Draycott Partners, Ltd.

On January 28, 1998, the Fund's Board of Trustees approved new advisory and subadvisory agreements (the "New Agreements") relating to the Loomis Sayles Avanti Growth Series between TNE Advisers, Inc. and the Fund on behalf of the Series, and between TNE Advisers, Inc. and Goldman Sachs Asset Management ("Goldman Sachs"), respectively. The New Agreements, which are subject to shareholder approval, are expected to become effective on or about May 1, 1998. Under the New Agreements, Goldman Sachs would become the subadviser of the Series, succeeding Loomis Sayles & Company, L.P., and would become responsible for the day-to-day management of the Series' investment operations under the oversight of TNE Advisers, Inc. Accordingly, the name of the Series would be changed to the "Goldman Sachs Midcap Value Series" at the time the New Agreements take effect. Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1997:

                                                       PURCHASES      SALES
                                                      ------------ ------------
   Capital Growth Series                              $190,848,855 $152,123,058
   Back Bay Advisors Money Market Series               165,843,613  162,797,235
   Back Bay Advisors Bond Income Series                 19,577,841   13,951,014
   Back Bay Advisors Managed Series                     12,248,935    9,123,459
   Westpeak Stock Index Series                          31,190,566   13,926,513
   Westpeak Growth and Income Series                    16,870,544    7,986,008
   Loomis Sayles Avanti Growth Series                   14,966,505   10,913,924
   Loomis Sayles Small Cap Series                       35,774,167   14,288,925
   Loomis Sayles Balanced Series                         6,944,300    3,461,274
   Morgan Stanley International Magnum Equity Series     7,071,617    3,577,480
   Davis Venture Value Series                           41,982,387   11,519,957
   Alger Equity Growth Series                           27,712,451   13,170,766
   Salomon Brothers U.S. Government Series                 315,478      195,450
   Salomon Brothers Strategic Bond Opportunities
    Series                                                 711,406      148,625
   VIP Equity-Income Portfolio                          43,541,020   28,601,305
   VIP Overseas Portfolio                               33,752,160   24,396,016
   VIP High Income Portfolio                             5,573,049    2,765,596
   VIP II Asset Manager Portfolio                        3,323,050    2,105,248

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the sub-account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of American Gateway Series, the mortality and expense risk charge is deducted monthly from the cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.11%)  30.30%   (3.82%)  53.45%   (6.38%)  14.57%   (7.39%)  37.55%   20.65%   23.05%
Bond Income.............   7.99%   11.91%    7.71%   17.55%    7.80%   12.22%   (3.70%)  20.78%    4.24%   10.50%
Money Market............   7.14%    8.87%    7.81%    5.84%    3.43%    2.61%    3.61%    5.33%    4.76%    4.97%
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.93%   29.70%   (4.48%)  29.98%    6.92%    9.34%    0.76%   36.44%   22.04%   32.03%
Managed.................   9.10%   18.67%    2.85%   19.75%    6.33%   10.26%   (1.46%)  30.81%   14.62%   26.12%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------

Avanti Growth........................................................  14.47%   (0.62%)  29.90%   17.20%   16.91%
Growth and Income....................................................  13.97%   (1.55%)  35.99%   17.68%   33.01%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity-Income........................................................   9.29%    6.69%   34.62%   13.88%   27.66%
Overseas.............................................................  14.57%    1.37%    9.30%   12.82%   11.17%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------

Small Cap.....................................................................  (3.45%)  28.40%   30.22%   24.42%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------

High Income...................................................................  (0.58%)  20.18%   13.63%   17.26%
Asset Manager.................................................................  (4.41%)  16.55%   14.20%   20.23%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------

Equity Growth..........................................................................  24.84%   12.78%   25.19%
Balanced...............................................................................  13.75%   16.50%   15.77%
International Equity...................................................................   3.85%    6.30%   (1.64%)
Venture Value..........................................................................  21.64%   25.40%   33.03%

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.20%)  30.17%   (3.91%)  53.29%   (6.47%)  14.46%   (7.38%)  37.41%   20.53%   22.92%
Bond Income.............   7.88%   11.79%    7.60%   17.43%    7.69%   12.10%   (3.80%)  20.66%    4.14%   10.39%
Money Market............   7.03%    8.77%    7.71%    5.74%    3.33%    2.51%    3.35%    5.23%    4.65%    4.87%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.82%   29.57%   (4.58%)  29.85%    6.81%    9.23%    0.66%   36.30%   21.91%   31.90%
Managed.................   8.99%   18.55%    2.75%   19.63%    6.22%   10.15%   (1.56%)  30.67%   14.51%   25.99%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.39%   (0.72%)  29.77%   17.08%   16.80%
Growth and Income....................................................  13.90%   (1.65%)  35.85%   17.56%   32.87%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity Income........................................................   9.22%    6.59%   34.49%   13.77%   27.53%
Overseas.............................................................  14.49%    1.27%    9.19%   12.70%   11.05%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.52%)  28.27%   30.09%   24.29%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
High Income...................................................................  (0.61%)  20.06%   13.52%   17.14%
Asset Manager.................................................................  (4.45%)  16.43%   14.09%   20.11%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  24.76%   12.66%   25.06%
Balanced...............................................................................  13.67%   16.39%   15.66%
International Equity...................................................................   3.79%    6.19%   (1.74%)
Venture Value..........................................................................  21.56%   25.27%   32.90%

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND
LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.34%)  29.98%   (4.06%)  53.06%   (6.61%)  14.28%   (7.62%)  37.21%   20.34%   22.74%
Bond Income.............   7.72%   11.63%    7.44%   17.25%    7.53%   11.94%   (3.94%)  20.47%    3.98%   10.23%
Money Market............   6.87%    8.60%    7.54%    5.58%    3.18%    2.36%    3.35%    5.07%    4.50%    4.71%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.65%   29.37%   (4.72%)  29.65%    6.65%    9.07%    0.51%   36.10%   21.73%   31.70%
Managed.................   8.83%   18.37%    2.59%   19.45%    6.06%    9.99%   (1.70%)  30.48%   14.34%   25.81%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.28%   (0.87%)  29.57%   16.90%   16.62%
Growth and Income....................................................  13.78%   (1.80%)  35.65%   17.38%   32.67%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity-Income........................................................   9.11%    6.43%   34.29%   13.59%   27.34%
Overseas.............................................................  14.38%    1.12%    9.02%   12.53%   10.89%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.61%)  28.08%   29.90%   24.11%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
High Income...................................................................  (0.66%)  19.88%   13.35%   16.96%
Asset Manager.................................................................  (4.49%)  16.26%   13.91%   19.93%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  24.64%   12.49%   24.88%
Balanced...............................................................................  13.56%   16.21%   15.48%
International Equity...................................................................   3.68%    6.03%   (1.89%)
Venture Value..........................................................................  21.44%   25.08%   32.70%

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.61%)  29.59%   (4.35%)  52.61%   (6.90%)  13.94%   (7.90%)  36.80%   19.98%   22.37%
Bond Income.............   7.40%   11.29%    7.11%   16.90%    7.21%   11.60%   (4.23%)  20.12%    3.67%    9.90%
Money Market............   6.55%    8.28%    7.22%    5.26%    2.87%    2.05%    3.04%    4.75%    4.18%    4.39%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.30%   28.99%   (5.01%)  29.27%    6.33%    8.74%    0.21%   35.69%   21.36%   31.31%
Managed.................   8.50%   18.02%    2.28%   19.10%    5.74%    9.69%   (2.00%)  30.09%   13.99%   25.43%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.05%   (1.16%)  29.19%   16.55%   16.27%
Growth and Income....................................................  13.55%   (2.09%)  35.25%   17.03%   32.28%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity-Income........................................................   8.89%    6.11%   33.89%   13.25%   26.96%
Overseas.............................................................  14.15%    0.82%    8.70%   12.19%   10.56%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.80%)  27.69%   29.50%   23.73%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
High Income...................................................................  (0.76%)  19.53%   13.00%   16.61%
Asset Manager.................................................................  (4.59%)  15.91%   13.57%   19.57%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  24.39%   12.15%   24.50%
Balanced...............................................................................  13.33%   15.86%   15.14%
International Equity...................................................................   3.48%    5.71%   (2.18%)
Venture Value..........................................................................  21.20%   24.71%   32.30%

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.47%)  31.88%   (5.73%)  52.83%   (6.75%)  14.11%   (7.76%)  37.00%   20.16%   22.56%
Bond Income.............   7.56%   11.46%    7.28%   17.08%    7.37%   11.77%   (4.08%)  20.29%    3.82%   10.06%
Money Market............   6.71%    8.44%    7.38%    5.42%    3.02%    2.20%    3.20%    4.91%    4.34%    4.55%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.47%   29.18%   (4.86%)  29.46%    6.49%    8.90%    0.36%   35.90%   21.55%   31.51%
Managed.................   8.67%   18.20%    2.44%   19.28%    5.90%    9.82%   (1.85%)  30.28%   14.16%   25.62%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.16%   (1.01%)  29.38%   16.72%   16.45%
Growth and Income....................................................  13.67%   (1.94%)  35.45%   17.21%   32.47%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity-Income........................................................   9.00%    6.27%   34.09%   13.42%   27.15%
Overseas.............................................................  14.26%    0.97%    8.86%   12.36%   10.72%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.71%)  27.88%   29.70%   23.92%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
High Income...................................................................  (0.71%)  19.71%   13.17%   16.79%
Asset Manager.................................................................  (4.54%)  16.08%   13.74%   19.75%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  24.51%   12.32%   24.69%
Balanced...............................................................................  13.44%   16.03%   15.31%
International Equity...................................................................   3.58%    5.87%   (2.04%)
Venture Value..........................................................................  21.32%   24.89%   32.50%

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Bond Income.............   8.37%   12.30%    8.09%   17.96%   8.18%    12.61%   (3.36%)  21.20%    4.61%   10.89%
Money Market............   7.52%    9.25%    8.19%    6.21%   3.80%     2.97%    3.97%    5.70%    5.13%    5.34%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  16.34%   30.15%   (4.14%)  30.43%   7.30%     9.72%    1.12%   36.92%   22.47%   32.50%
Managed.................   9.48%   19.08%    3.21%   20.17%   6.70%    10.65%   (1.11%)  31.26%   15.03%   26.56%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.74%   (0.27%)  30.35%   17.61%   17.32%
Growth and Income....................................................  14.24%   (1.21%)  36.47%   18.10%   33.47%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.23%)  28.84%   30.68%   24.85%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  25.13%   13.17%   25.63%
Balanced...............................................................................  14.01%   16.91%   16.18%
International Equity...................................................................   4.01%    6.67%   (1.30%)
Venture Value..........................................................................  21.92%   25.84%   33.50%

                                                                                                 6/28/96- 1/1/97-
SUB-ACCOUNT                                                                                      12/31/96 12/31/97
-----------                                                                                      -------- --------
U.S. Government.................................................................................   4.55%    8.47%
Strategic Bond Opportunities....................................................................   8.46%   11.07%

  The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company (formerly New England Variable Life Insurance Company) and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of earnings, equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the New England Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

In 1996, as discussed in Note 1 to the financial statements, the Company (1) adopted all applicable generally accepted accounting principles as required for mutual life insurance enterprises (or wholly-owned stock life insurance company subsidiaries of mutual life insurance enterprises) by Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies; and (2) reflected the effects of the changes in corporate organizations.

The consolidated statements of earnings, equity, and cash flows for the period ended December 31, 1995 present the combination of the individual financial statements of New England Variable Life Insurance Company and other entities listed in Note 1. Such individual financial statements were audited by other auditors before the applicable effects of the changes described in the paragraph above and their reports on the financial statements of each of the insurance entities listed in Note 1 expressed an adverse opinion as to the conformity with generally accepted accounting principles and an unqualified opinion as to conformity with statutory principles and their reports on the financial statements of each of the other entities expressed an unqualified opinion. We have audited the adjustments that were applied to restate the 1995 financial statements to reflect the effects of the changes for the adoption of generally accepted accounting principles and the changes in corporate organization as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied.

DELOITTE & TOUCHE LLP

February 17, 1998
Boston, Massachusetts

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

DECEMBER 31, 1997 AND 1996 (DOLLARS IN THOUSANDS)

                                                     NOTES    1997       1996
                                                     ----- ---------- ----------
ASSETS
Investments:
 Fixed Maturities:
  Available for Sale, at Estimated Fair Value......  2,11  $  734,391 $  524,285
  Held to Maturity, at Amortized Cost..............    2           --     29,666
 Equity Securities.................................  2,11       9,399         --
 Policy Loans......................................   11      104,783     76,263
 Real Estate.......................................             2,757      1,702
 Short-Term Investments............................   11       27,944    156,560
 Other Invested Assets.............................            24,349     12,956
                                                           ---------- ----------
    Total Investments..............................           903,623    801,432
Cash and Cash Equivalents..........................   11       74,148     49,147
Deferred Policy Acquisition Costs..................           565,769    434,637
Accrued Investment Income..........................            18,712     13,713
Premiums and Other Receivables.....................    4       63,036      5,941
Other Assets.......................................            62,326     95,106
Separate Account Assets............................         1,988,225  1,206,959
                                                           ---------- ----------
    TOTAL ASSETS...................................        $3,675,839 $2,606,935
                                                           ========== ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.............................    4   $  500,429 $  464,889
Policyholder Account Balances......................  4,11     240,411    181,594
Other Policyholder Funds...........................   11        8,380      2,071
Policyholder Dividends Payable.....................            14,719      9,018
Short and Long-Term Debt...........................  8,11      85,981     84,057
Income Taxes Payable:                                  5
 Current...........................................             9,102      6,272
 Deferred..........................................            42,066     39,463
Due to Parent......................................           107,337     40,225
Other Liabilities..................................            45,647     21,965
Separate Account Liabilities.......................         1,988,225  1,206,959
                                                           ---------- ----------
    TOTAL LIABILITIES..............................         3,042,297  2,056,513
                                                           ---------- ----------
Commitments and Contingencies (Notes 2, 4, 8 and 9)
EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding..             2,500      2,500
Contributed Capital................................           545,477    497,946
Retained Earnings..................................            68,218     46,249
Net Unrealized Investment Gains....................    3       17,347      3,727
                                                           ---------- ----------
    TOTAL EQUITY...................................   12      633,542    550,422
                                                           ---------- ----------
TOTAL LIABILITIES AND EQUITY.......................        $3,675,839 $2,606,935
                                                           ========== ==========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF EARNINGS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (DOLLARS IN THOUSANDS)

                                               NOTES   1997     1996     1995
                                               ----- -------- -------- --------
REVENUES
Premiums......................................   4   $ 63,616 $ 37,410 $ 38,566
Universal Life and Investment-Type Product
 Policy Fee Income............................        145,157  101,756   79,371
Net Investment Income.........................   3     61,059   49,628   41,815
Investment Gains (Losses), Net................   3        890    8,822   10,514
Commissions, Fees and Other Income............         28,302   44,930   34,555
                                                     -------- -------- --------
  TOTAL REVENUES..............................        299,024  242,546  204,821
                                                     -------- -------- --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.........................   4    100,180   65,520   55,810
Interest Credited to Policyholder Account
 Balances.....................................          6,220    5,558    2,564
Policyholder Dividends........................         21,325   14,830   13,954
Other Operating Costs and Expenses............  10    144,342  143,886   99,424
                                                     -------- -------- --------
  TOTAL BENEFITS AND OTHER DEDUCTIONS.........        272,067  229,794  171,752
                                                     -------- -------- --------
Earnings from Operations before Income Taxes..         26,957   12,752   33,069
Income Taxes..................................   5      4,988    3,051   12,303
                                                     -------- -------- --------
NET EARNINGS..................................       $ 21,969 $  9,701 $ 20,766
                                                     ======== ======== ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF EQUITY
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS)

                                    COMMON
                                    STOCK &            NET UNREALIZED
                                  CONTRIBUTED RETAINED   INVESTMENT
                                    CAPITAL   EARNINGS GAINS (LOSSES)  TOTAL
                                  ----------- -------- -------------- --------
BALANCES AT DECEMBER 31, 1994....   228,057    15,782         (670)    243,169
Net Earnings.....................              20,766                   20,766
Change in Net Unrealized Invest-
 ment Gains (Losses).............                           27,026      27,026
Contributed Capital..............    63,543                             63,543
                                   --------   -------     --------    --------
BALANCES AT DECEMBER 31, 1995....   291,600    36,548       26,356     354,504
Net Earnings.....................               9,701                    9,701
Change in Net Unrealized Invest-
 ment Gains (Losses).............                          (22,629)    (22,629)
Contributed Capital..............   208,846                            208,846
                                   --------   -------     --------    --------
BALANCES AT DECEMBER 31, 1996....   500,446    46,249        3,727     550,422
Net Earnings.....................              21,969                   21,969
Change in Net Unrealized Invest-
 ment Gains (Losses).............                           13,620      13,620
Contributed Capital..............    47,531                             47,531
                                   --------   -------     --------    --------
BALANCES AT DECEMBER 31, 1997....  $547,977   $68,218     $ 17,347    $633,542
                                   ========   =======     ========    ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS)

                                                  1997       1996       1995
                                                ---------  ---------  ---------
NET CASH USED BY OPERATING ACTIVITIES.........  $(121,838) $ (85,674) $(111,834)
                                                ---------  ---------  ---------
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
 Available for Sale Fixed Maturities..........    178,003    276,420    538,297
 Held to Maturity Fixed Maturities............         --     10,519        625
 Mortgage Loans on Real Estate................         --      2,210         12
 Other, Net...................................        128         --         --
 Purchases of:
 Available for Sale Fixed Maturities..........   (326,059)  (259,713)  (983,518)
 Real Estate..................................         --       (480)        --
 Fixed Asset Property and Equipment...........       (101)    (3,786)        --
 Other Assets.................................         --    (11,024)       (15)
 Net Change in Short-Term Investments.........    128,616   (135,731)   379,325
 Net Change in Policy Loans...................    (28,520)   (18,052)   (14,243)
 Other, Net...................................        177         67       (114)
                                                ---------  ---------  ---------
NET CASH USED BY INVESTING ACTIVITIES.........    (47,756)  (139,570)   (79,631)
                                                ---------  ---------  ---------
Cash Flows from Financing Activities:
 Common Stock
 Capital Contributions........................     46,681    159,162      9,515
 Borrowed Money...............................     (3,181)        --     25,000
 Policyholder Account Balances
 Deposits.....................................    244,338    482,552    281,762
 Withdrawals..................................    (95,066)  (364,933)  (148,403)
 Financial Reinsurance Receivables............      1,823    (37,519)        --
                                                ---------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES.....    194,595    239,262    167,874
                                                ---------  ---------  ---------
Change in Cash and Cash Equivalents...........     25,001     14,018    (23,591)
Cash and Cash Equivalents, Beginning of Year..     49,147     35,129     58,720
                                                ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR........  $  74,148  $  49,147  $  35,129
                                                =========  =========  =========
Supplemental Cash Flow Information:
 Interest Paid................................  $   1,495  $   1,523  $   1,277
                                                =========  =========  =========
 Income Taxes Paid............................  $   5,470  $   4,721  $   6,765
                                                =========  =========  =========
NET EARNINGS..................................     21,969      9,701     20,766
Adjustments to Reconcile Net Earnings to Net
 Cash Provided by (Used in) Operating
 Activities:
 Change in Deferred Policy Acquisition Costs,
  Net.........................................   (140,578)   (68,626)   (45,823)
 Change in Accrued Investment Income..........     (4,999)       909    (11,507)
 Change in Premiums and Other Receivables.....    (57,095)     4,370     (4,073)
 Gains from Sales of Investments, Net.........       (890)   (15,979)   (21,980)
 Depreciation and Amortization Expenses.......     10,085      4,120      5,725
 Interest Credited to Policyholder Account
  Balances....................................      6,220      5,558      2,565
 Universal Life and Investment-Type Product
  Policy Fee Income...........................         --   (101,756)   (79,371)
 Change in Future Policy Benefits.............     35,540     18,202     14,539
 Change in Other Policyholder Funds...........      6,309       (283)     1,789
 Change in Policyholder Dividends Payable.....      5,701      1,671        114
 Change in Income Taxes Payable...............      1,674     (6,634)    10,211
 Other, Net...................................     (5,774)    63,073     (4,789)
                                                ---------  ---------  ---------
NET CASH USED BY OPERATING ACTIVITIES.........  $(121,838) $ (85,674) $(111,834)
                                                =========  =========  =========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the Company) is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company principally provides variable life insurance and variable annuity products through a network of general agencies located throughout the United States. The Company also provides participating traditional life insurance, annuity contracts, pension products, as well as, group life, group medical, and group disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. NEMLICO was merged directly into MetLife and ceased to exist as a separate mutual life insurance company. In conjunction with the merger, NEVLICO became a subsidiary of MetLife and changed its name to New England Life Insurance Company. NELICO has continued after the merger to conduct its existing businesses and is also administering the business activities of the former parent NEMLICO. (Note 13)

NELICO is headquartered in Boston, Massachusetts and became a Massachusetts chartered company through a legal process known as redomestication. Prior to the merger, NEVLICO was organized under Delaware law. The capital structure of NELICO continues in the same form subsequent to the merger with common stock authorized at 50,000 shares and 20,000 shares issued and outstanding with a par value of $125 per share. MetLife made an additional statutory capital contribution to NELICO at the merger date totaling $208,846 consisting of $129,254 of cash and $79,592 of bonds, real estate, mortgages, common stock of affiliates and furniture and equipment. Prior to the merger, NELICO received a capital contribution from NEMLICO for $20,000 in cash. MetLife made an additional statutory capital contribution to NELICO of $50,000 in cash during 1997, which was offset by $2,469 of returned capital.

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: Exeter Reassurance Company, Ltd., New England Pension and Annuity Company, and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and TNE Advisers, Inc. for other operations. On February 28, 1997, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and TNE Advisers, Inc. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses in 20 states, but is currently not actively engaged in the sale or distribution of insurance products.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO. NES is the sole owner of Hereford Insurance Agency, Inc.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. The policy applies to claims made during the policy period or during the discovery period with limits of $1,000 each claim, $1,000 annual aggregate each insured, $3,500, $3,500 and $3,000 annual aggregate all insured in 1997, 1996 and 1995 respectively.

TNE Advisers, Inc. was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. TNE Advisers, Inc. was organized to serve as an investment adviser to certain mutual funds of the New England Zenith Fund and does not intend to engage in any business activities other than providing investment management and administrative services.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP), and include the accounts of NELICO and its subsidiaries in which NELICO has control and a majority economic interest. The consolidated financial statements have been prepared as though the current reporting entity had always existed. Significant intercompany transactions and balances have been eliminated in consolidation.

Prior to 1996, NELICO, as a wholly owned stock life insurance subsidiary of a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (statutory financial statements), which accounting practices were considered to be GAAP. In 1996, NELICO adopted Interpretation No. 40, APPLICABILITY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO MUTUAL LIFE INSURANCE AND OTHER ENTERPRISES (the "Interpretation") and Statement of Financial Accounting Standards (SFAS) No. 120, ACCOUNTING AND REPORTING BY MUTUAL LIFE INSURANCE ENTERPRISES AND BY INSURANCE ENTERPRISES FOR CERTAIN LONG DURATION PARTICIPATING POLICIES (the "Standard"), of the Financial Accounting Standards Board (FASB). The Interpretation and Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The cumulative effect of such adoption of all applicable authoritative GAAP pronouncements as of January 1, 1994 was reflected in the financial statements of NELICO as an adjustment of equity at January 1, 1994.

As of December 31, 1993, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 increased consolidated equity by $105, net of deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits.

Effective July 1, 1997, management realigned its fixed maturity investment classifications and transferred all securities classified as held to maturity to available for sale. As a result, consolidated equity at July 1, 1997 increased by $798, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

VALUATION OF INVESTMENTS

As mentioned above, during 1997 management reclassified all of the company's fixed maturity securities to available for sale. Accordingly, as of December 31, all of the company's investment securities are carried at estimated fair value. Prior to this reclassification, certain fixed maturity securities (principally bonds) were carried at amortized cost. Unrealized investment gains and losses on investment securities are recorded directly as a separate component of equity net of related deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits. Costs of securities are adjusted for impairments in value deemed to be other than temporary. Such adjustments are recorded as realized investment losses. All securities transactions are recorded on a trade date basis.

Real estate is considered held for sale by management and is reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. No impairment allowance is required on the property.

Policy loans are stated at unpaid principal balances which approximates fair value.

Short-term investments are stated at amortized cost which approximates fair value.

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. These are carried at cost, which approximates fair value.

INVESTMENT RESULTS

Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are netted against asset categories to which they apply and provisions for losses for investments are included in investment gains and losses.

PROPERTY AND EQUIPMENT

Property and equipment and leasehold improvements are included in other assets and are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation and amortization on property and equipment and leasehold improvements was $13,203, and $3,118 at December 31, 1997 and 1996, respectively. Related depreciation and amortization expense was $10,085, $3,118, and $0 for the years ended December 31, 1997, 1996 and 1995, respectively.

RECOGNITION OF INCOME AND EXPENSES

Premiums from traditional life and annuity policies with life contingencies are generally recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Reinsurance allowances for individual non-medical health contracts are recognized as income when due.

Premiums from variable life, universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

Deferred policy acquisition costs are amortized over a period up to 40 years for traditional life, variable life, universal life products and investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

For non-medical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally between 10 and 30 years) in proportion to anticipated reinsurance allowances.

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserve for death and endowment policy benefits and the liability for terminal dividends. The net level premium reserve is calculated based on the dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Interest rates used in establishing future policy benefit liabilities range from 4 percent to 5 percent for life insurance policies.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Benefit liabilities for non-medical health insurance are calculated as the net GAAP liability plus the unamortized deferred acquisition costs. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

INCOME TAXES

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., files a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and nonlife insurance direct subsidiaries. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

SEPARATE ACCOUNT OPERATIONS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities.

Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

POLICYHOLDER DIVIDENDS

The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

For the years ended December 31, 1997, 1996 and 1995, the Company received capital contributions in the form of transfer of assets of $0, $79,592 and $54,028, respectively.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

The FASB has issued SFAS No. 130 REPORTING COMPREHENSIVE INCOME which establishes standards for reporting and presentation of comprehensive income and its components. Comprehensive income (loss) was $35,589, $(12,928), and $47,792 in 1997, 1996, and 1995, respectively. Consolidated statements of comprehensive income, which will be required in 1998, have not been presented as the Company has not determined the individual amounts to be displayed in such statements.

RECLASSIFICATIONS

Certain reclassifications have been made to prior years' amounts to conform to the 1997 presentation.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed securities and equity securities, by category, are shown below.

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------- ----------
DECEMBER 31, 1997
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $ 12,105  $    101 $    --  $ 12,206
  Foreign governments....................    2,316        67      --     2,383
  Corporate..............................  620,916    41,564   3,308   659,172
  Mortgage-backed securities.............   57,348     3,282      --    60,630
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $692,685  $ 45,014 $ 3,308  $734,391
                                          ========  ======== =======  ========
Equity Securities:
  Common stocks..........................    9,424       216     241     9,399
                                          --------  -------- -------  --------
    Total Equity Securities.............. $  9,424  $    216 $   241  $  9,399
                                          ========  ======== =======  ========

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------- ----------
DECEMBER 31, 1996
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $  5,465  $     47 $    25  $  5,487
  Foreign governments....................    1,577         1      57     1,521
  Corporate..............................  505,683    18,637   7,093   517,227
  Mortgage-backed securities.............       49         1      --        50
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $512,774  $ 18,686 $ 7,175  $524,285
                                          ========  ======== =======  ========

HELD TO MATURITY SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------- ----------
DECEMBER 31, 1996
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $  7,299  $     51 $     6  $  7,344
  States and political subdivisions......      480        38      --       518
  Corporate..............................   21,887       860      99    22,648
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $ 29,666  $    949 $   105  $ 30,510
                                          ========  ======== =======  ========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


Included in net unrealized investment gains (losses) are unrealized gains on foreign currency investments as well as unrealized gains on the associated forward foreign exchange contracts. Unrealized investment gains (losses) consists of the following:

                                                                       1997 1996
                                                                       ---- ----
   Net unrealized gains on investments................................ $281 $ 8
   Unrealized gains (losses) on the maturity of forward contracts.....   14  14
                                                                       ---- ---
                                                                       $295 $22
                                                                       ==== ===

The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1997 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................. $  5,729   $  5,723
   Due after one year through five years...................   61,395     62,503
   Due after five years through ten years..................  155,795    157,820
   Due after ten years.....................................  412,418    447,715
                                                            --------   --------
     Subtotal..............................................  635,337    673,761
   Mortgage-backed securities..............................   57,348     60,630
                                                            --------   --------
     Total................................................. $692,685   $734,391
                                                            ========   ========

Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. At December 31, 1997 the trust held $516,491 of bonds and short-term investments, and at December 31, 1996, the trust held $787 of cash and $468,847 of bonds and short-term investments.

ASSETS ON DEPOSIT

As of December 31, 1997 and 1996, the Company had assets on deposit with regulatory agencies of $7,020 and $5,884, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


3. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The sources of net investment income are as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
   Fixed maturities................................. $50,348  $44,630  $39,264
   Equity securities................................   4,915       --       --
   Mortgage loans on real estate....................      --      110      234
   Real estate......................................     815       55       --
   Policy loans.....................................   5,081    3,734    2,831
   Cash, cash equivalents and short-term
    investments.....................................   4,160    3,656    1,174
   Other investment income..........................     591       38       --
                                                     -------  -------  -------
   Gross investment income..........................  65,910   52,223   43,503
   Investment expenses..............................  (4,851)  (2,595)  (1,688)
                                                     -------  -------  -------
   Net Investment income............................ $61,059  $49,628  $41,815
                                                     =======  =======  =======

Investment gains (losses) are summarized as follows:

                                                        1997    1996    1995
                                                       ------  ------- -------
   Fixed maturities................................... $ (774) $15,467 $21,981
   Other..............................................  1,032      512      (1)
                                                       ------  ------- -------
     Subtotal.........................................    258   15,979  21,980
   Investment gains (losses) related to accelerated
    amortization of deferred
    policy acquisition costs..........................   (632)   7,157  11,466
                                                       ------  ------- -------
   Investment gains (losses), net..................... $  890  $ 8,822 $10,514
                                                       ======  ======= =======

Proceeds from the sales of bonds classified as available for sale during 1997, 1996 and 1995 were $143,107, $275,008 and $518,417 respectively. During 1997,
1996 and 1995, respectively, gross gains of $1,846, $19,109 and $22,558, and gross losses of $1,489, $3,878, and $577 were realized on those sales.

Proceeds from the call of direct issue fixed maturities classified as held to maturity during 1997, 1996 and 1995 were $0, $5,291 and $0, respectively. During 1997, 1996 and 1995, respectively, gross gains of $0, $236 and $0, and gross losses of $0, $0 and $0 were realized due to prepayment premiums received. In 1997 the Company transferred all fixed maturities classified as held to maturity to available for sale.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity and the changes for the corresponding years are summarized as follows:

                                                   1997      1996      1995
                                                 --------  --------  --------
   Year ended December 31
   Balance, beginning of year................... $  3,727  $ 26,356  $   (670)
     Change in unrealized investment gains
      (losses)..................................   30,207   (46,850)   58,947
     Change in unrealized investment gains
      (losses) attributable to:
       Deferred policy acquisition cost
        allowances..............................   (9,446)   12,211   (17,884)
       Deferred income tax (expense) benefit....   (7,141)   12,010   (14,037)
                                                 --------  --------  --------
   Balance, end of year......................... $ 17,347  $  3,727  $ 26,356
                                                 ========  ========  ========
   December 31
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
       Fixed maturities......................... $ 41,706  $ 11,525  $ 58,369
       Other....................................       22        (4)        2
                                                 --------  --------  --------
                                                   41,728    11,521    58,371
   Amounts of unrealized investment gains
    (losses) attributable to:
     Deferred policy acquisition cost
      allowances................................  (15,202)   (5,756)  (17,967)
     Deferred income tax (expense) benefit......   (9,179)   (2,038)  (14,048)
                                                 --------  --------  --------
   Balance, end of year......................... $ 17,347  $  3,727  $ 26,356
                                                 ========  ========  ========

Net unrealized investment gains at December 31, 1997, before deferred Federal income tax, reflects gross unrealized gains of $45,014 and gross unrealized losses of $3,308.

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

In the normal course of business, the Company assumes and cedes reinsurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance.

The effect of reinsurance on premiums earned is as follows:

                                                     1997      1996      1995
                                                   --------  --------  --------
   Direct premiums................................ $ 30,975  $  2,682  $  2,794
   Reinsurance assumed............................   62,315    67,483    69,330
   Reinsurance ceded..............................  (29,674)  (32,755)  (33,558)
                                                   --------  --------  --------
   Net premiums earned............................ $ 63,616  $ 37,410  $ 38,566
                                                   ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $55,445, $23,962 and $22,577 for the years ended December 31, 1997, 1996 and 1995, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoveries of $1,489 and $200 at December 31, 1997 and 1996, respectively.

A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

5. INCOME TAXES

Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code").

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., files a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and nonlife insurance direct subsidiaries. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and income tax purposes.

A summary of income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                                       CURRENT DEFERRED   TOTAL
                                                       ------- --------  -------
   1997
   Federal............................................ $8,473  $(3,772)  $ 4,701
   State and Local....................................    316      (29)      287
                                                       ------  -------   -------
     Total............................................ $8,789  $(3,801)  $ 4,988
                                                       ======  =======   =======
   1996
   Federal............................................ $5,333  $(1,531)  $ 3,802
   State and Local....................................     --     (751)     (751)
                                                       ------  -------   -------
     Total............................................ $5,333  $(2,282)  $ 3,051
                                                       ======  =======   =======
   1995
   Federal............................................ $5,504  $ 6,355   $11,859
   State and Local....................................     --      444       444
                                                       ------  -------   -------
       Total.......................................... $5,504  $ 6,799   $12,303
                                                       ======  =======   =======

Reconciliations of the differences between income taxes of operations computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
   Income before taxes.............................. $26,957  $12,752  $33,069
   Income tax rate..................................      35%      35%      35%
                                                     -------  -------  -------
   Expected income tax expense at federal statutory
    income tax rate.................................   9,435    4,463   11,574
   Tax effect of:
     Change in valuation allowance..................      --  (13,948)    (413)
     NOL benefit write-off..........................      --   13,012       --
     State and local income taxes...................  (1,013)    (488)     289
     Other, net.....................................  (3,434)      12      853
                                                     -------  -------  -------
   Income Tax Expense............................... $ 4,988  $ 3,051  $12,303
                                                     =======  =======  =======

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


The net deferred tax liabilities recorded represents the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred tax liabilities at December 31, 1997 and 1996 are as follows:

                                                            1997       1996
                                                          ---------  ---------
   Deferred tax assets:
     Policyholder liabilities............................ $  63,723  $  83,304
     Net operating loss carryforward.....................        --     12,548
     Other...............................................    81,988     14,690
                                                          ---------  ---------
       Total gross assets................................   145,711    110,542
                                                          ---------  ---------
   Deferred tax liabilities:
     Investments.........................................    (2,456)    (2,526)
     Deferred policy acquisition costs...................  (168,270)  (132,965)
     Net unrealized capital gains........................    (9,179)    (2,038)
     Other...............................................    (7,872)   (12,476)
                                                          ---------  ---------
       Total gross liabilities...........................  (187,777)  (150,005)
                                                          ---------  ---------
   Net deferred tax liability............................ $ (42,066) $ (39,463)
                                                          =========  =========

The sources of the deferred tax expense (benefit) and their tax effects are as follows:

                                                     1997      1996     1995
                                                   --------  --------  -------
   Policyholder liabilities....................... $(23,759) $(17,818) $(4,110)
   Net operating loss carryforward................   12,548       464       --
   Investments....................................    1,319        --       --
   Deferred policy acquisition costs..............   33,621    21,828   13,878
   Other, net.....................................  (27,530)   (6,756)  (2,969)
                                                   --------  --------  -------
     Total........................................ $ (3,801) $ (2,282) $ 6,799
                                                   ========  ========  =======

6. EMPLOYEE BENEFIT PLANS

Prior to the merger, substantially all employees were employed by NEMLICO and were covered under the Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (collectively referred to as the Plans). Subsequent to the merger substantially all of the employees became employees of the Company and continued to be covered by the Plans, which became the Plans of the Company. Under the Plans retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes. The Company's net pension cost charged to income in 1997, 1996, and 1995 was $277, $159, and $150, respectively, which represents the Company's allocation of the total net periodic pension cost of the Plans as shown below:

                                                     1997      1996      1995
                                                   --------  --------  --------
   Service cost................................... $  5,310  $  5,761  $  4,797
   Interest cost on projected benefit obligation..   13,958    12,489    11,012
   Actual return on assets........................  (22,250)  (15,468)  (21,221)
   Net amortization and deferrals.................   11,092     6,009    13,059
                                                   --------  --------  --------
     Net periodic pension cost.................... $  8,110  $  8,791  $  7,647
                                                   ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.5 percent.

The following information for the Plans includes amounts relating to NEMLICO.

                                                              1997      1996
                                                            --------  --------
   Actuarial present value of accumulated plan benefits.... $143,681  $133,000
                                                            ========  ========
   Projected benefit obligation............................  193,652   182,000
                                                            ========  ========
   Net assets available for plan benefits..................  150,820   130,992
                                                            ========  ========
   Unrecognized prior service cost.........................    2,844       224
                                                            ========  ========
   Unrecognized net (loss) from past experience difference
    from that assumed......................................  (18,936)  (37,327)
                                                            ========  ========
   Unamortized transition gains............................ $  5,832  $  4,015
                                                            ========  ========

The weighted average discount rate was 7.75%, 7.5% and 8.0% in 1997, 1996 and 1995, respectively. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit was 5.0% for 1997, 1996 and 1995. Assets of the Plans consist of bonds, stocks, real estate, and insurance contracts and have an assumed long-term rate of return of 8.75% for 1997, and 8.5% for 1996 and 1995.

OTHER POSTRETIREMENT BENEFITS

Prior to the merger, NEMLICO provided certain health care and life insurance benefits for retired employees. Substantially all employees would have become eligible for these benefits had they reached retirement age while working for NEMLICO. Subsequent to the merger, these benefits are being provided by MetLife, with respect to benefits earned prior to the merger, and the Company, with respect to benefits earned subsequent to the merger.

As claims were incurred, the Company made contributions to the plan in 1997 and 1996 which were considered immaterial. The total contributions made to the plan were $3,670 and $3,386, in 1997 and 1996, respectively. The following table sets forth the plan's fiscal year end funded status:

                                                                 1997    1996
                                                                ------- -------
   Accumulated postretirement benefit obligation:
     Retirees.................................................. $33,823 $28,566
     Fully eligible active plan participants...................   4,487   5,482
     All other actives.........................................  11,114  11,098
                                                                ------- -------
   Total.......................................................  49,424  45,146
     plus: unrecognized net gain...............................  15,726  19,997
                                                                ------- -------
   Accrued postretirement benefit liability.................... $65,150 $65,143
                                                                ======= =======

                                                           1997    1996    1995
                                                          ------  ------  ------
   The components of net postretirement benefit cost
    were:
     Service cost........................................ $  880  $  876  $  876
     Interest cost.......................................  3,690   3,183   3,768
     Amortization of gain................................   (849) (1,155) (1,043)
                                                          ------  ------  ------
   Net periodic postretirement benefit cost.............. $3,721  $2,904  $3,601
                                                          ======  ======  ======

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


Net periodic postretirement benefit costs for the years ended December 31, 1997, 1996 and 1995, includes the cost of benefits earned by active employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The discount rate used to determine the net periodic postretirement benefit cost was 7.75%, 7.25% and 8.5% for 1997, 1996 and 1995, respectively.

The discount rate used to determine the accumulated postretirement benefit obligation was 7.75% and 7.50% as of December 31, 1997 and 1996, respectively. The health care cost trend rate was 7.8% graded to 5.0% over 8 years for 1997, and 8.2% graded to 5.0% over 8 years for 1996. The health care cost trend rate assumption has a minimal impact on the amounts reported, since the Company has capped its contributions at 200% of 1993 levels.

7. LEASES

LEASE EXPENSE

The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under non-cancelable leases for 1998 and the succeeding four years are $13,323, $13,057, $11,765, $10,739 and $10,468, respectively, and $95,762 thereafter.
Minimum future sub-lease rental income on these non-cancelable leases for 1998 and the succeeding four years is $3,553, $3,620, $3,600, $3,578 and $3,578, respectively, and $15,257 thereafter.

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest at a variable rate, equal to the greater of the bank's base rate or money market rates plus 0.6% per annum payable monthly, 5.8% at December 31, 1997 and 5.7% at December 31, 1996. The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years. The carrying value of the loan approximates its fair value of $21,965, repayments made during 1997 were $3,181.

Exeter privately placed $75,118 aggregate principal amount, subordinated notes payable (the "Notes"), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000. The issue costs of the Notes of $130 were deducted from Notes, net of discount, to arrive at net subordinated notes payable of $49,870. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value of $64,016, repayments made during 1997 were $0.

9. CONTINGENCIES

The Company has no contingent liabilities which might materially affect the financial position of the Company or the results of its operations. There are no pending legal proceedings which are beyond the ordinary course of business which could have a material financial effect.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


10. OTHER OPERATING COSTS AND EXPENSES

Other operating costs and expenses consisted of the following:

                                                   1997       1996      1995
                                                 ---------  --------  --------
   Compensation costs........................... $  58,754  $ 36,172  $ 23,630
   Commissions..................................    77,351    51,617    37,476
   Debt expense.................................     6,750     6,261     5,659
   Amortization of policy acquisition costs.....    17,723    22,233    21,199
   Capitalization of policy acquisition costs...  (157,670)  (98,016)  (65,850)
   Rent expense, net of sub-lease income of
    $719, $119 and $0...........................     4,473     3,060     1,609
   Other........................................   136,961   122,559    75,701
                                                 ---------  --------  --------
     Total...................................... $ 144,342  $143,886  $ 99,424
                                                 =========  ========  ========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1997 and 1996 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1997:
   ASSETS
   Fixed Maturities......................................... $734,391  $734,391
   Equity Securities........................................    9,399     9,399
   Policy loans.............................................  104,783   104,783
   Short-term investments...................................   27,944    27,944
   Cash and cash equivalents................................   74,148    74,148
   LIABILITIES
   Policyholder account balances............................    9,271     8,508
   Other policyholder funds.................................    4,324     4,324
   Short and long-term debt.................................   85,981    85,981
   DECEMBER 31, 1996:
   ASSETS
   Fixed Maturities......................................... $553,951  $554,795
   Policy loans.............................................   76,263    76,263
   Short-term investments...................................  156,560   156,560
   Cash and cash equivalents................................   49,147    49,147
   LIABILITIES
   Policyholder account balances............................    3,368     3,168
   Other policyholder funds.................................    2,868     2,868
   Short and long-term debt.................................   84,057    84,057

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


For bonds that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded bonds represented approximately 91% of the carrying value and estimated fair value of the total bonds as of December 31, 1997 and 96% of the carrying value and estimated fair value of the total bonds as of December 31, 1996. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

The estimated fair value of short and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

12. STATUTORY FINANCIAL INFORMATION

The following reconciles statutory net income and statutory surplus and reflects the corporate reorganization described in Note 1 determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1997       1996       1995
                                               ---------  ---------  ---------
   Statutory net income (loss)................ $ (37,358) $ (46,021) $     375
   Adjustments to GAAP for life insurance
    companies:
     Future policy benefits and policyholders
      account balances........................  (718,229)   (41,174)    (9,616)
     Deferred policy acquisition costs........   139,947     68,626     45,823
     Deferred Federal Income taxes............     4,009      2,283     (6,799)
     Statutory interest maintenance reserve...       342        231         --
     Other, net...............................   633,258     25,756     (9,017)
                                               ---------  ---------  ---------
   Net GAAP Earnings.......................... $  21,969  $   9,701  $  20,766
                                               =========  =========  =========
                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1997       1996       1995
                                               ---------  ---------  ---------
   Statutory surplus.......................... $ 307,290  $ 355,853  $ 203,374
   Adjustments to GAAP for life insurance
    companies:
     Future policy benefits and policyholders
      account balances........................  (279,510)  (195,273)  (154,099)
     Deferred policy acquisition costs........   565,769    434,637    353,809
     Deferred Federal Income taxes............   (43,318)   (40,185)   (55,201)
     Valuation of investments.................    56,873     11,503     58,063
     Statutory interest maintenance reserve...       571        306         74
     Statutory investment valuation reserves..     8,388      3,335        373
     Surplus notes............................   (64,016)   (58,911)   (54,210)
     Receivables from reinsurance
      transactions............................    27,519     26,030         --
     Other, net...............................    53,976     13,127      2,320
                                               ---------  ---------  ---------
   GAAP Equity................................ $ 633,542  $ 550,422  $ 354,503
                                               =========  =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


13. RELATED PARTY TRANSACTIONS

Prior to the merger NELICO operated under a service agreement with its parent NEMLICO to receive all executive, legal, clerical and other personnel services. Subsequent to the merger, the Company has entered into a Service Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger of NEMLICO and MetLife and those policies and contracts defined in the Service Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $186,757 including accruals for administrative services on NEMLICO administered contracts for 1997. The Company charged MetLife $88,043 including accruals for administrative services on NEMLICO administered contracts for the period of September 1, 1996 through December 31, 1996. Prior to the merger, the Company paid $62,643 to NEMLICO for administrative services on variable-life and variable-annuity contracts for the period of January 1, 1996 through August 31, 1996. In 1995, the Company paid $50,875 to NEMLICO for administrative services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

In 1997, MetLife made a capital contribution to the Company of $50,000 in cash. In 1996, MetLife made a non-cash capital contribution to the Company of common stock of affiliated companies consisting of Exeter, NEPA, NES, Newbury, Omega Reinsurance Corp., TNE Advisers Inc., and TNE Information Services Inc. with a total estimated statutory fair value of $29,558. MetLife also made non-cash capital contributions of home-office properties of $10,301, socially-responsible investments with a book value of $11,916, furniture, equipment and leasehold improvements of $27,816, and a cash contribution of $128,412. Prior to the merger, NEMLICO made a cash contribution to NELICO of $20,000.

In 1995, NEMLICO made a non-cash capital contribution to NELICO of publicly-traded debt securities and private-placement obligations with an estimated fair value of $54,028. NELICO received cash contributions from NEMLICO of $8,215 in 1995.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building which it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid lease payments to MetLife of $2,340 and $780 in 1997 and 1996, respectively.

On June 21, 1996, NEMLICO purchased a mortgage from NELICO for $2,217 which included principal of $2,204, and interest of $13.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1997 were $16,799 and $1,127, respectively. Included in accrued income at December 31, 1997, were amounts receivable for sales-based commissions from NEF and SSR totaling $233 and $13, respectively. In 1997, NES earned asset-based income of $8,777 and $61 on average assets of approximately $3.9 billion and $33 million under management with NEF and SSR, respectively.

Exeter has a privately-placed subordinated notes payable to MetLife for $64,016 at December 31, 1997 and $58,911 at December 31, 1996.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SUBSEQUENT EVENTS

In February 1998, the Company signed a definitive agreement to acquire all of the outstanding common stock of Nathan Lewis Holding Corp. (Nathan Lewis) a broker-dealer based in New York City. Under the terms of the agreement, the Company will pay approximately $28 million in cash at the close and $2 million per year over the next three years subject to certain financial conditions. Nathan Lewis had approximately $22 million in assets and earned $2.1 million on revenues of $78.4 million for the twelve month fiscal period ended September 30, 1997. The acquisition, which is expected to close in the second quarter of 1998, will be accounted for as a purchase under generally accepted accounting principles.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholder of New England Variable Life Insurance Company:

We have audited the statutory statements of operations, surplus, and cash flows of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) for the year ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations, surplus, and cash flows are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statements of operations, surplus, and cash flows. We believe that our audit of the statements of operations, surplus, and cash flows provides a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared the statements of operations, surplus, and cash flows using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 statements of operations, surplus, and cash flows, prepared using SAP, presented fairly, in all material respects the results of operations and cash flows of New England Variable Life Insurance Company for the year ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the aforementioned financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 statements of operations, surplus, and cash flows is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the results of operations or cash flows of New England Variable Life Insurance Company for the year ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of New England Variable Life Insurance Company for the year ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

                                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 8, 1996, except for the information in the second paragraph under "Basis of Presentation and Principles of Consolidation" of Note 1, for which the date is February 18, 1997

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
REPORT ON INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholder of New England Pension and Annuity Company:

We have audited the statutory statements of operations and surplus, and cash flows of New England Pension and Annuity Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) for the year ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations and surplus, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statements of operations and surplus, and cash flows. We believe that our audit of the statements of operations and surplus, and cash flows provides a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared the statements of operations and surplus, and cash flows using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 statements of operations and surplus, and cash flows, prepared using SAP, presented fairly, in all material respects the results of operations and cash flows of New England Pension and Annuity Company for the year ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the aforementioned financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 statements of operations and surplus, and cash flows is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the results of operations or cash flows of New England Pension and Annuity Company for the year ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of New England Pension and Annuity Company for the year ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 8, 1996, except for the information in the second paragraph under "Basis of Presentation and Principles of Consolidation" of Note 1, for which the date is February 18, 1997

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

April 23, 1996

To The Board of Directors and Shareholder of
Exeter Reassurance Company, Ltd.

We have audited the statutory statements of operations and surplus, and cash flows of Exeter Reassurance Company, Ltd. (a wholly-owned subsidiary of New England Mutual Life Insurance Company) for the year ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations and surplus, and cash flows are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations and surplus, and cash flows. We believe that our audit of the statements of operations and surplus, and cash flows provides a reasonable basis for our opinion.

The statutory statements of operations and surplus, and cash flows have been prepared in conformity with The Insurance Act 1978, amendments thereto and related regulations and are not intended to be presented in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above (and not included herein) do not present fairly in conformity with U.S. GAAP, the results of operations or cash flows of Exeter Reassurance Company, Ltd. for the year ended December 31, 1995. In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of Exeter Reassurance Company, Ltd. for the year ended December 31, 1995 in conformity with the Insurance Act 1978, amendments thereto and related regulations.

COOPERS & LYBRAND
CHARTERED ACCOUNTANTS

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholder of New England Securities Corporation:

We have audited the consolidated statements of operations, shareholder's equity, and cash flows of New England Securities Corporation for the year ended December 31, 1995. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations, shareholder's equity, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations, shareholder's equity, and cash flows. We believe that our audit of the statements of operations, shareholder's equity, and cash flows provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the consolidated results of operations and cash flows of New England Securities Corporation for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 9, 1996

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Shareholder and Board of Directors of TNE Advisers, Inc.:

We have audited the statements of operations, changes in shareholder's equity, and cash flows of TNE Advisers, Inc. for the year ended December 31, 1995. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations, changes in shareholder's equity, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations, changes in shareholder's equity, and cash flows. We believe that our audit of the statements of operations, changes in shareholder's equity, and cash flows provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of TNE Advisers, Inc. for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 29, 1996

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

March 14, 1996

To The Shareholders of
Newbury Insurance Company, Limited

We have audited the statements of earnings and retained earnings, and cash flows of Newbury Insurance Company, Limited for the year ended December 31, 1995 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of earnings and retained earnings, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of earnings and retained earnings, and cash flows. We believe that our audit of the statements of earnings and retained earnings, and cash flows provides a reasonable basis for our opinion.

The provision for losses incurred but not reported is calculated in the manner described in note 3(b). We have not reviewed the underlying information used in the calculation of the provision and therefore we have been unable to determine whether the provision for the year ended December 31, 1995 is adequate, deficient or excessive.

In our opinion, except for the effects of such adjustments, if any, that might have been determined to be necessary had we been able to assess fully the matter described in the preceding paragraph, the financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of Newbury Insurance Company, Limited for the year ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America.

COOPERS & LYBRAND
CHARTERED ACCOUNTANTS

                                    Part II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                REPRESENTATIONS

     New England Life Insurance Company hereby represents that the fees and charges deducted under the modified single premium variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.#

     The prospectus consisting of 140 pages.

     The undertaking to file reports.

     The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

     The signatures.

     Written consents of the following persons:

          H. James Wilson, Esq. (see Exhibit 3(i) below)
          Rodney J. Chandler, F.S.A., M.A.A.A.
               (see Exhibit 3(ii) below)
          Sutherland, Asbill & Brennan LLP
               (see Exhibit 6 below)
          Independent Auditors (see Exhibit 11 below)

     The following exhibits:

     1.A. (1)    January 31, 1983 resolution of the Board of
                  Directors of NEVLICO ***
          (2)    None

          (3) (a)    Distribution Agreement between NEVLICO and NELESCO ****
           (b)(i)    Form of Contract between NELICO and its General Agents ***
              (ii)   Form of Contract between NELICO and its Agents ****
              (c)    Commission Schedule for Policies##
              (d)    Form of contract among NELICO and other broker dealers *
              (e)    Additional Forms of selling agreement among NELICO, NES
                      and other broker-dealers ####
          (4)        None
          (5) (a)    Specimens of Policy#
          (5) (b)    Accelerated Death Benefit Rider
          (6) (a)    Amended and restated Articles of Incorporation of
                      NELICO ###
              (b)    Amended and restated By-Laws of NELICO *
          (7)        None
          (8)        None
          (9)        None
          (10)       Specimen of Applications for Policy#
   2.                See Exhibit 3(i)
   3.  (i)           Opinion and Consent of H. James Wilson, Esquire##
       (ii)          Opinion and Consent of Rodney J. Chandler, F.S.A., M.A.A.A.
   4.                None
   5.                Inapplicable
   6.                Consent of Sutherland, Asbill & Brennan LLP
   7.     (i)        Powers of Attorney###
          (ii)       Power of Attorney for James Benson *
          (iii)      Power of Attorney for Richard Robinson **
   8.                Inapplicable
   9.                Inapplicable
  10.                Inapplicable
  11.                Consents of Independent Auditors
  12.                Schedule for computation of performance quotations ****
  13.                Consolidated memorandum describing certain  procedures,
                      filed pursuant to Rule 6e-3(T)(b)(12)(iii) ****

  # Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed December 21, 1995.

 ## Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed June 10, 1996.

### Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

#### Incorporated herein be reference to the Post-Effective Amendment No.2 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed April 30, 1997.

 * Incorporated herein by reference to the Pre-effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

 ** Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed February 17, 1998.

 *** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.

 **** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 28th day of April, 1998.

                            New England Variable Life Separate
                              Account
                                (Registrant)

                            By: New England Life Insurance
                                Company
                                    (Depositor)


                            By: /s/ H. James Wilson
                               ------------------------------------
                               H. James Wilson
                               Executive Vice President and
                               General Counsel
Attest:


/s/Marie C. Swift
-----------------
 Marie C. Swift

     Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 28th day of April, 1998.


                                 New England Life Insurance Company
(Seal)


Attest:                          By:
       -------------------          -----------------------------------
          Marie C. Swift            H. James Wilson
                                    Executive Vice President and
                                    General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 1998.


        *                                  President and Chief
-----------------------                    Executive Officer
James M. Benson

        *                                       Director
-----------------------
Susan C. Crampton

        *                                       Director
-----------------------
Edward A. Fox

        *                                       Director
-----------------------
George J. Goodman

        *                                       Director
-----------------------
Evelyn E. Handler

        *                                       Director
-----------------------
Philip K. Howard

        *                                       Director
-----------------------
Harry P. Kamen

        *                                       Director
-----------------------
Terence Lennon

        *                                       Director
-----------------------
Bernard A. Leventhal

        *                                       Director
-----------------------
Thomas J. May

        *

Thomas J. May                                   Director

        *                                       Director
Stewart G. Nagler

        *                               Second Vice President and
                                         Chief Accounting Officer
Richard A. Robinson

        *                             Executive Vice President and
                                         Chief Financial Officer
Robert E. Schneider

        *                                       Director

Rand N. Stowell

        *                                       Director

Alexander B. Trowbridge


                                 By:
                                     ---------------------------
                                      Anne M. Goggin, Esq.
                                        Attorney-in-fact


* Executed by Anne M. Goggin, Esquire on behalf of those indicated pursuant to powers of attorney filed with the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on February 13, 1997, Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on July 16, 1997, and the Variable Account's Form S-6 Registration Statement, File No. 333-46401, on February 17, 1998.

                                  EXHIBIT LIST


                                                                 Sequentially
Exhibit Number                      Title                        Numbered Page*
--------------                      -----                        --------------

  1.A.5 (b)          Rider to policy

    3.  (ii)         Opinion and Consent of Rodney J.
                     Chandler, F.S.A., M.A.A.A.

    6.               Consent of Sutherland, Asbill &
                     Brennan L.L.P.

    11.              Consents of Independent Auditors



--------
*  Page numbers inserted on manually-signed copy only.